================================================================================


                               U.S. $150,000,000.

                          RECEIVABLES CREDIT AGREEMENT

                          Dated as of February 4, 1999

                                      Among

                          FIDELITY LEASING SPE III, LLC

                                 as the Borrower

                             FIDELITY LEASING, INC.

                                 as the Servicer

                                  the INVESTORS

                                  named herein

                      VARIABLE FUNDING CAPITAL CORPORATION

                                   as a Lender

                        FIRST UNION CAPITAL MARKETS CORP.

                                as the Deal Agent

                            FIRST UNION NATIONAL BANK

                             as the Liquidity Agent

                                       and

                          HARRIS TRUST AND SAVINGS BANK

               as the Collateral Custodian and the Backup Servicer

================================================================================






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                                TABLE OF CONTENTS

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                              ARTICLE I DEFINITIONS

Section 1.1 Certain Defined Terms.................................................................................1
Section 1.2 Other Terms..........................................................................................24
Section 1.3 Computation of Time Periods..........................................................................24

                               ARTICLE II THE LOAN

Section 2.1 The Loan; Grant of Security..........................................................................24
Section 2.2 Procedures for the Loan..............................................................................25
Section 2.3 Determination of Interest............................................................................26
Section 2.4 Settlement Procedures Prior to Termination Date......................................................26
Section 2.5 Settlement Procedures Following a Termination Date...................................................27
Section 2.6 Collections and Allocations..........................................................................28
Section 2.7 Payments, Computations, Etc..........................................................................28
Section 2.8 Optional Prepayment..................................................................................29
Section 2.9 Fees.................................................................................................29
Section 2.10 Increased Costs; Capital Adequacy; Illegality.......................................................30
Section 2.11 Taxes...............................................................................................31
Section 2.12 Assignment of the Purchase Agreement................................................................33
Section 2.13 Substitution of Contracts...........................................................................34

                      ARTICLE III CONDITIONS OF THE ADVANCE

Section 3.1 Conditions Precedent to the Loan.....................................................................35
Section 3.2 Delivery of Contract Files...........................................................................37

                    ARTICLE IV REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of the Borrower.......................................................37
Section 4.2 Representations and Warranties of Borrower Relating to the Agreement and the Contracts...............46

                   ARTICLE V GENERAL COVENANTS OF THE BORROWER

Section 5.1 General Covenants....................................................................................47
Section 5.2 Covenants of Borrower................................................................................47
Section 5.3 Release of Lien on Equipment and Vehicles............................................................49
Section 5.4 Hedging of Contracts.................................................................................49
Section 5.5 Release of Ineligible Contracts......................................................................51
Section 5.6 Retransfer of Assets.................................................................................51

              ARTICLE VI ADMINISTRATION AND SERVICING OF CONTRACTS

Section 6.1 Appointment and Acceptance; Duties...................................................................52
Section 6.2 Collection of Payments...............................................................................55
Section 6.3 Servicer Advances....................................................................................56

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Section 6.4 Realization Upon Defaulted Contract..................................................................57
Section 6.5 Maintenance of Insurance Policies....................................................................57
Section 6.6 Representations and Warranties of Servicer...........................................................59
Section 6.7 Representations and Warranties of Backup Servicer and Collateral Custodian...........................60
Section 6.8 Covenants of Servicer................................................................................62
Section 6.9 Covenants of Backup Servicer and Collateral Custodian................................................62
Section 6.10 Servicing Compensation..............................................................................63
Section 6.11 Custodial Compensation..............................................................................63
Section 6.13 Reports.............................................................................................64
Section 6.14 Annual Statement as to Compliance...................................................................64
Section 6.15 Annual Independent Public Accountant's Servicing Reports............................................65
Section 6.16 Adjustments.........................................................................................65
Section 6.17 Merger or Consolidation of the Servicer.............................................................65
Section 6.18 Limitation on Liability of the Servicer and Others..................................................66
Section 6.19 Indemnification of the Borrower, the Backup Servicer, the Collateral Custodian, the Deal Agent and
the Secured Parties..............................................................................................66
Section 6.20 The Servicer Not to Resign..........................................................................67
Section 6.21 Access to Certain Documentation and Information Regarding the Contracts.............................67
Section 6.22 Backup Servicer.....................................................................................68
Section 6.23 Identification of Records...........................................................................70
Section 6.24 Servicer Defaults...................................................................................70
Section 6.25 Appointment of Successor Servicer...................................................................72
Section 6.26 Notification........................................................................................73
Section 6.27 Protection of Right, Title and Interest to Assets...................................................73
Section 6.28 Subservicers........................................................................................74
Section 6.29 Release of Contract Files...........................................................................74

                   ARTICLE VII EVENTS OF DEFAULT AND REMEDIES

Section 7.1 Events of Default....................................................................................75
Section 7.2 Remedies.............................................................................................76

                          ARTICLE VIII INDEMNIFICATION

Section 8.1 Indemnities by the Borrower..........................................................................78

                ARTICLE IX THE DEAL AGENT AND THE LIQUIDITY AGENT

Section 9.1 Authorization and Action.............................................................................80
Section 9.2 Delegation of Duties.................................................................................81
Section 9.3 Exculpatory Provisions...............................................................................81
Section 9.4 Reliance.............................................................................................82
Section 9.5 Non-Reliance on Deal Agent, Liquidity Agent and Other Lenders........................................83
Section 9.6 Reimbursement and Indemnification....................................................................83
Section 9.7 Deal Agent and Liquidity Agent in their Individual Capacities........................................83
Section 9.8 Successor Deal Agent or Liquidity Agent..............................................................84
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                      ARTICLE X ASSIGNMENTS; PARTICIPATIONS

Section 10.1 Assignments and Participations......................................................................84

                            ARTICLE XI MISCELLANEOUS

Section 11.1 Amendments and Waivers..............................................................................88
Section 11.2 Notices, Etc........................................................................................88
Section 11.3 Ratable Payments....................................................................................89
Section 11.4 No Waiver, Rights and Remedies......................................................................89
Section 11.5 Binding Effect; Benefit of Agreement................................................................89
Section 11.6 Term of this Agreement..............................................................................89
Section 11.7 Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue................................90
Section 11.8 Waiver of Jury Trial................................................................................90
Section 11.9 Costs, Expenses and Taxes...........................................................................90
Section 11.10 No Proceedings.....................................................................................91
Section 11.11 Recourse Against Certain Parties...................................................................91
Section 11.12 Protection of Ownership Interests of the Lenders; Intent of Parties; Security Interest.............92
Section 11.13 Confidentiality....................................................................................93
Section 11.14 Execution in Counterparts; Severability; Integration...............................................94
Section 11.15 Year 2000 Compliance...............................................................................94

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                                    EXHIBITS
                                    --------

EXHIBIT A                  Form of Lock-Box Notices
EXHIBIT B                  Form of Assignment and Acceptance
EXHIBIT C                  Form of Monthly Report
EXHIBIT D                  Form of Servicer's Certificate
EXHIBIT E                  Form of Borrowing Certificate and Assignment
EXHIBIT F                  Form of Notice of Borrowing
EXHIBIT G                  Form of Release of Documents and Receipt

                                    SCHEDULES
                                    ---------

SCHEDULE I                 Condition Precedent Documents
SCHEDULE II       Lock-Box Banks and Lock-Box Accounts
SCHEDULE III      Tradenames, Fictitious Names and "Doing Business As" Names
SCHEDULE IV       Location of Contract Files
SCHEDULE V        List of Contracts
SCHEDULE VI       Commitment Amount of Each Investor

                  THIS RECEIVABLES CREDIT AGREEMENT (the "Agreement") is made as of February 4, 1999, among:

                  (1) FIDELITY LEASING SPE III, LLC, a Delaware limited liability company, as borrower (the "Borrower");

                  (2) FIDELITY LEASING, INC., a Pennsylvania corporation ("Fidelity"), as servicer (the "Servicer");

                  (3) the financial institutions listed on the signature pages of this Agreement under the heading "Investors" and their respective successors and assigns (the "Investors");

                  (4) VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation ("VFCC");

                  (5) FIRST UNION CAPITAL MARKETS CORP., a North Carolina corporation ("FCMC"), as deal agent (the "Deal Agent");

                  (6) FIRST UNION NATIONAL BANK, a national banking association ("First Union"), as liquidity agent (the "Liquidity Agent"); and

                  (7) Harris Trust and Savings Bank, an Illinois banking corporation ("Harris"), as collateral custodian (the "Collateral Custodian") and backup servicer (the "Backup Servicer").

                  IT IS AGREED as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1       Certain Defined Terms.
                           ----------------------

                  (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.1.

                  (b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  ADCB: On any date of determination, the sum of the Discounted Contract Balance of each Eligible Contract (excluding all Defaulted Contracts, Casualty Loss Contracts, Early Termination Contracts and Contracts subject to a Warranty Event) included in the Borrowing Base as of the date of such determination.

                  Adjusted Eurodollar Rate: On any day, an interest rate per annum equal to the quotient, expressed as a percentage and rounded upwards (if necessary), to the nearest 1/100 of 1%, obtained by dividing (i) the LIBOR Rate on such day by (ii) the decimal equivalent of 100% minus the Eurodollar Reserve Percentage on such day.

                  Adjusted Eurodollar Rate Advance: The Principal of the Loan during any period when Interest accrues at a rate based upon the Adjusted Eurodollar Rate.

                  Administration Agreement: That certain Administration Agreement executed between VFCC and FCMC, as the same may be amended, supplemented, or otherwise modified from time to time.

                  Advance Rate: A rate equal to the lesser of (i) .89 and (ii) one minus an amount equal to five times the Default Ratio.

                  Adverse Claim: A lien, security interest, charge, encumbrance or other right or claim of any Person.

                  Affected Party:  As defined in Section 2.10(a).

                  Affiliate: With respect to a Person means any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

                  Agent's Account: A special account (account number 01 41 96
47) in the name of the Deal Agent or, so long as VFCC is the sole Lender hereunder, in the name of VFCC maintained at Bankers Trust Company.

                  Aggregate Unpaids: At any time, an amount, equal to the sum of all Interest (accrued and to accrue), Principal, and all other amounts owed hereunder, under any Hedging Agreement (including, without limitation, payments in respect of the termination of any such Hedging Agreement) or under any fee letter delivered by the Originator to the Deal Agent and the Lenders at such time (whether due or accrued).

                  Agreement: This Receivables Credit Agreement, dated as of February 4, 1999, as amended, modified, supplemented or restated from time to time.

                  Alternative Rate: On any day, an interest rate per annum equal to the Adjusted Eurodollar Rate or the Base Rate; provided, however, that the Alternative Rate shall be the Base Rate only in the event that, (i) on or before the first day of such Interest Period, the relevant Lender shall have notified the Deal Agent that a Eurodollar Disruption Event has occurred, or (ii) such Interest Period is a period of less than one month.

                  Asset: All right, title and interest of the transferring party in, to and under any and all of the following:

                  (i) the Contracts, together with all Collections and all monies due or to become due in payment of such Contracts on and after the Cut Off Date, including but not limited to any Prepayment Amounts, any payments in respect of a Casualty Loss or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the Cut Off Date and any Excluded Amounts;

                  (ii) the Equipment related to such Contracts including all proceeds from any sale or other disposition of such Equipment;

                  (iii) the Contract Files,

                  (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder and under any guarantee or similar credit enhancement with respect to such Contracts;

                  (v) all Insurance Proceeds with respect to each such Contract; and

                  (vi) all income and proceeds of the foregoing.

                  Assignment and Acceptance: An assignment and acceptance entered into by an Investor and an Eligible Assignee, and accepted by the Deal Agent, in substantially the form of Exhibit B hereto.

                  Backup Servicer: Harris Trust and Savings Bank, and its permitted successors and assigns.

                  Backup Servicer and Collateral Custodian Fee Letter: The letter dated as of the Closing Date, among Fidelity, the Deal Agent, the Backup Servicer and Collateral Custodian, setting forth among other things the Backup Servicer Fee and the Collateral Custodial Fee.

                  Backup Servicer Fee Rate: The rate per annum set forth in the Backup Servicer and Collateral Custodian Fee Letter, dated as of the Closing Date.

                  Backup Servicing Fee: As defined in Section 6.22.

                  Bankruptcy Code: The Federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

                  Base Rate: On any date, a fluctuating rate of interest per annum equal to the higher of (i) the Prime Rate or (ii) the Federal Funds Rate plus the Federal Funds Margin.

                  Base Rate Advance: The Principal of the Loan during any period when Interest accrues at a rate based upon the Base Rate.

                  Benefit Plan: Any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Borrower or any ERISA Affiliate of the Borrower is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

                  Borrower: Fidelity Leasing SPE III, LLC, or any permitted successor thereto.

                  Borrowing Base: At any time, an amount equal to the product of the ADCB and the Advance Rate.

                  Breakage Costs: Any amount or amounts as shall compensate a Lender for any loss, cost or expense incurred by such Lender (as reasonably determined by such Lender) as a result of a prepayment by the Borrower of Principal or Interest pursuant to the terms hereof.

                  Business Day: Any day of the year other than a Saturday or a Sunday on which (i) banks are not required or authorized to be closed in New York City, Philadelphia, Pennsylvania, Charlotte, North Carolina, and Chicago, Illinois, and (ii) if the term "Business Day" is used in connection with the Adjusted Eurodollar Rate, dealings in United States dollar deposits are carried on in the London interbank market.

                  Casualty Loss: With respect to any item of Equipment or Vehicle, the loss, theft, damage beyond repair or governmental condemnation or seizure of such item of Equipment or Vehicle.

                  Casualty Loss Contract: Any Contract that is subject to a Casualty Loss.

                  Closing Date: February 4, 1999.

                  Code: The Internal Revenue Code of 1986, as amended.

                  Collateral: At any time, all of the outstanding Assets Granted to the Lenders hereunder.

                  Collateral Custodian: Harris Trust and Savings Bank, and its permitted successors and assigns.

                  Collection Account: As defined in Section 6.2(f).

                  Collection Date: The date following the Termination Date on which the aggregate outstanding Principal has been reduced to zero, the Lender has received all Interest and other amounts due to the Lender in connection with this Agreement, each Hedge Transaction has been terminated and each Hedge Counterparty has received all amounts owing to it under its respective Hedging Agreement, and the Deal Agent has received all amounts due to it in connection with this Agreement.

                  Collections: (i) All cash collections and other cash proceeds of any Asset, including, without limitation, Scheduled Payments, Prepayments, Insurance Proceeds, Recoveries, and Residual Proceeds, all as related to amounts attributable to the Contracts in the Borrowing Base or the related Equipment or Vehicles, but excluding any Excluded Amounts, (ii) any other funds received by the Borrower or the Servicer with respect to any Contract or related Equipment or Vehicle, and (iii) all payments received pursuant to any Hedging Agreement or Hedge Transaction.

                  Commercial Paper Notes: On any day, any short-term promissory notes issued by VFCC with respect to its making the Loan.

                  Commitment: For each Investor, the commitment of such Investor to fund the Loan in an amount not to exceed the amount set forth opposite such Investor's name on Schedule VI, as such amount may be modified in accordance with the terms hereof.

                  Contract: Each lease of Equipment or Vehicles by the Originator to an Obligor, as set forth on the Contract List.

                  Contract Files: With respect to each Contract, the fully executed original counterpart (for UCC purposes) of the Contract, the original certificate of title or other title document with respect to the related Equipment (if applicable), and otherwise such documents, if any, that the Collateral Custodian holds, evidencing ownership of such Equipment (if applicable) and all other documents originally delivered to the Borrower or held by the Collateral Custodian with respect to any Contract.

                  Contract List: The contract list provided by the Borrower to the Deal Agent and the Collateral Custodian, in the form of Schedule V hereto.

                  CP Rate: For any Interest Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by VFCC from time to time as interest on or otherwise (by means of interest rate hedges or otherwise, including incremental carrying costs associated with notes maturing on dates other than those dates on which VFCC is to receive funds) in respect of the promissory notes issued by VFCC that are allocated, in whole or in part, by the Deal Agent (on behalf of VFCC) to fund or maintain the Loan during such period, as determined by the Deal Agent (on behalf of VFCC) and reported to the Borrower and the Servicer, which rates shall reflect and give effect to the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the Deal Agent (on behalf of VFCC); provided, however, that if any component of such rate is a discount rate, in calculating the "CP Rate", the Deal Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

                  CP Rate Advance: The Principal of the Loan during any period when Interest accrues at a rate based upon the CP Rate.

                  Credit and Collection Policy: The written credit and collection policies of the Originator and Servicer in effect on the date hereof, as amended or supplemented from time to time in accordance with Section 4.1(j).

                  Credit Limit: As of the Closing Date, $150,000,000, and on the Termination Date, the "Credit Limit" shall mean the aggregate outstanding Principal.

                  Custodial Fee:  As defined in Section 6.11.

                  Cut Off Date:  January 31, 1999.

                  Default Ratio: As of any Determination Date, the percentage equivalent of a fraction, the numerator of which is equal to four times the sum of the Discounted Contract Balance of Contracts that became Defaulted Contracts (net of Recoveries related thereto) during the immediately preceding three calendar months (regardless of whether a Substitute Contract was provided therefor) and the denominator of which is the average of the ADCB as of each of the current Determination Date and each of the immediately preceding two Determination Dates.

                  Defaulted Contract: (i) A Contract included in the Collateral as to which the Servicer has determined or should have determined in accordance with its Credit and Collection Policy that such Contract is not collectible or is subject to repossession, or (ii) a Contract in the Borrowing Base as to which all or a portion of any one or more Scheduled Payments is more than 120 days past due in an aggregate amount equal to the higher of (A) ten dollars or more or (B) ten percent or more of any Scheduled Payment.

                  Delinquency Ratio: As of any Determination Date, the percentage equivalent of a fraction, the numerator of which is the average of the Discounted Contract Balance of Delinquent Contracts as of such Determination Date and each of the immediately preceding two Determination Dates and the denominator of which is the average of the ADCB as of such Determination Date and each of the immediately preceding two Determination Dates.

                  Delinquent Contract: A Contract in the Borrowing Base as to which all or a portion of any one or more Scheduled Payments is 30 days or more past due.

                  Derivatives: Any exchange-traded or over-the-counter (i) forward, future, option, swap, cap, collar, floor, foreign exchange contract, any combination thereof, whether for physical delivery or cash settlement, relating to any interest rate, interest rate index, currency, currency exchange rate, currency exchange rate index, debt instrument, debt price, debt index, depositary instrument, depositary price, depositary index, equity instrument, equity price, equity index, commodity, commodity price or commodity index, (ii) any similar transaction, contract, instrument, undertaking or security, or (iii) any transaction, contract, instrument, undertaking or security containing any of the foregoing.

                  Determination Date: The last Business Day of each calendar month.

                  Discount Rate: For any Contract, a rate per annum, equal to the sum of (i) the Hedge Rate for that Contract, (ii) the Maximum Program Fee Rate, (iii) .05%, (iv) the Servicing Fee Rate, and (v) the Backup Servicer Fee Rate.

                  Discounted Contract Balance: With respect to any Contract at any time, the present value of all remaining Scheduled Payments becoming due under such Contract after the Cut Off Date discounted monthly at the Discount Rate. The Discounted Contract Balance for each Contract shall be calculated assuming:

                  (i) all payments due in any Monthly Period as due on the last day of the Monthly Period;

                  (ii) payments are discounted on a monthly basis using a 30 day month and a 360 day year; and

                  (iii) all security deposits and drawings under letters of credit, if any, issued in support of a Contract are applied to reduce Scheduled Payments in inverse order of the due date thereof.

                  Early Termination Contracts: Any Contract that the Servicer has allowed the related Obligor to terminate prior to the date on which the final Scheduled Payment is due thereunder.

                  Eligible Assignee: (i) A Person whose short-term rating is at least "A-1" from S&P and "P-1" from Moody's, or whose obligations under this Agreement are guaranteed by a Person whose short-term rating is at least "A-1" from S&P and "P-1" from Moody's, or (ii) such other Person satisfactory to VFCC, the Deal Agent and each of the rating agencies rating the Commercial Paper Notes and approved, in writing, by the Borrower; provided, however, that no such approval shall be required in the event any Investor is required by any rating agency rating VFCC's commercial paper notes or by any regulatory agency to make an assignment.

                  Eligible Contract: On any Determination Date, each Contract with respect to which each of the following is true:


                  (i) the information furnished to the Deal Agent or the Lender with respect to the Contract and the Equipment or Vehicle subject to the Contract is true and correct in all material respects;

                  (ii) immediately prior to the Grant hereunder of the Contract and any related Equipment (or security interest therein), the Contract was owned by the Borrower free and clear of any Adverse Claim;

                  (iii) no Scheduled Payment related to the Contract is (A) more than 60 days delinquent, (B) a payment as to which the Servicer has failed to make a Servicer Advance, (C) a payment as to which the related Equipment or Vehicle has been or is in the process of being repossessed, (D) a payment as to which the related Equipment or Vehicle has been charged-off in accordance with the credit and collection policies of the Servicer, or (E) a payment due on other than a monthly basis; provided however, up to 3% (by ADCB) may have payments due less frequently than on a monthly basis;

                  (iv) the Contract is not a Defaulted Contract;


                  (v) no provision of the Contract has been waived, altered, modified or extended in any respect except as allowed under the Credit and Collection Policy of the Servicer and no payment terms of the Contract have been rewritten or extended;

                  (vi) the Contract is a valid and binding payment obligation of the Obligor and is enforceable in accordance with its terms (except as may be limited by applicable Insolvency Laws and the availability of equitable remedies);

                  (vii) the Contract is not and will not be subject to rights of rescission, setoff, counterclaim or defense and no such rights have been asserted or threatened with respect to the Contract;

                  (viii) the Contract, at the time it is Granted to VFCC does not violate the laws of the United States or any state in any manner which would create liability for any Lender or which would materially and adversely affect the enforceability or collectibility of such Contract;

                  (ix) the Contract and any related Equipment or Vehicle have not been sold, transferred, assigned or pledged by the Borrower to any other Person and, (A) with respect to a Contract that is a "true lease," any Equipment related to such true lease is owned by the Borrower free and clear of any Liens of any third parties (except for any Permitted Liens), (B) with respect to any Contract that is a Vehicle lease, the related Vehicle is owned by the Originator free and clear of any Liens of any third parties (except for Permitted Liens), and (C) with respect to any other Contract that is not a "true lease," such Contract is secured by a fully perfected Lien of the first priority on the related Equipment;

                  (x) the Contract constitutes chattel paper, an account, an instrument or a general intangible as defined under the UCC and if the Contract constitutes "chattel paper" for purposes of the UCC, there is not more than one "secured party's original" counterpart of the Contract;

                  (xi) all filings necessary to evidence the conveyance or transfer to the Deal Agent of the Contract and all right, title and interest in the related Equipment have been made in all appropriate Jurisdictions;

                  (xii) the Obligor is not the subject of bankruptcy or other insolvency proceedings;

                  (xiii) the Obligor's billing address is in the United States, the Contract is a U.S. dollar-denominated obligation, and the Contract is secured by Collateral physically located within the United States, provided, however, that up to 1% (by ADCB) may have related Equipment physically located outside the United States;

                  (xiv) the Contract does not require the prior written consent of an Obligor or contain any other restriction on the transfer or assignment of the Contract (other than a consent or waiver of such restriction that has been obtained prior to the Closing Date);

                  (xv) the obligations of the related Obligor under the Contract are irrevocable, unconditional, non-cancelable, and due and payable on a fixed, monthly basis (without the right to set off for any reason and net of any maintenance or cost per copy charges);

                  (xvi) the Contract has a remaining term to maturity of not greater than 60 months, provided, however, that up to 10% (by ADCB) may have a remaining term to maturity of not greater than 96 months;

                  (xvii) no adverse selection procedure was used in selecting the Contract for the Collateral;

                  (xviii) the Obligor under the Contract is required to maintain casualty insurance with respect to the related Equipment in accordance with the Servicer's normal requirements and, in the case of Vehicle leases, fire, theft, liability, collision, and other insurance in an amount equal to the higher of
(A) that required by law, (B) that required in accordance with the Servicer's Credit and Collection Policy, and (C) that maintained in accordance with industry standards;

                  (xix) the Contract is not a "consumer lease" as defined In
Section 2A-103(1)(e) of the UCC;

                  (xx) the Contract is not subject to any guarantee by the Servicer nor has the Borrower or the Originator established any specific credit reserve with respect to the related Obligor;

                  (xxi) the Contract provides that (A) the Originator, the Borrower or the Servicer may accelerate all remaining Scheduled Payments if the Obligor is in default under any of its obligations under such Contract and (B) the Obligor thereof may not elect to utilize its security deposit to offset any remaining Scheduled Payment;

                  (xxii) the Obligor under the Contract is required to maintain the Equipment or Vehicle in good working order and bear all costs of operating the Equipment or Vehicle (including the payment of Taxes);

                  (xxiii) no provision of such Contract provides for a Prepayment Amount less than the amount calculated in accordance with the definition of Prepayment Amount;

                  (xxiv) the Contract has not been terminated as a result of a Casualty Loss to the related Equipment or Vehicle or for any other reason;

                  (xxv) the Discounted Contract Balance of such Contract, when aggregated with the Discounted Contract Balance of each other Contract having the same Obligor, does not exceed the Portfolio Concentration Criteria;

                  (xxvi) the Discounted Contract Balance of such Contract does not include the amount of any security deposit held by the Servicer or the Borrower;

                  (xxvii) such Contract provides that in the event of a Casualty Loss, the Obligor is required to pay an amount not less than the present value of all remaining Scheduled Payments discounted at the applicable Discount Rate plus any past due amounts as of the date of determination;

                  (xxviii) the Obligor thereunder has represented to the Originator that such Obligor has accepted the related Equipment or Vehicle and has had a reasonable opportunity to inspect and test such Equipment or Vehicle and the Originator has not been notified of any defects therein;

                  (xxix) all payments in respect of a Contract will be made free and clear of, and without deduction or withholding for or on account of, any Taxes, unless such withholding or deduction is required by law;

                  (xxx) the Obligor under the Contract is not a municipality or government-related organization; and

                  (xxxi) the Obligor is acceptable to the Lender in its reasonable discretion.

                  Equipment: The tangible assets financed or leased by an Obligor pursuant to a Contract and/or, unless the context otherwise requires, a security interest in such assets, such tangible assets to consist of small ticket equipment, including without limitation small manufacturing, automotive repair, printing, information and document processing and storage, telecommunications and office equipment; provided, however, such Equipment shall not include Vehicles.

                  ERISA: The U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  ERISA Affiliate: (i) Any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower, (ii) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the
Code) with the Borrower, or (iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower, any corporation described in clause (i) above or any trade or business described in clause (ii) above.

                  Eurocurrency Liabilities: As defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  Eurodollar Disruption Event: The occurrence of any of the following: (i) a determination by a Lender that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States dollars in the London interbank market to make, fund or maintain the Loan, (ii) the failure of one or more of the Reference Banks to furnish timely information for purposes of determining the Adjusted Eurodollar Rate, (iii) a determination by a Lender that the rate at which deposits of United States dollars are being offered to such Lender in the London interbank market does not accurately reflect the cost to such Lender of making, funding or maintaining the Loan, or (iv) the inability of a Lender to obtain United States dollars in the London interbank market to make, fund or maintain the Loan.

                  Eurodollar Reserve Percentage: For any day in any Interest Period, the reserve percentage applicable on such day under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for First Union National Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time) and having a term equal to such Interest Period).

                  Event of Default: As defined in Section 7.1.

                  Excluded Amounts: (i) Any collections on deposit in the Collection Account or otherwise received by the Servicer on or with respect to the Collateral or related Equipment or Vehicles, which collections are attributable to any Taxes, fees or other charges imposed by any Governmental Authority, (ii) any collections representing reimbursements of insurance premiums or payments for services that were not financed by the Originator,
(iii) any collections with respect to Contracts retransferred or substituted for with respect to a Warranty Event, or otherwise replaced by a Substitute Contract, and (iv) any late fees, insufficient funds charges, inspection charges, collection fees, delinquency fees, repossession fees or UCC fees, extension fees, documentation fees, maintenance fees and insurance fees.

                  Facility Financing Statement:  As defined in Schedule I.

                  Federal Funds Margin:  As defined in the Fee Letter.

                  Federal Funds Rate: For any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the federal funds rates as quoted by First Union and confirmed in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by First Union (or, if such day is not a Business Day, for the next preceding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of First Union, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (New York City time).

                  Fee Letter: The letter agreement, dated as of the Closing Date, among the Borrower, the Servicer and the Deal Agent, setting forth, among other things, the Commitment Fee, the Program Fee and the Structuring Fee.

                  First Union: First Union National Bank, in its individual capacity, and its successors or assigns.

                  GAAP: Generally accepted accounting principles as in effect from time to time the United States.

                  Governmental Authority: With respect to any Person, any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person.

                  Grant: To grant, bargain, sell, warrant, alienate, remise, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Contracts or of any other instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate and continuing right to claim, collect, receive and receipt for payments in respect of the Contracts, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  H.15:  Federal Reserve Statistical Release H.15.

                  Hedge Breakage Costs: For any Hedge Transaction, any amount payable by the Borrower for the early termination of that Hedge Transaction or any portion thereof.

                  Hedge Counterparty: Any entity which (i) on the date of entering into any Hedge Transaction (A) is an interest rate swap dealer that is either a Lender or an Affiliate of a Lender, or has been approved in writing by the Deal Agent (which approval shall not be unreasonably withheld), and (B) has a long-term unsecured debt rating of not less than "A" by S&P and not less than "A-2" by Moody's ("Long-term Rating Requirement") and a short-term unsecured debt rating of not less than "A-1" by S&P and not less than "P-1" by Moody's ("Short-term Rating Requirement"), and (ii) in a Hedging Agreement (A) consents to the assignment of the Borrower's rights under the Hedging Agreement to the Deal Agent pursuant to Section 5.4(b) and (B) agrees that in the event that Moody's or S&P reduces its long-term unsecured debt rating below the Long-term Rating Requirement, or reduces its short-term unsecured debt rating below the Short-term Rating Requirement, it shall transfer its rights and obligations under each Hedging Transaction to another entity that meets the requirements of clauses (i) and (ii) hereof and has entered into a Hedging Agreement with the Borrower on or prior to the date of such transfer.

                  Hedge Notional Amount: For any Purchase, the aggregate notional amount in effect on any day under all Hedge Transactions entered into pursuant to Section 5.4(a) for that Purchase.

                  Hedge Rate: For any Contract, the "Fixed Rate" of the Hedge Transaction to be used in computing the Discount Rate of that Contract.

                  Hedge Transaction: Each interest rate swap transaction between the Borrower and a Hedge Counterparty which is entered into pursuant to Section 5.4(a) and is governed by a Hedging Agreement.

                  Hedging Agreement: Each agreement between the Borrower and a Hedge Counterparty which governs one or more Hedge Transactions entered into pursuant to Section 5.4(a), which agreement shall consist of a "Master Agreement" in a form published by the International Swaps and Derivatives Association, Inc., together with a "Schedule" thereto in a form acceptable to the Deal Agent, and each "Confirmation" thereunder confirming the specific terms of each such Hedge Transaction.

                  Increased Costs: Any amounts required to be paid by the Borrower to an Affected Party pursuant to Section 2.10.

                  Indebtedness: With respect to any Person at any date, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (ii) all obligations of such Person under capital leases, (iii) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (iv) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (v) all indebtedness, obligations or liabilities of that Person in respect of Derivatives.

                  Indemnified Amounts:  As defined in Section 8.1.

                  Indemnified Persons:  As defined in Section 6.19.

                  Independent Director: A Person serving on the board of directors of the Independent Manager who is not at the time of appointment and has not been at any time during the preceding five (5) years: (i) a stockholder, director, officer, employee or partner of the Borrower, any member of the Borrower, the Servicer, or any Affiliate of any of them; (ii) a Person having any direct financial interest in the Borrower, or in any Affiliate of the Borrower; (iii) a customer, supplier or other Person who derives more than 10% of its purchases or revenues from its activities with the Borrower, any member of the Borrower, the Servicer, or any Affiliate of any of them; (iv) a Person controlling or under common control (as such "control" is defined in the definition of "Affiliate" set forth herein) with any such stockholder, director, officer, employee, partner, customer, supplier or other Person; or (v) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other Person. Notwithstanding the foregoing, an Independent Director may serve in similar capacities for other special purpose entities formed by the Servicer or any Affiliate thereof.

                  Independent Manager: A manager of the Borrower who (i) is a corporation having a board of directors comprised of at least two (2) Independent Directors and (ii) is not at the time of appointment and has not been at any time during the preceding five (5) years: (A) a stockholder, director, officer, employee or partner of the Borrower, any member of the Borrower, the Servicer, or any Affiliate of any of them; (B) a person having any direct financial interest in the Borrower, or in any Affiliate of the Borrower;
(C) a customer, supplier or other Person who derives more than 10% of its purchases or revenues from its activities with the Borrower, any member of the Borrower, the Servicer, or any Affiliate of any of them; (D) a Person controlling or under common control (as such "control" is defined in the definition of "Affiliate" set forth herein) with any such stockholder, director, officer, employee, partner, customer, supplier or other Person; or (v) a member of the immediate family of any such stockholder, director, officer, employee, partner, customer, supplier or other Person. Notwithstanding the foregoing, an Independent Manager may serve in similar capacities for other special purpose entities formed by the Servicer or any affiliate thereof.

                  Ineligible Contract:  As defined in Section 5.5.

                  Insolvency Event: With respect to a specified Person, (i) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (ii) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  Insolvency Laws: The Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

                  Instrument: Any "instrument" (as defined in Article 9 of the
UCC), other than an instrument which constitutes part of chattel paper.

                  Insurance Policy: With respect to any Contract, an insurance policy covering physical damage to or loss of the related Equipment or Vehicle.

                  Insurance Proceeds: Depending on the context, any amounts payable or any payments made, to the Servicer under any Insurance Policy.

                  Interest: For any Interest Period, the sum of the product (for each such day during such Interest Period) of:

                                   IR x P x 1
                                           ---
                                           360

where:

                  IR       =        the Interest Rate applicable on such day

                  P        =        the Principal outstanding on such day

provided, however, that (i) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by applicable law, and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

                  Interest Period: For any Payment Date, the period beginning on, and including the 13th day of the immediately preceding calendar month (or, with respect to the first Interest Period, the Closing Date) and ending on and including the 12th day of the calendar month in which such Payment Date occurs.

                  Interest Rate:  For any day,

                  (i) to the extent the relevant Lender funded the Loan through the issuance of commercial paper, a rate equal to the CP Rate for such day, and

                  (ii) to the extent the relevant Lender did not fund the Loan through the issuance of commercial paper, a rate equal to the Alternative Rate.

                  Investment: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Assets pursuant to the Purchase Agreement and excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

                  Investor: First Union and each other liquidity bank that is a party to a liquidity agreement entered into at any time with the Lender.

                  Issuer: VFCC and any other Lender whose principal business consists of issuing commercial paper or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets.

                  JLC: Japan Leasing (U.S.A.), Inc., a Delaware corporation.

                  Lender: Collectively, VFCC and the Investors and any other Person that agrees, pursuant to the pertinent Assignment and Acceptance, to fund the Loan.

                  LIBOR Rate: For any Interest Period, an interest rate per annum equal to the average (rounded upward to the nearest one-sixteenth (1/16th) of one percent) per annum rate of interest determined by First Union National Bank on the basis of the offered rates for deposits in dollars for a term equal to the Interest Period; and commencing on the first day of such Interest Period appearing on Telerate Page 3750 (or, if, for any reason, Telerate Page 3750 is not available, the Reuters Screen LIBO Page) as of 11:00 a.m. (London time) on the Business Day which is the second Business Day immediately preceding the first day of the applicable Interest Period. If neither Telerate Page 3750 nor the Reuters Screen LIBO Page is available, then the LIBOR Rate shall be the rate determined by First Union National Bank at its principal office in Charlotte, North Carolina as its LIBOR Rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) as of the two Business Days prior to the applicable Interest Period as the rate at which deposits in immediately available funds in U.S. dollars are being, having been, or would be offered or quoted by First Union National Bank or major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 a.m. (Charlotte, North Carolina time) on the Business Day which is the second Business Day immediately preceding the first day of the applicable Interest Period for delivery on the first day of such Interest Period for a term equal to such Interest Period.

                  Lien: With respect to any Asset, (i) any mortgage, lien, pledge, charge security interest or encumbrance of any kind in respect of such Asset or (ii) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such Asset.

                  Liquidation Expenses: With respect to any Contract, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer (including amounts paid to any subservicer) and any reasonably allocated costs of internal counsel, in each case in accordance with the Servicer's customary procedures in connection with the repossession, refurbishing and disposition of any related Equipment or Vehicle upon or after the expiration or earlier termination of such Contract and other out-of-pocket costs related to the liquidation of any such Equipment or Vehicle, including the attempted collection of any amount owing pursuant to such Contract if it is a Defaulted Contract.

                  Loan: The loan by the Lender to the Borrower made pursuant to the provisions of Article II hereof.

                  Lock-Box: A post office box to which Collections are remitted for retrieval by a Lock-Box Bank and deposited by such Lock-Box Bank into a Lock-Box Account.

                  Lock-Box Account: An account maintained for the purpose of receiving Collections at a bank or other financial institution which has executed a Lock-Box Notice for the purpose of receiving Collections.

                  Lock-Box Bank: Any of the banks or other financial institutions holding one or more Lock-Box Accounts.

                  Lock-Box Notice: A notice, in substantially the form of Exhibit A, between the Originator and a Lock-Box Bank.

                  Maturity Date: February 2, 2000, or such later date to which the Maturity Date may be extended (if extended) in the sole discretion of VFCC and each Investor in accordance with the terms of Section 2.1(c).

                  Maximum Program Fee Rate:  The highest Program Fee Rate.

                  Minimum Overcollateralization: On any date,
Overcollateralization equal to 100% minus the Advance Rate.

                  Monthly Period: As to any Determination Date, the calendar month ended on such Determination Date.

                  Monthly Report: As defined in Section 6.13(a).

                  Moody's: Moody's Investors Service, Inc., and any successor thereto.

                  Multiemployer Plan: A "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees.

                  Notice of Borrowing: A notice, substantially in the form of Exhibit F hereto, delivered pursuant to Section 2.2.

                  Obligor: A Person obligated to make payments pursuant to a Contract including any guarantor thereof.

                  Officer's Certificate: A certificate signed by any manager of the Borrower or any officer the Servicer, as the case may be, and delivered to the Collateral Custodian.

                  Opinion of Counsel: A written opinion of counsel, who may be counsel for Borrower or the Servicer and who shall be reasonably acceptable to the Deal Agent.

                  Originator: JLA Credit Corporation, a Delaware corporation.

                  Outstanding Balance: Of any Asset at any time, the then outstanding principal balance thereof.

                  Overcollateralization: On any day, the difference determined by subtracting the Principal on such day from the ADCB on such day.

                  Payment Date: The 20th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

                  Permitted Investments: Any one or more of the following types of investments:

                  (i) marketable obligations of the United States of America, the full and timely payment of which are backed by the full faith and credit of the United States of America and which have a maturity of not more than 270 days from the date of acquisition;

                  (ii) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States of America and which have a maturity of not more than 270 days from the date of acquisition;

                  (iii) bankers' acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term obligations of which are rated "A-1" by S&P and "P-1" by Moody's;

                  (iv) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clauses (i), (ii) and
(iii) above entered into with any bank of the type described in clause (iii) above;

                  (v) commercial paper rated at least "A-1" by S&P and "P-1" by Moody's; and,

                  (vi) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however that at the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be at least "A-1" by S&P and "P-1" by Moody's.

                  Permitted Liens: (i) With respect to Contracts in the
Collateral:

                  (A) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable, (B) Liens in favor of the Borrower created pursuant to a Purchase Agreement and transferred to the Borrowing Base hereunder, and (C) Liens in favor of the Deal Agent as agent for the Lender created pursuant to this Agreement; and

                  (ii)     with respect to the related Equipment or Vehicles:

                  (A) materialmen's, warehousemen's and mechanics' liens and other Liens arising by operation of law in the ordinary course of business for sums not due, (B) Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable, (C) Liens in favor of the Borrower created pursuant to the Purchase Agreement and transferred to the Borrowing Base hereunder, and (D) Liens in favor of the Deal Agent as agent for the Lender created pursuant to this Agreement.

                  Person: An individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

                  Portfolio Concentration Criteria: The following concentration limitations at all times measured on the basis of percentage of ADCB:

                  (i) the sum of the Discounted Contract Balances of Contracts relating to any one Obligor is no more than of 1.5% of the ADCB;

                  (ii) the sum of the Discounted Contract Balance of Contracts relating to the five (5) Obligors with the largest aggregate Discounted Contract Balances is limited to 10% of the ADCB;

                  (iii) the sum of the Discounted Contract Balances of Contracts relating to Obligors located in California is limited to 50% of the ADCB;

                  (iv) the sum of the Discounted Contract Balances of Contracts relating to Obligors located in any state (other than California) is limited to 10% of the ADCB;

                  (v) the sum of the Discounted Contract Balances of Contracts secured by, or representing leases of, software is limited to 1% of the ADCB;

                  (vi) the sum of the Discounted Contract Balances of Contracts relating to Obligors having the same standard industry code is limited to 5% of the ADCB;

                  (vii) the sum of the Discounted Contract Balances of Contracts having terms up to 96 months is limited to 10% of the ADCB;

                  (viii) the sum of the Discounted Contract Balances of Contracts constituting leases of Vehicles is limited to 4% of the ADCB; and

                  (ix) the sum of the Discounted Contract Balances of Contracts constituting leases of Equipment physically located outside the United States is limited to 1% of the ADCB.

                  Prepaid Contract: Any Contract that has terminated or been prepaid in full prior to its scheduled expiration date (including because of a Casualty Loss), other than a Defaulted Contract.

                  Prepayment Amount:  As specified in Section 6.2(b).

                  Prepayments: Any and all (i) partial and full prepayments on a Contract (including, with respect to any Contract and any Monthly Period, any Scheduled Payment or portion thereof which is due in a subsequent Monthly Period which the Servicer has received, and expressly permitted the related Obligor to make, in advance of its scheduled due date, and which will be applied to such Scheduled Payment on such due date), (ii) cash proceeds or rents realized from the sale, lease, re-lease or re-financing of Equipment or Vehicles under a Prepaid Contract, net of Liquidation Expenses, and (iii) Recoveries.

                  Prime Rate: The rate announced by First Union from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by First Union in connection with extensions of credit to debtors.

                  Principal: The original amount of the Loan, reduced from time to time by Collections distributed on account of such Principal pursuant to Sections 2.4 and 2.5; provided, however, that the Principal shall not be reduced by any distribution or any portion of Collections if at any time such distribution is rescinded or must be returned for any reason.

                  Program Fee: As defined in Section 2.9(a).

                  Program Fee Rate: The rate per annum set forth in the Program Fee Agreement.

                  Purchase Agreement: The Purchase and Sale Agreement dated as of the date hereof, between the Originator and the Borrower, as amended, modified, supplemented or restated from time to time with the prior written consent of the Lender.

                  Qualified Institution:  As defined in Section 6.2(f).

                  RAI:  Resource America, Inc., a Delaware corporation.

                  Rating Agency: Each of S&P, Moody's, and any other rating agency that has been requested to issue a rating with respect to the commercial paper notes issued by the Issuer.

                  Records: All Contracts and other documents, books, records and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Assets and the related Obligors which the Borrower has itself generated, in which the Borrower has acquired an interest pursuant to the Purchase Agreement or in which the Borrower has otherwise obtained all interest.

                  Recoveries: With respect to a Defaulted Contract, proceeds from the sale, lease, re-lease or refinancing of the Equipment or Vehicle, proceeds of any related Insurance Policy and any other recoveries with respect to such Defaulted Contract and the related Equipment or Vehicle and related property, and other amounts representing late fees and penalties net of Liquidation Expenses and amounts, if any, so received that are required to be refunded to the Obligor on such Contract.

                  Reference Bank: Any bank which furnishes information for purposes of determining the Adjusted Eurodollar Rate.

                  Register:  As defined in Section 10.1(c).

                  Release Date:  As defined in Section 5.6.

                  Replaced Contract:  As defined in Section 2.13(a).

                  Reporting Date: The 16th day of the month or the first Business Day thereafter.

                  Required Investors: At a particular time, all (or 100%) of the Investors.

                  Required Reports: Collectively, the Monthly Report, the Servicer's Certificate and the quarterly financial statement of the Servicer required to be delivered to the Deal Agent pursuant to Section 6.13(c) hereof.

                  Requirements of Law: For any Person shall mean the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

                  Residual Proceeds: With respect to any Contract or any item of Equipment, the net proceeds from the sale, re-lease or other disposition of the equipment upon the expiration, or early termination, of the term of such Contract.

                  Responsible Officer: As to any Person (other than the Collateral Custodian and Backup Servicer), any officer of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and with respect to the Collateral Custodian and Backup Servicer it shall mean any officer within the office at the address set forth under its name on the signature pages hereof including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or Assistant Treasurer or any other officer of the Collateral Custodian and Backup Servicer customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

                  S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

                  Scheduled Payments: On any Determination Date with respect to any Contract, (i) each monthly, quarterly, annual or seasonal rent or financing (whether principal or principal and interest) payment scheduled to be made by the Obligor thereof after such Determination Date under the terms of such Contract, reduced by a number of such scheduled payments equal to a number (rounding upwards to the next highest integer if such number is not an integer) obtained by dividing (A) the dollar amount of any security deposit related to such Contract by (B) the amount of a single scheduled payment under such Contract, (ii) any payment due from the Obligor of such Contract at the expiration or other termination of such Contract, and (iii) any payments in connection with a Warranty Event.

                  Secured Party: (i) Each Lender and (ii) each Hedge Counterparty that is either a Lender or an Affiliate of a Lender if such Affiliate executes a counterpart of this Agreement agreeing to be bound by the terms of this Agreement applicable to a Secured Party.

                  Servicer: Fidelity Leasing, Inc., and its permitted successors and assigns.

                  Servicer Advance: An advance of Scheduled Payments made by the Servicer pursuant to Section 6.3.

                  Servicer Default: As specified in Section 6.24.

                  Servicer's Certificate: As defined in Section 6.13(b).

                  Servicing Fee: As specified in Section 2.9(b).

                  Servicing Fee Letter: The letter, dated as of the Closing Date, among the Borrower, the Servicer, and the Deal Agent setting forth, among other things, the Servicer Fee.

                  Servicing Fee Rate: The rate per annum set forth in the Servicing Fee Letter.

                  Solvent: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (i) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code, (ii) the present fair salable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

                  Stock Purchase Agreement: That certain agreement by and between Fidelity and JLC, dated as of December 15, 1998, as amended by Amendment No. 1, dated as of December 31, 1998, and as further amended by Amendment No. 2, dated as of January 12, 1999.

                  Structuring Fee: The arrangement fee agreed to between the Borrower and the Deal Agent in the Program Fee Agreement.

                  Subordinated Promissory Note: That certain Subordinated Promissory Note, dated as of February 4, 1999, made by Fidelity and payable to the order of Resource Leasing, Inc., a Delaware corporation.

                  Subservicer: JLA Credit Corporation, a Delaware corporation.

                  Substitute Contract: On any day, an Eligible Contract which meets each of the conditions for substitution set forth in Section 2.13.

                  Successor Servicer: As defined in Section 6.25(a).

                  Taxes: Any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any government or other taxing authority.

                  Termination Date: The earliest of (i) the date of repayment in full of the Loan pursuant to Section 2.8, (ii) the date of the occurrence of an Event of Default pursuant to Section 7.1, and (iii) the Maturity Date.

                  Termination Notice:  As defined in Section 6.24.

                  Transaction:  As defined in Section 3.1.

                  Transaction Documents: (i) This Agreement, (ii) the Purchase Agreement, (iii) the Hedging Agreement, (iv) the guaranty, dated as of the date hereof, given by Fidelity in favor of the Deal Agent, (v) the guaranty, dated as of the date hereof, given by RAI in favor of the Deal Agent, (vi) the liquidity purchase agreement, dated as of the date hereof, by and among the Lender, the Investors, the Deal Agent, and the Liquidity Agent, (vii) the custodial agreement, dated as of the date hereof, by and among the Borrower, the Servicer, the Deal Agent and the Collateral Custodian, and (viii) any additional document the execution of which is necessary or incidental to carrying out the terms of the foregoing documents.

                  UCC: The Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

                  United States: The United States of America.

                  Unreimbursed Servicer Advances: At any time, the amount of all previous Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Section 2.7 and which the Servicer has determined in its sole discretion will not be recoverable from Collections with respect to the related Contract.

                  Unsecured Promissory Note: That certain Unsecured Promissory Note, dated as of February 4, 1999, made by Fidelity and payable to the order of Resource Leasing, Inc., a Delaware corporation.

                  Vehicle: Any motor vehicle which is subject to a Contract included in the Collateral.

                  Warranty Event: As to any Asset, the occurrence and continuance of a material breach of any representation or warranty relating to such Contract.

                  Section 1.2 Other Terms.
                              ------------

                  All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. The word "including" shall mean "including without limitation," and the word "herein" shall refer to this Agreement and not to any particular Section herein unless expressly stated.

                  Section 1.3 Computation of Time Periods.
                              ----------------------------

                  Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE II

                                    THE LOAN

                  Section 2.1 The Loan; Grant of Security.
                              ----------------------------

                  (a) On the terms and conditions hereinafter set forth, the Lender shall, on the Closing Date, make the Loan to the Borrower in an amount equal to the lesser of (i) the Borrowing Base and (ii) the Credit Limit.

                  (b) In order to secure the payment of the Principal, Interest, Aggregate Unpaids, and all other amounts payable with respect to the Loan and under the Fee Letter, and in order to secure the performance and observance of all of the covenants and conditions contained in this Agreement and in the Fee Letter, the Borrower hereby Grants to the Deal Agent, for the ratable benefit of the Secured Parties, a first priority security interest in all of the Collateral, including Collections, any and all replacements, substitutions, distributions on and proceeds and products thereof. The Borrower shall mark its records (including, without limitation, its computer records and tapes) to evidence the Grant and the interest of the Deal Agent on behalf of the Secured Parties in the Collateral.

                  (c) The Borrower may, within 60 days, but no later than 45 days, prior to the then existing Maturity Date, by written notice to the Deal Agent (and delivery to the Deal Agent of a new Opinion of Counsel in substantially the same form and substance as that certain Opinion of Counsel delivered as of the Closing Date and rendered by Morgan, Lewis & Bockius LLP with respect to certain federal income tax consequences, such new opinion given with respect to such extension), make written request for VFCC and the Investors to extend the Maturity Date for an additional period of 364 days. The Deal Agent will give prompt notice to VFCC and each of the Investors of its receipt of such request for extension of the Maturity Date. VFCC and each Investor shall make a determination, in their sole discretion and after a full credit review, not less than 15 days prior to the then applicable Maturity Date as to whether or not it will agree to extend the Maturity Date; provided, however, that the failure of VFCC or any Investor to make a timely response to the Borrower's request for extension of the Maturity Date shall be deemed to constitute a refusal by VFCC or the Investor, as the case may be, to extend the Maturity Date. The Maturity Date shall only be extended upon the consent of both (i) VFCC and (ii) 100% of the Investors.

                  Section 2.2 Procedures for the Loan.
                              ------------------------

                  Subject to the conditions described in Section 2.1, the Loan shall be made pursuant to the terms of a Borrowing Certificate and Assignment in the form of Exhibit E hereto, after receipt by the Lender of a Notice of Borrowing delivered by the Borrower to the Deal Agent (with a copy to the Collateral Custodian) at least one Business Day prior to the proposed Closing Date. Such Notice of Borrowing shall specify (a) the aggregate amount of the Borrowing Base and (b) the proposed Closing Date. Following receipt of such Notice of Borrowing, the Deal Agent will consult with VFCC in order to assist VFCC in determining whether or not to fund the Loan. If VFCC declines to fund the Loan, the Loan will be made by the Investors. On the Closing Date, VFCC or each Investor shall, upon satisfaction of the applicable conditions set forth in
Article III, make available to the Borrower in same day funds, at such bank or other location reasonably designated by Borrower in its Notice of Borrowing given pursuant to this Section 2.2, an amount equal to (i) the Principal of the Borrowing Base, in the case of a purchase by VFCC, or (ii) such Investor's pro rata share of the Principal related to such Borrowing Base, in case the Loan is made by the Investors.

                  Section 2.3 Determination of Interest.

                  The Deal Agent shall determine the Interest (including unpaid Interest, if any, due and payable on a prior Payment Date) to be paid on each Payment Date for the Interest Period and shall advise the Servicer thereof on the first Business Day after the Interest Period.

                  Section 2.4 Settlement Procedures Prior to a Termination Date.

                  The provisions of this Section 2.4 shall apply during the term of this Agreement prior to the occurrence of a Termination Date.

                  (a) On each Payment Date, the Servicer shall pay to the following Persons, from (i) the Collection Account, to the extent of available funds, and (ii) a Servicer Advance if made or required pursuant to Section 6.3, the following amounts in the following order of priority:

                  (i) FIRST, pro rata to each Hedge Counterparty, any amounts, including any Hedge Breakage Costs, owing that Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge
         Transaction(s), for the payment thereof;

                  (ii) SECOND, to the Servicer, in an amount equal to any Unreimbursed Servicer Advances, for the payment thereof;

                  (iii) THIRD, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fee arrearage, for the payment thereof;

                  (iv) FOURTH, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fee, for the payment thereof;

                  (v) FIFTH, to the extent not paid for by Fidelity, to the Backup Servicer, in an amount equal to any accrued and unpaid Backup Servicing Fee, for the payment thereof;

                  (vi) SIXTH, to the extent not paid for by Fidelity, to the Collateral Custodian, in an amount equal to any accrued and unpaid Custodial Fee, for the payment thereof;

                  (vii) SEVENTH, to the extent not paid for by Fidelity, to the Deal Agent for the ratable payment to each Lender, in an amount equal to any accrued and unpaid Program Fees for such Payment Date;

                  (viii) EIGHTH, to the Deal Agent, in the amount of unpaid Increased Costs and/or Taxes, for payment to the Lenders in respect thereof;

                  (ix) NINTH, to the Deal Agent for the ratable payment to each Lender, in an amount equal to any accrued and unpaid Interest (for the related Interest Period), with priority to any arrearage;

                  (x) TENTH, to the Deal Agent for payment necessary to reduce the Principal to an amount equal to the Borrowing Base as of the immediately proceeding Determination Date; and

                  (xi) ELEVENTH, any remaining amount shall be distributed to the Borrower.

         (b) Notwithstanding anything to the contrary contained in this Section
2.4 or any other provision in this Agreement, if on any Business Day the aggregate outstanding amount of Principal shall exceed the Borrowing Base, the Borrower shall contribute Eligible Contracts or remit to the Deal Agent a payment, no later than the close of business of the Deal Agent on the next succeeding Business Day, in such amount as may be necessary so that the outstanding Principal is an amount less than or equal to the Borrowing Base.

                  Section 2.5 Settlement Procedures Following a Termination
                              ----------------------------------------------
                              Date.
                              -----

                  The provisions of this Section 2.5 shall apply during the term of this Agreement after the occurrence of a Termination Date.

                  (a) On each Payment Date, the Servicer shall pay to the following Persons, from (i) the Collection Account, to the extent of available funds and (ii) a Servicer Advance if made or required pursuant to Section 6.3, the following amounts in the following order of priority:

                  (i) FIRST, pro rata to each Hedge Counterparty, any amounts, including any Hedge Breakage Costs, owing that Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge
         Transaction(s), for the payment thereof;

                  (ii) SECOND, to the Servicer, in an amount equal to any Unreimbursed Servicer Advances, for the payment thereof;

                  (iii) THIRD, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fee arrearage, for the payment thereof;

                  (iv) FOURTH, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fee, for the payment thereof;

                  (v) FIFTH, to the extent not paid for by Fidelity, to the Backup Servicer, in an amount equal to any accrued and unpaid Backup Servicing Fee, for the payment thereof;

                  (vi) SIXTH, to the extent not paid for by Fidelity, to the Collateral Custodian, in an amount equal to any accrued and unpaid Custodial Fee, for the payment thereof;

                  (vii) SEVENTH, to the extent not paid for by Fidelity, to the Deal Agent, for the ratable payment to each Lender in an amount equal to any accrued and unpaid Program Fees for such Payment Date;

                  (viii) EIGHTH, to the Deal Agent, in the amount of unpaid Increased Costs and/or Taxes, for payment to the Lenders in respect thereof;

                  (ix) NINTH, to the Deal Agent for the ratable payment to each Lender, in an amount equal to any accrued and unpaid Interest (for the related Interest Period), with priority to any arrearage;

                  (x) TENTH, to the Deal Agent for the ratable payment to each Lender, in an amount to reduce the Principal to zero and to pay in full the Aggregate Unpaids; and

                  (xi) ELEVENTH, any remaining amount shall be distributed to the Borrower.

                  (b) Notwithstanding anything to the contrary contained in this
Section 2.5 or any other provision in this Agreement, if on any Business Day the aggregate outstanding amount of Principal shall exceed the Borrowing Base, the Borrower shall contribute Eligible Contracts or remit to the Deal Agent a payment, no later than the close of business of the Deal Agent on the next succeeding Business Day, in such amount as may be necessary so that the outstanding Principal is an amount less than or equal to the Borrowing Base.

                  Section 2.6 Collections and Allocations.
                              ----------------------------

                  (a) Collections. The Servicer shall transfer, or cause to be transferred, all Collections on deposit in the form of available funds in the Lock-Box Account to the Collection Account by the close of business on the Business Day such Collections are received in the Lock-Box Account. The Servicer shall promptly (but in no event later than two Business Days after the receipt thereof) deposit all Collections received directly by it in the Collection Account. The Servicer shall make such deposits or payments on the date indicated therein by electronic funds transfer through the automated clearing house system, or by wire transfer, in immediately available funds.

                  (b) Servicer Deposit. On the Closing Date, the Servicer will deposit (in immediately available funds) into the Collection Account all Collections received after the Cut Off Date and through and including the Closing Date, in respect of Contracts included in the Collateral.

                  (c) Excluded Amounts. The Servicer may withdraw from the Collection Account any Collections constituting Excluded Amounts if the Servicer has, prior to such withdrawal, delivered to the Deal Agent a report setting forth the calculation of such Excluded Amounts in a format reasonably satisfactory to the Deal Agent.

                  Section 2.7 Payments, Computations, Etc.
                              ----------------------------

                  (a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrower or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (Charlotte, North Carolina time) on the day when due in lawful money of the United States in immediately available funds to the Agent's Account. The Borrower shall, to the extent permitted by law, pay to the Secured Parties interest on all amounts not paid or deposited when due hereunder at 1% per annum above the Base Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be retained by the Deal Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by the Deal Agent of such overdue amount to the Secured Parties, in which case such interest accruing after such date shall be for the account of, and distributed by the Deal Agent to the Secured Parties. All computations of interest and all computations of Interest and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

                  (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Interest, interest or any fee payable hereunder, as the case may be.

                  (c) If the Loan requested by the Borrower pursuant to Section
2.2 is not, for any reason whatsoever related to a default or nonperformance by the Borrower, made or effectuated, as the case may be, on the date specified therefor, the Borrower shall indemnify such Lender against any reasonable loss, cost or expense incurred by such Lender, including, without limitation, any loss (including loss of anticipated profits, net of anticipated profits in the reemployment of such funds in the manner determined by such Lender), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Loan.

                  Section 2.8 Optional Prepayment.
                              --------------------

                  Upon thirty (30) days written notice to the Deal Agent, as agent for the Lender, the Borrower shall have the right to repay in whole or in part the outstanding Principal, provided that all Hedge Transactions have been terminated. On the Payment Date next succeeding any such notice, the Borrower shall pay to the Deal Agent, as agent for the Lender, an amount equal to the sum of (a) the Aggregate Unpaids, (b) all Interest accrued and to accrue, as reasonably determined by the Deal Agent, and (c) all accrued and unpaid Commitment Fees, Program Fees, Backup Servicing Fees, Custodial Fees, Increased Costs, Taxes, Hedge Breaking Costs, Breakage Costs and any other amounts payable by the Borrower hereunder or under or with respect to any Hedging Agreement, and the proceeds of such purchase will be deposited into the Collection Account and paid in accordance with Section 2.5(a).

                  Section 2.9 Fees.
                              -----

                  (a) Fidelity, in its individual capacity, shall pay to the Deal Agent from the Collection Account on each Payment Date, monthly in arrears, a fee (the "Program Fee") agreed to between Fidelity and the Deal Agent in the Fee Letter.

                  (b) The Servicer shall be entitled to receive a fee (the "Servicing Fee"), monthly in arrears in accordance with Sections 2.4(a) and 2.5(a), as applicable, which fee shall be equal to the product of (i) the Servicing Fee Rate agreed to between the Servicer and the Deal Agent in the Servicing Fee Letter and (ii) ADCB on the immediately preceding Determination Date.

                  (c) The Backup Servicer shall be entitled to receive the Backup Servicing Fee in accordance with Section Sections 2.4(a) and 2.5(a), as applicable.

                  (d) The Collateral Custodian shall be entitled to receive the Custodial Fee in accordance with Sections Section 2.4(a) and 2.5(a), as applicable.

                  (e) The Borrower shall pay to the Deal Agent, on the Closing Date, the Structuring Fee in immediately available funds.

                  Section 2.10 Increased Costs; Capital Adequacy; Illegality.
                               ----------------------------------------------

                  (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or
(ii) the compliance by a Lender or any Affiliate thereof (each of which, an "Affected Party") with any guideline or request from any central bank or other governmental agency or authority (whether or not having the force of law), (A) shall subject an Affected Party to any Tax (except for Taxes on the overall net income of such Affected Party or its branch) with respect to the Loan or the Collateral, or any right to make the Loan hereunder, or on any payment made hereunder or (B) shall impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (C) shall impose any other condition affecting the Loan or the Collateral or a Lender's rights hereunder, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.

                  (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or (ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

                  (c) If as a result of any event or circumstance similar to those described in clauses (a) or (b) of this section, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Purchases hereunder, then within ten days after demand by such Affected Party, the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts paid by it.

                  (d) In determining any amount provided for in this section, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this section shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent demonstrable error.

                  (e) If a Lender shall notify the Deal Agent that a Eurodollar Disruption Event as described in clause (i) of the definition of "Eurodollar Disruption Event" has occurred, the Deal Agent shall in turn so notify the Borrower, whereupon all Principal in respect of which Interest accrues at the Adjusted Eurodollar Rate shall immediately be converted into Principal in respect of which Interest accrues at the Base Rate.

                  Section 2.11 Taxes.
                               ------

                  (a) All payments made by an Obligor in respect of a Contract and all payments made by the Borrower or the Servicer under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes, unless such withholding or deduction is required by law. In such event, the Borrower or the Servicer (as the case may be) shall pay to the appropriate taxing authority any such Taxes required to be deducted or withheld and the amount payable to each Lender or the Deal Agent (as the case may be) will be increased (such increase, the "Additional Amount") such that every net payment made under this Agreement after deduction or withholding for or on account of any Taxes (including, without limitation, any Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to (i) net income or franchise taxes imposed on a Lender or the Deal Agent, respectively, with respect to payments required to be made by the Borrower or Servicer under this Agreement, by a taxing jurisdiction in which such Lender or Deal Agent is organized, conducts business or is subject to Taxes on a net income basis as of the Closing Date (as the case may be), or (ii) a participant to the extent such withholding or deduction was required as of the date of the participation. If a Lender or the Deal Agent pays any Taxes in respect of which the Borrower is obligated to pay Additional Amounts under this Section 2.11(a), the Borrower shall promptly reimburse such Lender or Deal Agent in full.

                  (b) The Borrower will indemnify each Lender and the Deal Agent for the full amount of Taxes in respect of which the Borrower is required to pay Additional Amounts (including, without limitation, any Taxes imposed by any jurisdiction on such Additional Amounts) paid by such Lender or the Deal Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided, however, that such Lender or the Deal Agent, as appropriate, making a demand for indemnity payment shall provide the Borrower, at its address set forth under its name on the signature pages hereof, with a certificate from the relevant taxing authority or from a responsible officer of such Lender or the Deal Agent stating or otherwise evidencing that response such Lender or the Deal Agent has made payment of such Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes. This indemnification shall be made within ten days from the date the Lender or the Deal Agent (as the case may be) makes written demand therefor.

                  (c) Within 30 days after the date of any payment by the Borrower of any Taxes, the Borrower will furnish to the Deal Agent, at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof.

                  (d) If a Lender or a participant with respect to this Agreement is not created or organized under the laws of the United States or a political subdivision thereof, such Lender or participant shall, to the extent that it may then do so under applicable laws and regulations, deliver to the Borrower with a copy to the Deal Agent (i) within 15 days after the date hereof, or, if later, the date on which such Lender or participant becomes a Lender hereof or participant or with respect hereto two (or such other number as may from time to time be prescribed by applicable laws or regulations) duly completed copies of IRS Form W-8, Form 4224 or Form 1001 (or any successor forms or other certificates or statements which may be required from time to time by the relevant United States taxing authorities or applicable laws or regulations), as appropriate, to permit the Borrower to make payments hereunder for the account of such Lender or participant, as the case may be, without deduction or withholding of United States federal income or similar Taxes and
(ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.11(d), copies (in such numbers as may from time to time be prescribed by applicable laws or regulations) of such additional, amended or successor forms, certificates or statements as may be required under applicable laws or regulations to permit the Borrower to make payments hereunder for the account of such Lender or participant, without deduction or withholding of United States federal income or similar Taxes. If a Lender or participant is created or organized under the laws of the United States or a political subdivision thereof, but is not a corporation, such Lender or participant shall, to the extent that it may then do so under applicable laws and regulations, deliver to the Borrower with a copy to the Deal Agent within 15 days of the date hereof, or, if later, the date such Lender or participant becomes a Lender hereof or becomes a participant or with respect hereto, a duly competed IRS Form W-9. The Lender shall notify the Borrower of any participants with respect to its rights under this Agreement.

                  (e) For any period with respect to which a Lender, or participant, or the Deal Agent has failed to provide the Borrower with the appropriate form, certificate or statement described in clause (d) of this section (other than if such failure is due to a change in law occurring after the date of this Agreement), the Deal Agent or such Lender or participant, as the case may be, shall not be entitled to indemnification under clauses (a) or
(b) of this section with respect to any Taxes.

                  (f) Within 30 days of the written request of the Borrower therefor, the Deal Agent and the Lenders and participants, as appropriate, shall execute and deliver to the Borrower such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of Taxes remitted hereunder; provided, however, that the Deal Agent, the Lenders and participants shall not be required to deliver such certificates, forms or other documents if in their respective sole discretion it is determined that the deliverance of such certificate, form or other document would have a material adverse affect on the Deal Agent, any Lender or participant; and provided further, however, that the Borrower shall reimburse the Deal Agent or any such Lender or participant for any reasonable expenses incurred in the delivery of such certificate, form or other document.

                  (g) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Lenders in connection with this Agreement or the funding or maintenance of the Loan hereunder, the Lenders are required to compensate a bank or other financial institution in respect of Taxes under circumstances similar to those described in this section then within ten days after demand by the Lenders, the Borrower shall pay to the Lenders such additional amount or amounts as may be necessary to reimburse the Lenders for any amounts paid by them.

                  (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this section shall survive the termination of this Agreement.

                  Section 2.12 Assignment of the Purchase Agreement.
                               -------------------------------------

                  The Borrower hereby represents, warrants and confirms to the Deal Agent that the Borrower has assigned to the Deal Agent, for the ratable benefit of the Secured Parties hereunder, all of the Borrower's right and title to and interest in the Purchase Agreement. The Borrower confirms that following an Event of Default the Deal Agent shall have the sole right to enforce the Borrower's rights and remedies under the Purchase Agreement for the benefit of the Secured Parties, but without any obligation on the part of the Deal Agent, the Lenders or any of their respective Affiliates, to perform any of the obligations of the Borrower under the Purchase Agreement. The Borrower further confirms and agrees that such assignment to the Deal Agent shall terminate upon the Collection Date; provided, however, that the rights of the Deal Agent and the Secured Parties pursuant to such assignment with respect to rights and remedies in connection with any indemnities and any breach of any representation, warranty or covenants made by the Originator pursuant to the Purchase Agreement, which rights and remedies survive the termination of the Purchase Agreement, shall be continuing and shall survive any termination of such assignment.

                  Section 2.13 Substitution of Contracts.
                               --------------------------

                  On any day prior to the occurrence of the Termination Date, the Borrower may, and upon the request of the Deal Agent shall, subject to the conditions set forth in this Section 2.13, replace any Contract (a) which is a Defaulted Contract, (b) which is subject to a Warranty Event, or (c) in respect of which the Obligor thereunder has requested the rewriting and/or restructuring of such Contract with one or more other Contracts (each, a "Substitute Contract"), provided that no such replacement shall occur unless each of the following conditions is satisfied as of the date of such replacement and substitution:

                  (i) the Borrower has previously recommended to the Deal Agent (with a copy to the Collateral Custodian) in writing that the Contract to be replaced should be replaced (each, a "Replaced Contract");

                  (ii) each Substitute Contract is an Eligible Contract on the date of substitution;

                  (iii) after giving effect to any such substitution, the aggregate outstanding Principal does not exceed the lesser of the (i) Borrowing Base and (ii) the Credit Limit;

                  (iv) the aggregate Discounted Contract Balance of such Substitute Contracts shall be equal to or greater than the aggregate Discounted Contract Balances of Contracts being replaced;

                  (v) such Substitute Contracts, at the time of substitution by the Borrower, shall have approximately the same weighted average life as the replaced Contracts;

                  (vi) all representations and warranties of the Borrower contained in Sections 4.1 and 4.2 shall be true and correct on and as of the date of substitution of any such Substitute Contract;

                  (vii) the substitution of any Substitute Contract does not cause an Event of Default to occur; and

                  (viii) the Borrower shall deliver to the Deal Agent on the date of such substitution a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date.

In addition, the Borrower shall deliver to the Collateral Custodian the related Contract File as required by Section 3.2. In connection with any such substitution, the Deal Agent as agent for the Secured Parties shall, automatically and without further action, be deemed to release to the Borrower, free and clear of any Lien created pursuant to this Agreement, all of the right, title and interest of the Deal Agent as agent for the Secured Parties in, to and under such Replaced Contract, and the Deal Agent as agent for the Secured Parties shall be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such transfer, but without any other representation and warranty, express or implied. Any right of the Deal Agent as agent for the Secured Parties to substitute any Contract in the Collateral pursuant to this Section 2.13 shall be in addition to, and without limitation of, any other rights and remedies that the Deal Agent as agent for the Secured Parties or any Secured Party may have to require the Borrower or the Servicer, as applicable, to substitute for, or accept release of, any Contract pursuant to the terms of this Agreement.

                                   ARTICLE III

                            CONDITIONS OF THE ADVANCE

                  Section 3.1 Conditions Precedent to the Loan.
                              ---------------------------------

                  The advance of the Loan is subject to the condition precedent that the Deal Agent shall have received on or before the Closing Date the items listed in Schedule I, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Deal Agent and the Lenders. The advance of the Loan and the right of the Servicer to remit Collections to the Borrower pursuant to Section 2.4 (each, a "Transaction") shall be subject to the further conditions precedent that:

                  (a) with respect to the advance of the Loan, the Servicer shall have delivered to the Deal Agent, on or prior to the Closing Date in form and substance satisfactory to the Deal Agent:

                  (i) a Borrowing Certificate and Assignment (Exhibit E), and

                  (ii) a Notice of Borrowing (Exhibit F); and

                  (b) on the date of such Transaction the following statements shall be true and the Borrower shall be deemed to have certified that:

                  (i) The representations and warranties contained in Sections
         4.1 and 4.2 are true and correct on and as of such day as though made on and as of such date,

                  (ii) No event has occurred and is continuing, or would result from such Transaction which constitutes an Event of Default,

                  (iii) On and as of such day, after giving effect to such Transaction, (A) the outstanding Principal does not exceed the lesser of (I) the Borrowing Base and (II) the Credit Limit, and (B) the Overcollateralization shall not be less than the Minimum
         Overcollateralization,

                  (iv) On and as of such day, the Borrower and the Servicer each has performed all of the agreements contained in this Agreement to be performed by such person at or prior to such day,

                  (v) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of the Loan or remittance of Collections in accordance with the provisions hereof,

                  (vi) Copies of all amendments to the Stock Purchase Agreement, its exhibits, the disclosure letter, or related transaction documents have been furnished to the Deal Agent,

                  (vii) Arthur Andersen has furnished the Deal Agent audit results with respect to stratification and pool confirmation, an oral verification with lessees, a tape to file the audit, and an annualized loss analysis,

                  (viii) For the purpose of consummating the acquisition of the stock of the Originator by Fidelity, the Deal Agent has received confirmation that an amount equal to or greater than the excess of (A) the "Purchase Price" as defined in the Section 2.2 of the Stock Purchase Agreement over (B) Principal as of the Closing Date was provided by RAI to Fidelity on or before the Closing Date in the form of subordinated debt as evidenced by the fully executed Subordinated Promissory Note and the fully executed Unsecured Promissory Note, and both such notes are in the physical possession of the Deal Agent, and

                  (ix) No events of default in transaction documents relating to JLA Funding Corporation II or JLA Funding Corporation III have occurred and are continuing;

                  (c) on the date of such Transaction all documents executed in connection with the acquisition by Fidelity of the stock of the Originator shall be in form and substance satisfactory to the Deal Agent, including, without limitation:

                  (i) an amendment to the Stock Purchase Agreement in the form of the draft of Amendment No. 3 to the Stock Purchase Agreement previously furnished to the Deal Agent and its counsel,

                  (ii) the Escrow Agreement, in the form of Exhibit 7.1(h) to the Stock Purchase Agreement, executed by an escrow agent which is a responsible financial institution acceptable to the Deal Agent,

                  (iii) opinions of counsel delivered on the Closing Date substantially in the form of the drafts previously furnished to the Deal Agent and its counsel, with such changes therein as shall be requested by or acceptable to the Deal Agent,

                  (iv) documents evidencing a permanent waiver of the events of default in the Sale and Servicing Agreement and Indenture of JLA Funding Corporation II, a Delaware corporation, resulting from ultimate parent bankruptcy proceedings,

                  (v) documents evidencing a permanent waiver of the events of default in the Sale and Servicing Agreement and Indenture of JLA Funding Corporation III, a Delaware corporation, resulting from ultimate parent bankruptcy proceedings, and

                  (vi) documents evidencing a waiver of the event of default in the Sale and Servicing Agreement and Indenture of JLA Funding Corporation II with respect to the average default calculation for a period acceptable to the Deal Agent which shall not be less than three months; and

                  (d) on the date of such Transaction, the Deal Agent shall have received such other approvals, opinions or documents as the Deal Agent may reasonably require.

                  Section 3.2 Delivery of Contract Files.
                              ---------------------------

                  As a condition subsequent to the advance of the Loan or substitution of Substitute Contracts made hereunder, the Borrower shall deliver to the Collateral Custodian, no less than (i) two Business Days prior to such advance or (ii) five Business Days prior to such substitution, the related Contract Files; provided, however, the Borrower shall deliver to the Collateral Custodian no less than one Business Day the Contract Files related to Eligible Contracts contributed to cause the Overcollateralization to equal or exceed the Minimum Overcollateralization.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.1 Representations and Warranties of the Borrower.
                              -----------------------------------------------

                  The Borrower represents and warrants as follows:

                  (a) Organization and Good Standing. The Borrower is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware, and has full limited liability company power, authority and legal right to own or lease its properties and conduct its business as such properties are presently owned or leased and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the Purchase Agreement.

                  (b) Due Qualification. The Borrower is duly qualified to do business and is in good standing as a limited liability company, and has obtained or will obtain all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder.

                  (c) Due Authorization. The execution and delivery of this Agreement, the Purchase Agreement, and the Fee Letter, and the consummation of the transactions provided for herein and therein have been duly authorized by the Borrower by all necessary limited liability company action on the part of the Borrower.

                  (d) No Conflict. The execution and delivery of this Agreement, the Purchase Agreement, and the Fee Letter, the performance by the Borrower of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or result in any breach of any of the material terms and provisions of, and will not constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Borrower is a party or by which it or any of its property is bound.

                  (e) No Violation. The execution and delivery of this Agreement, the Purchase Agreement, and the Fee Letter, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Borrower.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Borrower, threatened against the Borrower, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement, the Purchase Agreement or the Fee Letter, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Purchase Agreement or the Fee Letter, or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by the Borrower of its obligations under this Agreement, the Purchase Agreement or the Fee Letter.

                  (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Borrower of this Agreement, the Purchase Agreement, and the Fee Letter, the performance by the Borrower of the transactions contemplated by this Agreement, the Purchase Agreement, and the Fee Letter, and the fulfillment of the terms hereof and thereof by the Borrower, have been obtained.

                  (h) Solvency. The Borrower is Solvent and transactions contemplated by this Agreement, the Purchase Agreement, and the Fee Letter do not and will not impair such Solvent state of the Borrower.

                  (i) Selection Procedures; Credit and Collection Policy. No procedures believed by the Borrower to be materially adverse to the interests of the Lenders were utilized by the Borrower in identifying and/or selecting the Contracts in the Collateral. In addition, each Contract shall have been underwritten in accordance with and satisfy the standards of any Credit and Collection Policy which has been established by the Borrower or the Originator and is then in effect. Such Credit and Collection Policy or procedure may be amended from time to time in the Borrower's or the Originator's normal course of business provided that the Borrower shall not materially change such credit and collection policy or procedure without the prior written consent of the Deal Agent.

                  (j) Taxes. The Borrower has filed or caused to be filed all Tax returns which, to its knowledge, are required to be filed. The Borrower has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower), and no Tax lien has been filed and, to the Borrower's knowledge, no claim is being asserted, with respect to any such Tax, fee or other charge.

                  (k) Agreements Enforceable. This Agreement, the Purchase Agreement, and the Fee Letter constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (l) Exchange Act Compliance. The proceeds of the Loan will not be used by the Borrower to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (m) No Liens. Each Asset, together with the Contract related thereto, shall, at all times, be owned by the Borrower free and clear of any Adverse Claim except as provided herein, and upon the advance of the Loan, any Substitution, or remittance of Collections, the Secured Parties shall acquire (subject to recordation where necessary) a valid and perfected first priority undivided ownership interest in each Asset then existing or thereafter arising and Collections with respect thereto, free and clear of any Adverse Claim except as provided hereunder. No effective financing statement or other instrument similar in effect covering any Asset or Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Deal Agent relating to this Agreement.

                  (n) Reports Accurate. No Monthly Report (if prepared by the Borrower, or to the extent that information contained therein is supplied by the Borrower), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Borrower to the Deal Agent or a Lender in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Deal Agent or such Lender, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

                  (o) Location of Offices. The principal place of business and chief executive office of the Borrower and the office where the Borrower keeps all the Records are located at the address of the Borrower referred to in
Section 11.2 hereof (or at such other locations as to which the notice and other requirements specified in Section 5.2(m) shall have been satisfied).

                  (p) Lock-Boxes. The names and addresses of all the Lock-Box Banks, together, with the account numbers of the Lock-Box Accounts of the Originator at such Lock-Box Banks and the names, addresses and account numbers of all accounts to which Collections of the Assets outstanding before the advance hereunder has been made, are specified in Schedule II (which shall be deemed to be amended in respect of terminating or adding any Lock-Box Account or Lock-Box Bank upon satisfaction of the notice and other requirements specified in respect thereof).

                  (q) Tradenames. Except as described in Schedule III, the Borrower has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

                  (r) Purchase Agreement. The Purchase Agreement is the only agreement pursuant to which the Borrower purchases Assets.

                  (s) Value Given. (i) The Borrower shall have given reasonably equivalent value to the Originator in consideration for the transfer to the Borrower of the Assets under the Purchase Agreement, (ii) no such transfer shall have been made for or on account of an antecedent debt owed by the Originator to the Borrower, (iii) no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code, and (iv) no event or circumstance has occurred that would constitute an Event of Default pursuant to
Section 7.1 hereof.

                  (t) Accounting. The Borrower accounts for the transfers to it from the Originator of interests in Assets and Collections under the Purchase Agreement as sales of such Assets and for the Loan as debt of the Borrower in its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.

                  (u) Separate Entity. The Borrower is operated as an entity with assets and liabilities distinct from those of the Originator and any Affiliates thereof (other than the Borrower), and the Borrower hereby acknowledges that the Deal Agent and the Secured Parties are entering into the transactions contemplated by this Agreement in reliance upon the Borrower's identity as a separate legal entity from the Originator and from each such other Affiliate of the Originator.

                  (v) Security Interest. The Borrower has granted a security interest (as defined in the UCC) to the Deal Agent, as agent for the Secured Parties, in the Assets and Collections, which is enforceable in accordance with applicable law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Deal Agent as secured party and the Borrower as debtor, the Deal Agent, as agent for the Secured Parties, shall have a first priority perfected security interest in the Assets and Collections (except for any Permitted Liens). All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Deal Agent as agent for the Secured Parties, in the Collateral have been made.

                  (w) Investments. The Borrower does not own or hold directly or indirectly, any Investment.

                  (x) Investment Company Act. The Borrower is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (y) Special Purpose Entity.

                  (i) The Borrower shall respect and appropriately document the separate and independent nature of its activities, as compared with those of any other Person, take all reasonable steps to continue its identity as a separate legal entity, and make it apparent to Persons that the Borrower is an entity with assets and liabilities distinct from those of any other Person. Without limiting the foregoing, the
         Borrower:

                      (A) shall maintain a principal executive and
                  administrative office through which its business is conducted separately from those of any other Person, and, to the extent that the Borrower and any other Persons have offices in contiguous space, there shall be fair and appropriate allocation of overhead costs and expenses related to services performed by any employee of an Affiliate among them, and each such entity shall bear its fair share of such expenses and expenses relating to services;

                      (B) shall engage only in those transactions described in
                  Section 3.1 of its limited liability company agreement and matters necessarily incident thereto;

                      (C) shall have stationery and other business forms and a
                  mailing address and a telephone number separate from that of any other Person;

                      (D) shall maintain an arm's-length relationship with its
                  Affiliates and enter into transactions with Affiliates only on commercially reasonable terms, including without limitation, ensuring that, to the extent that it jointly contracts with any of its members or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities and that each such entity shall bear its fair share of such costs and shall ensure that, to the extent that the Borrower contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided and that each such entity shall bear its fair share of such costs;

                      (E) shall at all times be adequately capitalized in light
                  of its contemplated business, shall at all times provide for its own operating expenses and liabilities from its own funds, shall not allow its funds to be diverted to any other Person or for other than the use of the Borrower, and shall not, except as may be expressly permitted by agreements of the Borrower, allow its funds to be commingled with those of any Affiliate of the Borrower or any other Person;

                      (F) shall maintain its assets and transactions separately
                  from those of any other Person, reflect such assets and transactions in financial statements separate and distinct from those of any other Person, evidence such assets and transactions by appropriate entries in books and records separate and distinct from those of any other Person and to the extent that the financial statements or the books and records of the Borrower are consolidated with those of any other Person, the fact of such consolidation shall be noted in a footnote to such Person's financial statements or books and records, as the case may be;

                      (G) shall ensure that all material transactions between
                  the Borrower and any of its Affiliates shall be only on an arm's-length basis;

                      (H) shall hold itself out to the public under its own name as a legal entity separate and distinct from any other Person, shall act solely in its own name and through its own authorized officers and agents, and no Affiliate of the Borrower shall be appointed to act as agent by the Borrower, except as may be expressly permitted by any written agreements of the Borrower;


                      (I) shall ensure that decisions with respect to its
                  business and daily operations shall be independently made by the Borrower (although the officer making any particular decision may also be an officer or director of any Affiliate of the Borrower) and shall not be dictated by an Affiliate of the Borrower;

                      (J) shall have, if appropriate, UCC-1 financing
                  statements, with respect to all assets purchased from any other Person;

                      (K) shall file its own tax returns or, if it is a member
                  of a consolidated group, will join in the consolidated return of such group as a separate member thereof and shall ensure that any financial reports required of the Borrower shall comply with GAAP and shall be issued separately from, but may be consolidated with, any reports prepared for any of its Affiliates;

                      (L) shall ensure that any tax payments made on the
                  Borrower's behalf are allocated appropriately;

                      (M) shall comply with all provisions of its limited
                  liability company agreement and shall observe all necessary, appropriate and customary limited liability formalities;

                      (N) shall maintain its bank accounts separate from any
                  other Person; and


                      (O) shall correct any known misunderstanding regarding its separate identity.

         Failure to comply with any of the foregoing covenants shall not affect the status of the Borrower as a separate legal entity.

                  (ii) The Borrower shall not:

                      (A) incur any indebtedness for borrowed money, or assume
                  or guaranty any indebtedness for borrowed money of any other entity, other than (I) any indebtedness incurred in connection with the sale or financing of leases to any third-party purchaser or lender, including, without limitation, the Loan,
                  (II) any indebtedness to the Originator or any Affiliate thereof incurred in connection with the acquisition of Leases, which indebtedness to the Originator or such Affiliate shall be subordinated to all other obligations of the Borrower,
                  (III) any indebtedness incurred in connection with the entry by the Borrower into interest rate swap, hedge and other related agreements, as set forth in Section 3.1 of its limited liability company agreement, and (IV) any trade payables incurred in the ordinary cause of its business as set forth in
                  Section 3.1 of its limited liability company agreement;

                      (B) direct or participate in the management of any other
                  Person's operations, and no other Person shall be permitted to direct or participate in the management of the Borrower;

                      (C) hold itself out as having agreed to pay, or as being
                  liable, primarily or secondarily, for any obligations of any other Person, except as may be expressly permitted in any written agreements of the Borrower;

                      (D) become liable as a guarantor or otherwise with respect to any debt or contractual obligation of any other Person;

                      (E) make any payment or distribution of assets with
                  respect to any obligation of any other Person or grant any lien, security interest or encumbrance on any of its assets to secure any obligation of any other Person;

                      (F) make loans, advances or otherwise extend credit to any other Person, except on an arm's-length basis, and shall not permit any Affiliate of the Borrower to advance funds to the Borrower or otherwise supply funds to, or guaranty debts of, the Borrower, except as may be expressly permitted by any written agreements of the Borrower;

                      (G) fail to maintain its assets in such a manner that it
                  will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

                      (H) acquire the obligations or securities of its
                  Affiliates;

                      (I) shall not identify itself as a division of any other
                  Person;

                      (J) file or consent to the filing of any petition to take
                  advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors, except pursuant to Section 7.3(b) of its limited liability company agreement;

                      (K) transfer any direct or indirect ownership interest in
                  the Borrower such that the transferee owns, in the aggregate with the ownership interests of its Affiliates and family members in the Borrower, more than a 49% interest in the Borrower, unless such transfer is accompanied by the delivery of an acceptable non-consolidation opinion to the Lender and to any applicable Rating Agency concerning, as applicable, the Borrower, the new transferee and/or their respective owners;

                      (L) acquire the obligations or securities of its
                  Affiliates or owners, including partners, members or shareholders, as applicable;

                      (M) buy or hold evidence of indebtedness issued by any
                  other person or entity (other than cash and investment-grade securities);

                      (N) identify itself as a division of any other person or
                  entity; and


                      (O) take or refrain from taking, as applicable, each of
                  the activities specified in the assumptions set forth in the opinions of Morgan, Lewis & Bockius LLP, delivered on the Closing Date as a condition to the Loan.

         Failure to comply with any of the foregoing covenants shall not affect the status of the Borrower as a separate legal entity.

                  (iii) The Borrower shall have an Independent Manager, and the Independent Manager cannot be removed without the prior appointment of a successor Independent Manager. In addition, as long as the Loan is outstanding, upon the bankruptcy, dissolution or withdrawal of the Independent Manager or upon any event that causes the Independent Manager to cease to be the Independent Manager, a successor Independent Manager shall be appointed by the Borrower's managing member promptly thereafter. Any such appointment of a successor Independent Manager shall require the prior consent of the Deal Agent, and such consent shall not be unreasonably withheld. As long as the Loan is outstanding, the Borrower and any member, manager or other Person on behalf of the Borrower, may take the following actions only with the prior written approval of the Independent Manager (including, with respect to the Independent Manager, the approval of its two Independent Directors):

                      (A) make an assignment for the benefit of creditors;


                      (B) file a voluntary petition in bankruptcy or make or
                  commence an insolvency filing or proceeding or any similar filing or proceeding;

                      (C) file a petition or answer seeking any reorganization,
                  arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation;

                      (D) file an answer or other pleading admitting or failing
                  to contest the material allegations of a petition filed against the Borrower in any proceeding of the type described in subclauses (A) through (C) of this Subsection (iii);

                      (E) seek, consent to, or acquiesce in the appointment of a trustee, receiver or liquidator of the Borrower or of all or any substantial part of the Borrower's properties;

                      (F) amend the Borrower's limited liability company
                  agreement;

                      (G) voluntarily dissolve and wind up, or consolidate or
                  merge the Borrower or sell all or substantially all of the assets of the Borrower;

                      (H) admit in writing its inability to pay its debts
                  generally as they become due or take any action in furtherance of the foregoing; or

                      (I) engage in any business activity not set forth in
                  Section 3.1 of its limited liability company agreement.

         To the fullest extent permitted by law, the Independent Manager shall not be guilty of breaching any fiduciary duty to any Member by refusing to consent to any of the above listed actions, and

                  (iv) Notwithstanding anything in this Agreement, as long as the Loan is outstanding, (A) the Borrower may not take any of the actions set forth in subsection (G) of Subparagraph (ii) of this Section, and (B) Sections 3.1, 7.1, 7.2, 7.3, 8.1, Article IX and
         Article XI of the Borrower's limited liability company agreement, in effect as of the Closing Date, may not be amended.

                  (z) Confirmation from the Originator. The Borrower has received in writing from the Originator confirmation that, so long as the Borrower is not "insolvent" within the meaning of the Bankruptcy Code, the Originator will not cause the Borrower to file a voluntary petition under the Bankruptcy Code or any other bankruptcy or insolvency laws. Each of the Borrower and the Originator is aware that in light of the circumstances described in the preceding sentence and other relevant facts, the filing of a voluntary petition under the Bankruptcy Code for the purpose of making any Asset in the Borrowing Base or any other assets of the Borrower available to satisfy claims of the creditors of the Originator would not result in making such assets available to satisfy such creditors under the Bankruptcy Code.

         (aa) Accuracy of Representations and Warranties. Each representation or warranty by the Borrower contained herein or in any certificate or other document furnished by the Borrower pursuant hereto or in connection herewith is true and correct in all material respects.

The representations and warranties set forth in this section shall survive the Grant of the Assets to the Deal Agent as agent for the Secured Parties. Upon discovery by the Borrower, the Servicer, any Secured Party, the Liquidity Agent or the Deal Agent of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

                  Section 4.2 Representations and Warranties of Borrower
                              -------------------------------------------
                              Relating to the Agreement and the Contracts.
                              --------------------------------------------

                  The Borrower hereby represents and warrants to the Deal Agent, each Secured Party, the Liquidity Agent and each Investor that, as of the Closing Date:

                  (a) Binding, Obligation, Valid Transfer and Security Interest.
                      ----------------------------------------------------------


                  (i) This Agreement and the Purchase Agreement each constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (ii) This Agreement constitutes a Grant in all Collateral to the Deal Agent as agent for the Secured Parties. Upon the filing of the financing statements described in Section 6.8(c), the Deal Agent as agent for the Secured Parties shall have a first priority perfected security interest in all Collateral, subject only to Permitted Liens. Neither the Borrower nor any Person claiming through or under Borrower shall have any claim to or interest in the Collection Account and, except for the interest of Borrower in such property, as a debtor for purposes of the UCC.

                  (b) Eligibility of Contracts. As of the Closing Date, (i)
Schedule I to this Agreement and the information contained in the Borrowing Certificate delivered pursuant to Section 2.2 is an accurate and complete listing in all material respects of all the Contracts in the Collateral as of the Closing Date and the information contained therein with respect to the identity of such Contracts and the amounts owing thereunder is true and correct in all material respects as of the Cut Off Date, (ii) each such Contract is an Eligible Contract, (iii) each such Contract and the related Equipment or Vehicle is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Requirements of Law applicable to the Borrower, and (iv) with respect to each such Contract, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Borrower in connection with the transfer of an interest in such Contract and the related Equipment or Vehicle to the Deal Agent as agent for the Secured Parties have been duly obtained, effected or given and are in full force and effect.

                  (c) Notice of Breach. The representations and warranties set forth in this Section 4.2 shall survive the advance of the Loan and the Grant in the Collateral to the Deal Agent as agent for the Secured Parties. Upon discovery by the Borrower, the Servicer, any Secured Party, the Deal Agent, the Liquidity Agent or any Investor of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others. Failure by any Secured Party, the Deal Agent, the Liquidity Agent or any Investor to give such notice shall not in any manner effect, alter, modify or limit the rights and remedies of any such Persons under this Agreement, the Fee Agreement, or otherwise.

                                    ARTICLE V

                        GENERAL COVENANTS OF THE BORROWER

                  Section 5.1 General Covenants.
                              ------------------

                  Until the date on which all Aggregate Unpaids have been indefeasibly paid in full, the Borrower hereby covenants that:

                  (a) Compliance with Laws, Preservation of Corporate Existence. The Borrower will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges.

                  Section 5.2 Covenants of Borrower.
                              ----------------------

                  The Borrower hereby covenants that:

                  (a) Contracts Not to be Evidenced by Instruments. The Borrower will take no action to cause any Contract which is not, as of the Closing Date, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Contract.

                  (b) Security Interests. The Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Contract in the Collateral or related Equipment or Vehicle, whether now existing or hereafter transferred hereunder, or any interest therein, and the Borrower will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Borrower will promptly notify the Deal Agent of the existence of any Lien on any Contract in the Collateral or related Equipment or Vehicle and the Borrower shall defend the right, title and interest of the Deal Agent as agent for the Secured Parties in, to and under the Contracts in the Collateral and the related Equipment, against all claims of third parties; provided, however, that nothing in this Section 5.2(b) shall prevent or be deemed to prohibit the Borrower from suffering to exist Permitted Liens upon any of the Contracts in the Collateral or any related Equipment or Vehicles.

                  (c) Delivery of Collections. The Borrower agrees to pay to the Servicer promptly (but in no event later than two Business Days after receipt) all Collections received by Borrower in respect of the Contracts in the Collateral.

                  (d) Compliance with the Law. Borrower hereby agrees to comply in all material respects with all Requirements of Law applicable to Borrower, the Contracts and the Equipment.

                  (e) Distributions. The Borrower shall not declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Borrower or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, except that so long as no Event of Default has occurred and is continuing and no Event of Default would occur as a result thereof or after giving effect thereto and the Borrower would continue to be Solvent as a result thereof and after giving effect thereto, the Borrower may declare and pay cash or stock dividends on its capital stock.

                  (f) Separate Corporate Existence. The Borrower shall be in compliance with the Special Purpose Entity requirements set forth in Section 4.1(y).

                  (g) Location of Borrower, Records; Instruments. The Borrower
(i) shall not move outside the Commonwealth of Pennsylvania, the location of its chief executive office, without 30 days' prior written notice to the Deal Agent and (ii) shall not move, or consent to the Collateral Custodian or Servicer moving, the Contract Files from the possession of the Collateral Custodian thereof on the Closing Date, without 30 days' prior written notice to the Deal Agent and (iii) will promptly take all actions required of each relevant jurisdiction in order to continue the first priority perfected security interest of the Deal Agent as agent for the Secured Parties in all Assets in the Collateral. The Borrower will give the Deal Agent prompt notice of a change within the Commonwealth of Pennsylvania of the location of its chief executive office.

                  (h) Accounting of Purchases. The Borrower will not account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than as indebtedness of the Borrower to a Lender. The Borrower will not account for or treat (whether in financial statements or otherwise) the transaction contemplated by the Purchase Agreement in any manner other than as the sale, or absolute assignment, of the Assets by the Originator to the Borrower, as the case may be.

                  (i) ERISA Matters. The Borrower will not (i) engage or permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor; (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to a Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any liability; or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA.

                  (j) Originator Assets. With respect to each Asset acquired by the Borrower, the Borrower will (i) acquire such Asset pursuant to and in accordance with the terms of the Purchase Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Borrower's ownership of such Asset, including, without limitation, (A) filing and maintaining, effective financing statements (Form UCC-1) against the Originator in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (iii) take all additional action that the Deal Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Assets and interest therein.

                  (k) Debt; Investments. The Borrower will not incur any debt other than the debt arising under the Transaction Documents. The Borrower will not make any Investments other than Permitted Investments.

                  (l) Change in the Purchase Agreement. The Borrower will not amend, modify, waive or terminate any terms or conditions of the Purchase Agreement.

                  (m) Credit and Collection Policy. The Borrower shall not cause or permit any changes to be made to the Credit and Collection Policy in any manner that would materially and adversely affect the collectibility of the Contracts sold hereunder without the prior written consent of the Deal Agent, which consent shall not be unreasonably withheld.

                  Section 5.3 Release of Lien on Equipment and Vehicles.
                              ------------------------------------------

                  At the same time as (a) any Contract in the Collateral expires by its terms and all amounts in respect thereof have been paid by the related Obligor and deposited in the Collection Account or (b) any Contract becomes a Prepaid Contract and all amounts in respect thereof have been paid by the related Obligor and deposited in the Collection Account, the Deal Agent as agent for the Lenders will, to the extent requested by the Servicer, release its interest in such Contract and the related Equipment or Vehicle; provided, however, that the Deal Agent as agent for the Lenders will make no representation or warranty, express or implied, with respect to any such Contract or Equipment or Vehicle. Nothing in this section shall diminish the Servicer's obligations pursuant to Section 6.1(c) with respect to the proceeds of any such sale.

                  Section 5.4 Hedging of Contracts.
                              ---------------------

                  (a) On or prior to the Closing Date, the Borrower shall enter into one or more Hedge Transactions, provided that each such Hedge Transaction shall:

                  (i) be entered into with a Hedge Counterparty and governed by a Hedging Agreement;

                  (ii) have a scheduled Termination Date that coincides with the last Scheduled Payment due to occur for the Contracts;

                  (iii) provide a notional amount from time to time equal to one hundred percent (100%) of the Principal (the "Hedged Level"), or the aggregate amount (discounted to the present value at the "Swap Rate" defined below) of all remaining Scheduled Payments on the Contracts (the "Hedged Amount");

                  (iv) provide that the Hedge Counterparty's payment obligations shall be calculated by reference to the Hedge Amount and a per annum rate determined by reference to the LIBOR Rate, as determined on the immediately preceding Payment Date;

                  (v) provide that the Borrower's payment obligations shall be calculated by reference to the Hedged Amount and a per annum fixed rate agreed to between the Borrower and the Hedge Counterparty (the "Swap Rate"); and

                  (vi) provide for net payments to be paid on each Payment Date and on any early Termination Date thereunder (A) on behalf of the Borrower, solely out of funds in the Collection Account and (B) by the Hedge Counterparty for deposit into the Collection Account.

On each date following the Closing Date, the aggregate notional amount (adjusted for constant payment rate) of such Hedging Agreement shall be equal to or greater than the product of one hundred percent (100%) and the Principal on such date. The Borrower shall assign to the Deal Agent on behalf of the Lender all of the Borrower's rights under the Hedging Agreements relating to the Contracts.

                  (b) As additional security hereunder, the Borrower hereby assigns to the Deal Agent, as agent for the Secured Parties, all right, title and interest of the Borrower in each Hedging Agreement, each Hedge Transaction, and all present and future amounts payable by a Hedge Counterparty to the Borrower under or in connection with the respective Hedging Agreement and Hedge Transaction(s) with that Hedge Counterparty ("Hedge Collateral"), and grants a security interest to the Deal Agent, as agent for the Secured Parties, in the Hedge Collateral. The Borrower acknowledges that, as a result of that assignment, the Borrower may not, without the prior written consent of the Deal Agent, exercise any rights under any Hedging Agreement or Hedge Transaction, except for the Borrower's right under any Hedging Agreement to enter into Hedge

Transactions in order to meet the Borrower's obligations under this Section 5.4. Nothing herein shall have the effect of releasing the Borrower from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of the Deal Agent, any Lender, or any Hedge Counterparty for the performance by the Borrower of any such obligations.

                  Section 5.5 Release of Ineligible Contracts.
                              --------------------------------

                  In the event of a breach of any representation or warranty set forth in Section 4.2 with respect to a Contract in the Collateral (each such Contract, an "Ineligible Contract"), no later than the earlier of (i) knowledge by the Borrower of such Contract becoming an Ineligible Contract and (ii) receipt by the Borrower from the Deal Agent or Servicer of written notice thereof, the Borrower shall either (a) accept the release of each such Ineligible Contract and any related Equipment or Vehicle selected by the Servicer as to which such breach related, and the Deal Agent as agent for the Secured Parties shall release to the Borrower, without recourse, representation or warranty, all of its right, title and interest in such Ineligible Contract; or (b) subject to the satisfaction of the conditions in Section 2.13, substitute for such Ineligible Contract a Substitute Contract. In any of the foregoing instances, the Borrower shall accept the retransfer of each such Ineligible Contract, and the ADCB shall be reduced by the Discounted Contract Balance of each such Ineligible Contract and, if applicable, increased by the Discounted Contract Balance of each such Substitute Contract. On and after the date of retransfer, the Ineligible Contract so retransferred shall not be included in the Collateral and, as applicable, the Substitute Contract shall be included in the Collateral. In consideration of such retransfer, without substitution, the Borrower shall, on the date of retransfer of such Ineligible Contract, make a deposit to the Collection Account (for allocation pursuant to Sections 2.4(a) and 2.5(a), as applicable) in immediately available funds in an amount equal to the Discounted Contract Balance of such Ineligible Contract. Upon each retransfer to the Borrower of such Ineligible Contract, the Deal Agent, as agent for the Secured Parties, shall automatically and without further action be deemed to release to the Borrower, without recourse, representation or warranty, all the right, title and interest of the Deal Agent, as agent for the Secured Parties in, to and under such Ineligible Contract and all monies due or to become due with respect thereto, the related Equipment or Vehicle and all proceeds of such Ineligible Contract and Recoveries and Insurance Proceeds relating thereto and all rights to security for any such Ineligible Contract, and all proceeds and products of the foregoing. The Deal Agent, as agent for the Secured Parties, shall, at the sole expense of the Servicer execute such documents and instruments of release as may be prepared by the Servicer on behalf of the Borrower and take other such actions as shall reasonably be requested by the Borrower to effect the transfer of such Ineligible Contract pursuant to this subsection.

                  Section 5.6 Retransfer of Assets.
                              ---------------------

                  In the event of a breach of any representation or warranty set forth in Section 4.2 hereof which breach could reasonably be expected to have a material adverse affect on the rights of the Secured Parties or the Deal Agent, as agent of the Secured Parties, or on the ability of the Borrower to perform its obligations hereunder, by notice then given in writing to the Borrower, the Deal Agent may direct the Borrower to accept the release of all of the Assets, in which case the Borrower shall be obligated to accept release of such Assets on a Payment Date specified by the Borrower (such date, the "Release Date") and to terminate all Hedge Transactions prior to the Release Date. The Borrower shall deposit on the Release Date an amount equal to the deposit amount provided below for such Assets in the Collection Account for distribution to the Secured Parties in accordance with Section 2.4 or 2.5, as applicable. The deposit amount (the "Release Amount") for such release will be equal to the (a) sum of (i) the Aggregate Unpaids, (ii) all Interest accrued and to accrue, as reasonably determined by the Deal Agent, and (iii) all Hedge Breakage Costs and any other amounts payable by Borrower under or with respect to any Hedging Agreement minus
(b) the amount, if any, available in the Collection Account on such Payment Date. On the Release Date, provided that full Release Amount has been deposited into the Collection Account, the security interest of the Secured Parties in the Assets shall be transferred to the Borrower; and the Deal Agent as agent for the Secured Parties shall, at the sole expense of the Servicer, execute and deliver such instruments of release, in each case without recourse, representation or warranty, as shall be prepared and reasonably requested by the Servicer on behalf of the Borrower. If the Deal Agent gives a notice directing the Borrower to accept such a release as provided above, the obligation of Borrower to accept a release pursuant to this Section 5.6 shall constitute the sole remedy respecting a breach of the representations and warranties contained in Section
4.2 available to the Secured Parties and the Deal Agent on behalf of the Secured Parties.

                                   ARTICLE VI

                    ADMINISTRATION AND SERVICING OF CONTRACTS

                  Section 6.1 Appointment and Acceptance; Duties.
                              -----------------------------------

                  (a) Appointment of Initial Servicer and Collateral Custodian. Fidelity Leasing, Inc. is hereby appointed as Servicer pursuant to this Agreement. Fidelity Leasing, Inc. accepts the appointment and agrees to act as the Servicer pursuant to this Agreement. Harris Trust and Savings Bank is hereby appointed as Collateral Custodian pursuant to this Agreement. Harris Trust and Savings Bank accepts the appointment and agrees to act as the Collateral Custodian pursuant to this Agreement.


                  (b) General Duties. The Servicer will manage, service, administer, collect and enforce the Assets in the Collateral on behalf of the Lenders (the "Servicing Duties") and will have full power and authority to do any and all things in connection with the performance of the Servicing Duties which it deems necessary or desirable provided, however, nothing it does may contravene the provisions of this Agreement. The Servicer will perform the Servicing Duties with reasonable care, using that degree of skill and attention that a prudent person engaging in such activities would exercise, but in any event shall not act with less care than the Servicer exercises with respect to all comparable contracts that it services for itself or others. The Servicing Duties will include, without limitation, collection and posting of all payments, responding to inquiries of Obligors regarding the Assets in the Collateral, investigating delinquencies and making Servicer Advances, remitting payments to the Deal Agent in a timely manner, furnishing monthly, quarterly and annual statements with respect to collections and payments in accordance with the provisions of this Agreement, and using its best efforts to maintain the perfected first priority security interest of the Deal Agent as agent for the Secured Parties in the Assets. The Servicer will follow customary standards, policies, and procedures and will have full power and authority, acting alone, to do any and all things in connection with the performance of the Servicing Duties that it deems necessary or desirable. If the Servicer commences a legal proceeding to enforce a Defaulted Contract or commences or participates in a legal proceeding (including a bankruptcy proceeding) relating to or involving an Asset in the Collateral, the Deal Agent as agent for the Secured Parties will be deemed to have automatically assigned its interest in the related Contract to the Servicer to the extent necessary for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Secured Parties, pursuant to this Section 6.1(b), to execute and deliver, on behalf of itself and the Deal Agent as agent for the Secured Parties, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceedings. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, then the Deal Agent will, at the Servicer's expense and direction, take steps on behalf of the Deal Agent as agent for the Secured Parties to enforce the Contract, including bringing suit in the name of the Deal Agent as agent for the Secured Parties.

                  (c) Disposition Upon Termination of Contract. Upon the termination of a Contract included in the Collateral as a result of a default by the Obligor thereunder the Servicer will use commercially reasonable efforts to dispose of any related Equipment or Vehicle. Without limiting the generality of the foregoing, the Servicer may dispose of any such Equipment or Vehicle by purchasing such Equipment or Vehicle or by selling such Equipment or Vehicle to any of its Affiliates for a purchase price equal to the fair market value thereof, any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Deal Agent setting forth the Contract, the Equipment, the sale price of the Equipment or Vehicle and certifying that such sale price is the fair market value of such Equipment or Vehicle.

                  (d) Further Assurances. The Deal Agent will, at the sole expense of the Servicer, furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

                  (e) Custodial Duties. The Collateral Custodian shall take and retain custody of the Contract Files delivered by the Borrower pursuant to
Section 3.3 hereof in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Deal Agent as agent for the Secured Parties. Within five Business Days of its receipt of any Contract File, the Collateral Custodian shall review the related Contract to verify that such Contract has been executed and has no missing or mutilated pages and to confirm (in reliance on the related contract number and Lessee name) that such Contract is referenced on the related list of Contracts. In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Contract Files hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian an electronic file (in EXCEL or a comparable format) that contains the related list of Contracts or which otherwise contains the Contract number and the name of the Lessee with respect to each related Contract. If, at the conclusion of such review, the Collateral Custodian shall determine that such Contract is not executed or in proper form on its face, or that it is not referenced on such list of Contracts, the Collateral Custodian shall promptly notify the Borrower and the Deal Agent of such determination by providing a written report to such Persons setting forth, with particularity, the lack of execution of such Contract, that such Contract has missing or mutilated pages, or the fact that such Contract was not referenced on the related list of Contracts. In addition, unless instructed otherwise in writing by the Borrower or the Deal Agent within 10 days of the Collateral Custodian's delivery of such report, the Collateral Custodian shall return any Contract not referenced on such list of Contracts to the Borrower. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Contract File.

                  (f) In taking and retaining custody of the Contract Files, the Collateral Custodian shall be deemed to be acting as the agent of the Deal Agent as agent for the Secured Parties; provided, however, that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Contract Files or the instruments therein; and provided, further, that the Collateral Custodian's duties as agent shall be limited to those expressly contemplated herein. All Contract Files shall be kept in fireproof vaults or cabinets at the locations specified on Schedule IV attached hereto, or at such other office as shall be specified to the Deal Agent by the Collateral Custodian in a written notice delivered at least 45 days prior to such change. All Contract Files shall be placed together in a separate file cabinet with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All Contract Files shall be clearly segregated from any other documents or instruments maintained by the Collateral Custodian. The Collateral Custodian shall clearly indicate that such Contract Files are the sole property of the Borrower and that the Borrower has granted an interest therein to the Deal Agent on behalf of the Secured Parties. In performing its duties, the Collateral Custodian shall use the same degree of care and attention as it employs with respect to similar Contracts which it holds as Collateral Custodian.

                  (g) Concerning the Collateral Custodian.
                      ------------------------------------

                  (i) The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and which in good faith it reasonably believes to be genuine and which has been signed by the proper party or parties. The Collateral Custodian may rely conclusively on and shall be fully protected by in acting upon
         (A) the written instructions of any designated officer of the Deal Agent or (B) the verbal instructions of the Deal Agent.

                  (ii) The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (iii) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything which it may do or refrain from doing in connection herewith except in the case of its willful misconduct or grossly negligent performance or omission.

                  (iv) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Contracts, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Contracts. The Collateral Custodian shall not be obligated to take any legal action hereunder which might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.

                  (v) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian.

                  (vi) The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder.

                  (vii) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Contracts.

                  Section 6.2 Collection of Payments.
                              -----------------------

                  (a) Collection Efforts, Modification of Contracts. The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Contracts in the Collateral as and when the same become due, and will follow those collection procedures which it follows with respect to all comparable Contracts that it services for itself or others. The Servicer may not waive, modify or otherwise vary any provision of a Contract. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing any Contract in the Collateral.


                  (b) Prepaid Contract. The Servicer may not permit a Contract in the Collateral to become a Prepaid Contract (which shall not include a Contract that becomes a Prepaid Contract due to a Casualty Loss), unless such prepayment will result in the Collection Account receiving an amount (the "Prepayment Amount") not less than the sum of (i) the Discounted Contract

Balance on the date of such prepayment, (ii) any outstanding Servicer Advances thereon (and to the extent not included therein any accrued and unpaid interest) and (iii) all Hedge Breakage Costs owing to the relevant Hedge Counterparty for any termination of one or more Hedge Transactions, in whole or in part, as required by the terms of any Hedging Agreement as the result of any such Contract becoming a Prepaid Contract.

                  (c) Acceleration. The Servicer shall accelerate the maturity of all or any Scheduled Payments under any Contract in the Collateral under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period) promptly after such Contract becomes a Defaulted Contract.

                  (d) Taxes and other Amounts. To the extent provided for in any Contract in the Collateral, the Servicer will use its best efforts to collect all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Contracts or the Equipment or Vehicles and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.

                  (e) Payments to Lock-Box Account. On or before the Closing Date, the Servicer shall have instructed all Obligors to make all payments in respect of the Contracts in the Collateral to a Lock-Box or directly to a Lock-Box Account.

                  (f) Establishment of the Collection Account. The Servicer shall cause to be established, on or before the Closing Date, and maintained in the name of the Deal Agent as agent for the Secured Parties, with an office or branch of a depository institution or trust company organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank) a segregated corporate trust account (the "Collection Account"); provided, however, that at all times such depository institution or trust company shall be a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (A) which has either (I) a long-term unsecured debt rating of "A" or better by S&P and "A-2" or better by Moody's or (II) a short-term unsecured debt rating or certificate of deposit rating of "A-1" or better by S&P or "P-1" or better by Moody's, (B) the parent corporation of which has either (I) a long-term unsecured debt rating of "A-" or better by S&P and "A-3" or better by Moody's or (II) a short-term unsecured debt rating or certificate of deposit rating of "A-1" or better by S&P and "P-1" or better by Moody's or (C) is otherwise acceptable to the Deal Agent and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation (any such depository institution or trust company, a "Qualified Institution").

                  Section 6.3 Servicer Advances.
                              ------------------

                  For each Monthly Period, if the Servicer determines that any Scheduled Payment (or portion thereof) which was due and payable pursuant to a Contract in the Collateral during such Monthly Period was not received prior to the end of such Monthly Period, the Servicer shall make an advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof) (any such advance, a "Servicer Advance"). Notwithstanding the preceding sentence, (a) the Servicer shall be required to make a Servicer Advance with respect to any Contract if, and only if, the Servicer determines (such determination to be conclusive and binding) in good faith that such Servicer Advance will ultimately be recoverable from future collections on, or the liquidation of, the Collateral (and, in the case of Contracts related to Vehicles, liquidation of the Vehicles) and payments by one or more Hedge Counterparties under one or more Hedging Agreements, (b) the Servicer's obligation to make a Servicer Advance for any Contract shall cease on the day such Contract becomes a Defaulted Contract or is charged-off pursuant to the Servicer's Credit and Collection Policies and (c) any successor Servicer, including the Backup Servicer, will not be obligated to make any Servicer Advances. The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (Charlotte, North Carolina time) on the related Payment Date, in immediately available funds.

                  Section 6.4 Realization Upon Defaulted Contract.
                              ------------------------------------

                  The Servicer will use reasonable efforts to repossess or otherwise comparably convert the ownership of any Equipment and Vehicles relating to a Defaulted Contract and will act as sales and processing agent for Equipment and Vehicles which it repossesses. The Servicer will follow such other practices and procedures as it deems necessary or advisable and as are customary and usual in its servicing of contracts and other actions by the Servicer in order to realize upon such Equipment and Vehicles, which practices and procedures may include reasonable efforts to enforce all obligations of Obligors and repossessing and selling such Equipment and Vehicles at public or private sale in circumstances other than those described in the preceding sentence. Without limiting the generality of the foregoing, the Servicer may sell any such Equipment to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof, any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Deal Agent setting forth the Contract, the Equipment, the sale price of the Equipment (or Vehicle) and certifying that such sale price is the fair market value of such Equipment (or Vehicle). In any case in which any such Equipment or Vehicle has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Equipment or Vehicle unless it reasonably determines that such repair and/or repossession will increase the Recoveries by an amount greater than the amount of such expenses. The Servicer will remit to the Collection Account the Recoveries received in connection with the sale or disposition of Equipment or Vehicle relating to a Defaulted Contract.

                  Section 6.5 Maintenance of Insurance Policies.
                              ----------------------------------

                  (a) In the case of Equipment leases, (i) the Servicer shall use its best efforts to ensure that each Obligor maintains an Insurance Policy with respect to the related Equipment in an amount at least equal to the sum of the Discounted Contract Balance of the related Contract and shall ensure that each such Insurance Policy names the Deal Agent, as agent for the Secured Parties, as loss payee and as an insured thereunder; provided, however, that the Servicer, in accordance with its Credit and Collection Policy, may allow Obligors to self-insure, (ii) the Borrower and the Servicer hereby assign all of their right, title and interest (together with a respective security interest) in each Insurance Policy to the Deal Agent, as agent for the Secured Parties, and (iii) the Servicer shall require that each Obligor maintain property damage liability insurance during the term of each Contract in amounts and against risks customarily insured against by the Obligor on Equipment owned by it. If an Obligor fails to maintain the insurance required in this Section 6.5(a), the Servicer shall purchase and maintain such insurance on behalf of, and at the expense of, the Obligor. In connection with its activities as Servicer, the Servicer agrees to present, on behalf of the Deal Agent as agent for the Secured Parties, claims to the insurer under each policy required in this Section 6.5(a), and to settle, adjust and compromise such claims, in each case, consistent with the terms of each Contract. The Servicer's policies required in this Section 6.5(a) with respect to the related Equipment will insure against liability for personal injury and property damage relating to such Equipment. All policies required in this Section 6.5(a) will name the Deal Agent as agent for the Secured Parties as loss payee and as an insured thereunder and will contain a breach of warranty clause.

                  (b) In the case of Vehicle leases, the Servicer shall use its best efforts to ensure that the Obligor under each such lease have, and maintain in full force and effect during the term of such lease, a comprehensive and collision damage insurance policy covering the actual cash value of the Vehicle to which such lease relates and naming the Borrower, the Lender, and the Deal Agent as a loss payee and additional insured, as well as public liability, bodily injury and property damage coverage equal to the greater of the amounts required by applicable state law or industry standards and naming the Borrower, the Lender and the Deal Agent as an additional insured. The Servicer shall remit to the Deal Agent as agent for the Lender any proceeds of any such insurance policy in this Section 6.5(b) that the Servicer may receive with respect to any Vehicle lease. In addition to the other provisions of this Section 6.5(b), the Servicer or the Subservicer shall have, and maintain in full force and effect during the term of any Vehicle lease, a "single interest insurance policy" which insures against any risk of loss in respect to any Vehicle due to a failure of the lessee to provide adequate insurance for any mistake or omission in titling and any risk associated with the lessee's misuse, loss, theft or conversion of the related Vehicle. Upon its termination as Servicer, the Servicer shall either continue the coverage described in this Section 6.5(b) for the benefit of the Borrower and the Lender, or provide for equivalent coverage by any substitute or successor Servicer.

                  (c) In the event that at any time proceeds of such insurance policy described in Section 6.5(a) and Section 6.5(b) would be recoverable and otherwise paid to the Borrower as loss payee but for the fact that: (i) such insurance policy has lapsed (without the obtaining by the related Obligor (or the Servicer, on behalf of such Obligor) of a new insurance policy meeting the requirements of Section 6.5(a) and Section 6.5(b)), (ii) the Servicer has failed to maintain the Lender's rights to receive all proceeds of such insurance policy up to the full amount of the Obligor's obligations under the related lease (but not excluding the policy limits), or (iii) such insurance policy has not been maintained in full force and effect prior to the operation of such lease, the Servicer shall, as soon as reasonably practicable, remit an amount of cash equal to such amounts as would at such time otherwise be recoverable in respect of such Vehicle as Insurance Proceeds. The foregoing obligation of the Servicer shall survive the resignation of the Servicer or any termination of it as Servicer under this Agreement.

                  Section 6.6 Representations and Warranties of Servicer.
                              -------------------------------------------

                  The Servicer represents and warrants to the Deal Agent, as agent for the Secured Parties, the Secured Parties, the Collateral Custodian and Backup Servicer that, as of the Closing Date, insofar as any of the following affects the Servicer's ability to perform its obligations pursuant to this Agreement in any material respect:

                  (a) Organization and Good Standing. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of Pennsylvania with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

                  (b) Due Qualification. The Servicer is qualified to do business as a corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all jurisdictions in which the ownership or lease of its property and or the conduct of its business (other than the performance of its obligations hereunder) requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not have an adverse effect on the interests of the Borrower or of the Secured Parties. The Servicer is qualified to do business as a corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all states in which the performance of its obligations pursuant to this Agreement requires such qualification, standing, license or approval and where the failure to qualify or obtain such license or approval would have a material adverse effect on its ability to perform hereunder.

                  (c) Power and Authority. The Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms. The Servicer has duly authorized the execution, delivery and performance of this Agreement by all requisite corporate action. The execution, delivery and performance of this Agreement does not contravene the Servicer's Certificate of Incorporation or by-laws.

                  (d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by the Servicer (with or without notice or lapse of time) will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Servicer, or any term of any agreement, indenture, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it or any of its property is bound,
(ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, regulation, order, writ, judgment, injunction, decree, determination or award of any Governmental Authority applicable to the Servicer or any of its properties.

                  (e) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over the Servicer or any of its properties is required to be obtained by or with respect to the Servicer in order for the Servicer to enter into this Agreement or perform its obligations hereunder.

                  (f) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by
(i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

                  (g) No Proceeding. There are no proceedings or investigations pending or threatened against the Servicer, before any Governmental Authority
(i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in the reasonable judgment of the Servicer) materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement.

                  (h) Reports Accurate. No Servicer Certificate, information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Servicer to the Deal Agent or a Lender in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Deal Agent or such Lender, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

                  Section 6.7 Representations and Warranties of Backup Servicer
                              -------------------------------------------------
                              and Collateral Custodian.
                              -------------------------

                  Each of the Backup Servicer and the Collateral Custodian represents and warrants to the Deal Agent, as agent for the Secured Parties, and the Secured Parties that, as of the Closing Date, insofar as any of the following affects the Backup Servicer's or the Collateral Custodian's, as the case may be, ability to perform its obligations pursuant to this Agreement in any material respect:

                  (a) Organization and Good Standing. Harris is an Illinois banking corporation duly organized, validly existing and in good standing under the laws of the State of Illinois with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

                  (b) Power and Authority. Each of the Backup Servicer and the Collateral Custodian has the corporate power and authority to execute and deliver this Agreement and to carry out its terms. Each of the Backup Servicer and the Collateral Custodian has duly authorized the execution, delivery and performance of this Agreement by all requisite corporate action.

                  (c) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by the Backup Servicer and the Collateral Custodian will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the charter or bylaws of the Backup Servicer or the Collateral Custodian, or any term of any material agreement, indenture, mortgage, deed of trust or other instrument to which the Backup Servicer or the Collateral Custodian is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, regulation, order, writ, judgment, injunction, decree, determination or award of any Governmental Authority applicable to Harris and Savings Bank or any of its properties that might (in the reasonable judgment of the Backup Servicer or the Collateral Custodian, as the case may be) materially and adversely affect the performance by the Backup Servicer or the Collateral Custodian of its obligations under, or the validity or enforceability of, this Agreement.

                  (d) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit (collectively, the "Consents") of or with any Governmental Authority having jurisdiction over the Backup Servicer or the Collateral Custodian or any of its respective properties is required to be obtained by or with respect to the Backup Servicer or the Collateral Custodian in order for the Backup Servicer or the Collateral Custodian, as the case may be, to enter into this Agreement or perform its obligations hereunder (except with respect to performance only, such Consents as the Backup Servicer or the Collateral Custodian, as the case may be, may need to obtain prior to the commencement of its performance of its duties hereunder in the certain jurisdictions outside of Illinois, provided that in lieu of obtaining for itself the requisite Consents, the Backup Servicer or the Collateral Custodian, as the case may be, may and shall be permitted to delegate the performance of its duties to parties having the requisite Consents in such jurisdictions; provided, however, in the case of such delegation of performance the Backup Servicer or the Collateral Custodian, as the case may be, shall not be relieved of their responsibility under this Agreement with respect to such duties).

                  (e) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of Harris, enforceable against the Backup Servicer and the Collateral Custodian in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

                  (f) No Proceeding. There are no proceedings or investigations pending or, to the best of its knowledge, threatened, against the Backup Servicer or the Collateral Custodian, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in the reasonable judgment of the Backup Servicer or the Collateral Custodian, as the case may be) materially and adversely affect the performance by the Backup Servicer or the Collateral Custodian of its obligations under, or the validity or enforceability of, this Agreement.

                  Section 6.8 Covenants of Servicer.
                              ----------------------

                  The Servicer hereby covenants that:

                  (a) Compliance with Law. The Servicer will comply with all laws and regulations of any Governmental Authority applicable to the Servicer or the Contracts in the Collateral and related Equipment, Vehicles, and Contract Files or any part thereof.

                  (b) Obligations with Respect to Contracts; Modifications. The Servicer will duly fulfill and comply with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with each Contract in the Collateral and will do nothing to impair the rights of the Deal Agent as agent for the Secured Parties or of the Secured Parties in, to and under the Assets. The Servicer will perform such obligations under the Contracts in the Collateral and will not change or modify the Contracts.

                  (c) Preservation of Security Interest. The Servicer will execute and file such financing and continuation statements and any other documents which may be required by any law or regulation of any Governmental Authority to preserve and protect fully the interest of the Deal Agent as agent for the Secured Parties in, to and under the Assets.

                  (d) No Bankruptcy Petition. Prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding commercial paper issued by VFCC, the Servicer will not institute against the Borrower or VFCC, or join any other Person in instituting against the Borrower or VFCC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 6.8(d) will survive the termination of this Agreement.

                  Section 6.9 Covenants of Backup Servicer and Collateral
                              -------------------------------------------
                              Custodian.
                              ----------

                  Each of the Backup Servicer and the Collateral Custodian hereby covenants that:

                  (a) Contract Files. The Collateral Custodian will not dispose of any documents constituting the Contract Files in any manner which is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Contract except as contemplated by this Agreement.

                  (b) Compliance with Law. Each of the Backup Servicer and the Collateral Custodian will comply with all laws and regulations of any Governmental Authority applicable to the Backup Servicer and the Collateral Custodian.

                  (c) No Bankruptcy Petition. Prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding commercial paper issued by VFCC, neither the Backup Servicer nor the Collateral Custodian will institute against the Borrower or VFCC, or join any other Person in instituting against the Borrower or VFCC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 6.9(d) will survive the termination of this Agreement.

                  (d) Location of Contract Files. The Contract Files shall remain at all times in the possession of the Collateral Custodian at the address set forth herein unless notice of a different address is given in accordance with the terms hereof.

                  (e) No Changes in Backup Servicer and Collateral Custodian Fee. The Backup Servicer and Collateral Custodian will not make any changes to the fees set forth in the Backup Servicer and Collateral Custodian Fee Letter without the prior written approval of the Deal Agent.

                  (f) Year 2000 Compatibility. The Backup Servicer and Collateral Custodian shall take all action necessary to assure that, prior to January 1, 2000, the Backup Servicer and Collateral Custodian's computer system is able to operate and effectively process data including dates on and after January 1, 2000 ("Year 2000 Compatibility"). At the request of the Deal Agent, the Backup Servicer and Collateral Custodian shall provide assurance acceptable to the Deal Agent of the Backup Servicer and Collateral Custodian's Year 2000 Compatibility.

                  Section 6.10 Servicing Compensation.
                               -----------------------

                  As compensation for its servicing activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to receive a servicing fee (the "Servicing Fee") in respect of each Monthly Period (or portion thereof) equal to one-twelfth of the product of (A) the Servicing Fee Rate and (B) the ADCB as on the most recent Determination Date, such Servicing Fee to be payable monthly in arrears on each Payment Date to the extent of funds available therefor pursuant to the provisions of Sections 2.4 or 2.5, as applicable.

                  Section 6.11 Custodial Compensation.
                               -----------------------

                  As compensation for its custodial activities hereunder and reimbursement for its expenses, the Collateral Custodian shall be entitled to receive a custodial fee (the "Custodial Fee") as provided in the Backup Servicer and Collateral Custodian Fee Letter.

                  Section 6.12 Payment of Certain Expenses by Servicer.
                               ----------------------------------------

                  The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, Taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this

Agreement for the account of the Borrower, but excluding Liquidation Expenses incurred as a result of activities contemplated by Section 6.4. The Servicer will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Account and the Lock-Box Account. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.

                  Section 6.13 Reports.
                               --------

                  (a) Monthly Report. With respect to each Determination Date and the related Monthly Period, the Servicer will provide to the Borrower, the Deal Agent and the Backup Servicer, on the related Reporting Date, a monthly statement (a "Monthly Report"), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit C.

                  (b) Servicer's Certificate. Together with each Monthly Report, the Servicer shall submit to the Lender a certificate (a "Servicer's Certificate"), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit D.

                  (c) Financial Statements. The Servicer will submit to the Lender and the Backup Servicer, within 45 days of the end of each of its fiscal quarters, commencing with the quarter ended March 31, 1999, unaudited financial statements (including a balance sheet, statements of income and cash flow, and an analysis of delinquencies and losses for each fiscal quarter) as of the end of each such fiscal quarter. The Servicer will submit to the Lender, within 90 days of the end of each of its fiscal years, commencing with the fiscal year ending September 30, 1999, audited financial statements (including a balance sheet, statements of income and cash flow, and an analysis of delinquencies and losses for each fiscal year describing the causes thereof and sufficient to determine whether an Event of Default has occurred or is reasonably likely to occur and otherwise reasonably satisfactory to the Deal Agent) as of the end of each such fiscal year.

                  Section 6.14 Annual Statement as to Compliance.

                  The Servicer will provide to the Deal Agent and the Backup Servicer, on or prior to December 31 of each year, commencing with the year ending December 31, 1999, an annual report signed by a Responsible Officer of the Servicer certifying that (a) a review of the activities of the Servicer, and the Servicer's performance pursuant to this Agreement, for the period ending on the last day of the immediately preceding fiscal year has been made under such Person's supervision and (b) the Servicer has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Servicer Default has occurred and is continuing (or if a Servicer Default has so occurred and is continuing, specifying each such event, the nature and status thereof and the steps necessary to remedy such event, and, if a Servicer Default occurred during such year and no notice thereof has been given to the Deal Agent, specifying such Servicer Default and the steps taken to remedy such event).

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

                  Section 6.15 Annual Independent Public Accountant's Servicing
                               ------------------------------------------------
                               Reports.
                               --------

                  The Servicer will cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish to the Deal Agent and the Backup Servicer, on or prior to December 31 of each year, commencing December 31, 1999, (a) a report relating to the previous fiscal year to the effect that (i) such firm has reviewed certain documents and records relating to the servicing of the Contracts in the Collateral, and (ii) based on such examination, such firm is of the opinion that the Monthly Reports for such year were prepared in compliance with this Agreement, except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report and (b) a report covering the preceding fiscal year to the effect that such accountants have applied certain agreed-upon procedures to certain documents and records relating to the servicing of Contracts under this Agreement, compared the information contained in the Servicer's Certificates delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with this Article VI of this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement. In the event such firm requires the Backup Servicer to agree to the procedures performed by such firm, the Servicer shall direct the Backup Servicer in writing to so agree; it being understood and agreed that the Backup Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Backup Servicer makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

                  Section 6.16 Adjustments.
                               ------------

                  If (a) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Contract in the Collateral and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (b) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

                  Section 6.17 Merger or Consolidation of the Servicer.
                               ----------------------------------------

                  The Servicer shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless the Servicer is the surviving entity and unless:

                  (a) the Servicer has delivered to the Deal Agent and the Backup Servicer an Officer's Certificate and an Opinion of Counsel each stating that any consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 6.17 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to the Servicer and such other matters as the Deal Agent may reasonably request;

                  (b) the Servicer shall have delivered notice of such consolidation, merger, conveyance or transfer to the Deal Agent; and

                  (c) after giving effect thereto, no Event of Default or event which with notice or lapse of time would constitute an Event of Default shall have occurred.

                  Section 6.18 Limitation on Liability of the Servicer and
                               -------------------------------------------
                               Others.
                               -------

                  Except as provided herein, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Deal Agent, the Secured Parties or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its willful misconduct hereunder.

                  Section 6.19 Indemnification of the Borrower, the Backup
                               -------------------------------------------
                               Servicer, the Collateral Custodian, the Deal
                               --------------------------------------------
                               Agent and the Secured Parties.
                               ------------------------------

                  The Servicer shall indemnify and hold harmless the Borrower, the Backup Servicer, the Collateral Custodian, the Deal Agent, the Liquidity Agent and each Secured Party and their respective officers, directors, employees and agents (collectively, the "Indemnified Persons") from and against any loss, liability, expense, damage or injury suffered or sustained by any Indemnified Person by reason of any acts, omissions or alleged acts or omissions of the Servicer, including, but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, but excluding allocations of overhead expenses of any such Indemnified Party or other non-monetary damages of any such Indemnified Party. Notwithstanding the foregoing, the Servicer shall not indemnify an Indemnified Person if such loss, liability, expense, damage or injury results or arises (a) as a result of fraud, gross negligence or breach of fiduciary duty by such Indemnified Person; and (b) under any federal, state or local income or franchise taxes or any other Tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Borrower, the Backup Servicer, the Collateral Custodian, the Deal Agent, the Liquidity Agent or the Secured Parties in connection herewith to any taxing authority. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. If the Servicer has made any indemnity payment pursuant to this Section 6.19 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts, the recipient shall repay to the Servicer an amount equal to the amount it has collected from others in respect of such indemnified amounts.

                  If for any reason the indemnification provided above in this
Section 6.19 is unavailable to the Indemnified Person or is insufficient to hold an Indemnified Person harmless, then Servicer shall contribute to the amount paid or payable by such Indemnified Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Person on the one hand and Servicer on the other hand but also the relative fault of such Indemnified Person as well as any other relevant equitable considerations.

                  The parties hereto agree that the provisions of this Section
6.19 shall not be interpreted to provide recourse to the Borrower against loss by reason of the bankruptcy or insolvency (or other credit condition) of, or default by, a related Obligor on any Asset in the Collateral.

                  Any indemnification pursuant to this Section shall not be payable from the Assets.

                  The obligations of the Servicer under this Section 6.19 shall survive the resignation or removal of the Deal Agent, the Liquidity Agent, the Backup Servicer or the Collateral Custodian and the termination of this Agreement.

                  Section 6.20 The Servicer Not to Resign.
                               ---------------------------

                  The Servicer shall not resign from the obligations and duties hereby imposed on it except upon the Servicer's determination that (a) the performance of its duties hereunder is or becomes impermissible under applicable law and (b) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Deal Agent and the Backup Servicer. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 6.25.

                  Section 6.21 Access to Certain Documentation and Information
                               ------------------------------------------------
                               Regarding the Contracts.
                               ------------------------

                  The Collateral Custodian shall provide to the Deal Agent access to the Contract Files and all other documentation regarding the Contracts in the Collateral and the related Equipment or Vehicles in such cases where the Deal Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only
(a) upon two business days prior written request, (b) during normal business hours and (c) subject to the Servicer's and Collateral Custodian's normal security and confidentiality procedures. Prior to the Closing Date and periodically thereafter at the discretion of the Deal Agent, the Deal Agent may review the Servicer's collection and administration of the Contracts in order to assess compliance by the Servicer with the Servicer's written policies and procedures, as well as with this Agreement and may conduct an audit of the Contracts and Contract Files in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time.

                  Section 6.22 Backup Servicer.
                               ----------------

                  (a) On or before the date on which the initial Purchase occurs, until the receipt by the Servicer of a Termination Notice, the Backup Servicer shall perform, on behalf of the Deal Agent and the Secured Parties, the following duties and obligations:

                  (i) On or before the Closing Date, the Backup Servicer shall accept from the Servicer delivery of the information required to be set forth in the Monthly Reports in hard copy and on computer tape; provided, however, the computer tape is in an MS-DOS, PC readable ASCII format or format to be agreed upon by the Backup Servicer and the Servicer on or prior to closing.

                  (ii) Not later than 12:00 noon (New York City time) two Business Days prior to each Reporting Date, the Backup Servicer shall accept delivery of tape from the Servicer, which shall include but not be limited to the following information: the name, number and name of the related Lessee for each Contract, the collection status, the contract status, the principal balance and the ADCB (the "Tape").

                  The Servicer shall provide, or cause the Subservicer to provide, the Tape on each Reporting Date as described above.

                  (b) On or before the date on which the initial Purchase occurs, and until the receipt by the Servicer of a Termination Notice, the Backup Servicer shall perform, on behalf of the Secured Parties and the Deal Agent, the following duties and obligations:

                  (i) Prior to the related Payment Date, the Backup Servicer shall review the Monthly Report to ensure that it is complete on its face and that the following items in such Monthly Report have been accurately calculated, if applicable, and reported: (A) the ADCB, (B) the Backup Servicing Fee, (C) the Average ADCB, (D) the accounts that are 30-60 days past due, (E) the accounts that are 61-90 days past due,
         (E) the accounts that are 90+ days past due, (F) the accounts that are Defaulted Contracts, (G) the Delinquency Ratio and (H) the Default Ratio. The Backup Servicer shall notify the Deal Agent and the Servicer of any disagreements with the Monthly Report based on such review not later than the Business Day preceding such Payment Date to such Persons.

                  (ii) If the Servicer disagrees with the report provided under paragraph (i) above by the Backup Servicer or if the Servicer or any subservicer has not reconciled such discrepancy, the Backup Servicer agrees to confer with the Servicer to resolve such disagreement on or prior to the next succeeding Determination Date and shall settle such discrepancy with the Servicer if possible, and notify the Deal Agent of the resolution thereof. The Servicer hereby agrees to cooperate at its own expense, with the Backup Servicer in reconciling any discrepancies herein. If within 20 days after the delivery of the report provided under paragraph (i) above by the Backup Servicer, such discrepancy is not resolved, the Backup Servicer shall promptly notify the Deal Agent of the continued existence of such discrepancy. Following receipt of such notice by the Deal Agent, the Servicer shall deliver to the Deal Agent, the Secured Parties, and the Backup Servicer no later than the related Payment Date a certificate describing the nature and amount of such discrepancies and the actions the Servicer proposes to take with respect thereto.

                  With respect to the foregoing, the Backup Servicer, in the performance of its duties and obligations hereunder, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Tape, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer.

                  (c) After the receipt of an effective Termination Notice by the Servicer in accordance with this Agreement, all authority, power, rights and responsibilities of the Servicer, under this Agreement, whether with respect to the Contracts or otherwise shall pass to and be vested in the Backup Servicer, subject to and in accordance with the provisions of Section 6.25, as long as the Backup Servicer is not prohibited by an applicable provision of law from fulfilling the same, as evidenced by an Opinion of Counsel.

                  (d) Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Backup Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

                  (e) As compensation for its back-up servicing obligations hereunder, the Backup Servicer shall be entitled to receive the Backup Servicing Fee in respect of each Monthly Period (or portion thereof) until the first to occur of the date on which the Backup Servicer becomes a Successor Servicer, resigns or is removed as Backup Servicer or termination of this Agreement.

                  (f) The Backup Servicer may resign at any time by not less than 120 days notice to the Deal Agent, the Liquidity Agent, the Servicer, the Borrower and the Originator, if the Backup Servicer finds a replacement backup servicer approved in writing by the Deal Agent. In addition, the Backup Servicer may be removed without cause by the Deal Agent by notice then given in writing to the Servicer, the Borrower and the Backup Servicer. In the event of any such resignation or removal, the Backup Servicer may be replaced by (i) the Servicer, acting with the consent of the Deal Agent or (ii) if no such replacement is appointed within 30 days following such removal or resignation, by the Deal Agent.

                  (g) The Backup Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Servicer hereunder. Without limiting the generality of the foregoing, the Backup Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer or the Subservicer. The Backup Servicer may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Servicer will be responsible for any misconduct or negligence on the part of such agents, attorneys or custodians acting on the routine and ordinary day-to-day operations for and on behalf of the Backup Servicer. Neither the Backup Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses which result from the gross negligence or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.

                  (h) The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Borrower, Secured Parties, Deal Agent, Liquidity Agent, Collateral Custodian and Backup Servicer, shall look only to the Servicer to perform such obligations. The Backup Servicer, and the Collateral Custodian shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party, (iii) the invalidity or unenforceability of any Asset or Contract under applicable law,
(iv) the breach or inaccuracy of any representation or warranty made with respect to any Asset, Contract or any item of Equipment, or (v) the acts or omissions of any successor Backup Servicer.

                  Section 6.23 Identification of Records.
                               --------------------------

                  The Servicer shall clearly and unambiguously identify each Contract in the Collateral and the related Equipment in its computer or other records to reflect that such Contracts and Equipment have been transferred to and are owned by the Borrower and that a security interest therein has been Granted by the Borrower pursuant to this Agreement.

                  Section 6.24 Servicer Defaults.
                               ------------------

                  If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Deal Agent as required by this Agreement including, without limitation, while Fidelity is Servicer, any payment required to be made under the Backup Servicer and Collateral Custodian Fee Letter, or to deliver any required Monthly Report or other Required Reports hereunder on or before the date occurring two Business Days after the date such payment, transfer, deposit, instruction of notice or report is required to be made or given, as the case may be, under the terms of this Agreement;

                  (b) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or the Purchase Agreement which has a material adverse effect on the Secured Parties, which continues unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Deal Agent and (ii) the date on which the Servicer becomes aware thereof;

                  (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Secured Parties and which continues to be unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer by the Deal Agent and (ii) the date on which the Servicer becomes aware thereof;

                  (d) an Insolvency Event shall occur with respect to the Servicer;

                  (e) any material delegation of the Servicer's duties which is not permitted by Section 6.28;

                  (f) any financial or Asset information reasonably requested by the Deal Agent or the Lender as provided herein is not reasonably provided as requested;

                  (g) the rendering against the Servicer of a final judgment, decree or order for the payment of money in excess of U.S. $100,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 61 consecutive days without a stay of execution;

                  (h) the failure of the Servicer to make any payment due with respect to aggregate recourse debt or other obligations with an aggregate principal amount exceeding U.S. $1,000,000 or the occurrence of any event or condition which would permit acceleration of such recourse debt or other obligations if such event or condition has not been waived;

                  (i) any change in the management of the Servicer relating to the positions of President, CEO, Chairman of the Board and Executive Vice President;

                  (j) any change in the control of the Servicer which takes the form of either a merger or consolidation in which the Servicer is not the surviving entity; or

                  (k) the failure of the Servicer to make such operational changes at the Originator as itemized for the Lender in due diligence within a reasonable period of time, including (i) separation of the Vendor Service Manager role into a credit role and a marketing role, (ii) implementation of more rigorous asset value testing procedures in the underwriting and collections process, (iii) modification and/or replacement of the Originator's collections and charge-off policies with those of the Borrower and Servicer, and (iv) implementation of a treasury/compliance function which will ensure accurate and timely internal and external reporting.

Notwithstanding anything herein to the contrary, so long as any such Servicer Default shall not have been remedied, the Deal Agent, by written notice to the Servicer (with a copy to the Backup Servicer) (a "Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement.

                  Section 6.25 Appointment of Successor Servicer.
                               ----------------------------------


                  (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 6.24, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Deal Agent in writing or, if no such date is specified in such Termination Notice or otherwise specified by the Deal Agent, until a date mutually agreed upon by the Servicer and the Deal Agent. The Deal Agent may at the time described in the immediately preceding sentence in its sole discretion, appoint the Backup Servicer as the Servicer hereunder, and the Backup Servicer shall on such date assume all obligations of the Servicer hereunder, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Backup Servicer; provided, however, that the Successor Servicer shall not (i) be responsible or liable for any past actions or omissions of the outgoing Servicer or (ii) be obligated to make Servicer Advances. In the event that the Deal Agent does not so appoint the Backup Servicer, there is no Backup Servicer or the Backup Servicer is unwilling or unable to assume such obligations on such date, the Deal Agent shall as promptly as possible appoint a successor servicer (the Backup Servicer or any such other successor, the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Deal Agent. If the Deal Agent within 60 days of receipt of a Termination Notice is unable to obtain any bids from Eligible Servicers and the Servicer delivers an Officer's Certificate to the effect that it cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, then the Deal Agent shall offer the Borrower the right to accept retransfer of all the Assets and the Borrower may accept re-transfer of all the Assets, provided, however, that if the long-term unsecured debt obligations of the Borrower are not rated at the time of such purchase at least investment grade by each rating agency providing a rating in respect of such long-term unsecured debt obligations, no such re-transfer shall occur unless the Borrower shall deliver an Opinion of Counsel reasonably acceptable to the Deal Agent that such re-transfer would not constitute a fraudulent conveyance of the Borrower. The amount to be paid and deposited in respect of such re-transfer shall be equal to the sum of the Principal outstanding plus all Interest that has accrued thereon and that will accrue thereon. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Deal Agent shall petition a court of competent Jurisdiction to appoint any established financial institution having a net worth of not less than U.S. $50,000,000 and whose regular business includes the servicing of Contracts as the Successor Servicer hereunder.

                  (b) Upon its appointment, the Backup Servicer (subject to
Section 6.25(a)) or the Successor Servicer, as applicable, shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Backup Servicer or the Successor Servicer, as applicable.

                  (c) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement and shall pass to and be vested in the Borrower and, without limitation, the Borrower is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Borrower in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing on the Contracts in the Collateral.

                  (d) Upon the Backup Servicer receiving notice that it is required to serve as the Servicer hereunder pursuant to the foregoing provisions of this Section 6.25, the Backup Servicer will promptly begin the transition to its role as Servicer.

                  (e) The Backup Servicer shall be entitled to receive its reasonable costs incurred in transitioning to Servicer.

                  Section 6.26 Notification.
                               -------------

                  Upon the Servicer becoming aware of the occurrence of any Servicer Default, the Servicer shall promptly give written notice thereof to the Deal Agent and the Backup Servicer.

                  Section 6.27 Protection of Right, Title and Interest to
                               ------------------------------------------
                               Assets.
                               -------

                  (a) The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Deal Agent as agent for the Secured Parties and of the Secured Parties to the Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Deal Agent as agent for the Secured Parties hereunder to all property comprising the Assets. The Servicer shall deliver to the Deal Agent file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.

The Borrower shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 6.27(a).


                  (b) The Servicer will give the Deal Agent at least 30 days' prior written notice of any relocation of any office from which it services Contracts in the Collateral or keeps the Contract Files or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC or any other applicable law governing the perfection of interests in property would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the security interest of the Deal Agent as agent for the Secured Parties in the Contracts in the Collateral and the proceeds thereof. The Servicer will at all times maintain each office from which it services Contracts in the Collateral within the United States of America.

                  Section 6.28 Subservicers.
                               -------------

                  The Servicer shall have the right to delegate to the Subservicer the performance of the duties and obligations of the Servicer hereunder. The Deal Agent shall be provided a copy by the Servicer of any written contracts with the Subservicer. Notwithstanding the performance of any of its obligations hereunder by the Subservicer, the Servicer shall remain obligated and liable to the Deal Agent and the Lenders for the servicing of the Contracts in accordance with the provisions of this Agreement, without any diminution of such obligation or of any liability by virtue of such performance by the Subservicer. The fees and expenses of any such Subservicer shall be as agreed between the Servicer and such Subservicer from time to time and neither the Issuer, the Deal Agent nor any Lender shall have any responsibility therefor. Servicer covenants and agrees that in the event the Deal Agent and the Lenders shall notify the Servicer that they have reason to believe that the Subservicer would be unable to perform its obligations hereunder, the Servicer shall terminate all of the rights and obligations of the Subservicer.

                  Section 6.29 Release of Contract Files.
                               --------------------------

                  The Borrower may, with the prior written consent of the Deal Agent (such consent not to be unreasonably withheld), require that the Collateral Custodian release each Contract File (a) delivered to the Collateral Custodian in error, (b) for which a Substitute Contract has been substituted in accordance with Section 2.13, (c) as to which the lien on the related Equipment has been so released pursuant to Section 5.3, (d) which has been retransferred to the Borrower pursuant to Section 5.5 or 5.6, or (e) which is required to be redelivered to the Borrower in connection with the termination of this Agreement, in each case by submitting to the Collateral Custodian and the Deal Agent a written request substantially in the form of Exhibit G hereto (signed by both the Borrower and the Deal Agent) specifying the Contracts to be so released and reciting that the conditions to such release have been met (and specifying the section or sections of this Agreement being relied upon for such release). The Collateral Custodian shall upon its receipt of each such request for release executed by the Borrower and the Deal Agent promptly, but in any event within 5 Business Days, release the Contract Files so requested to the Borrower.

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

                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

                  Section 7.1 Events of Default.
                              ------------------

                  Each of the following events shall constitute an Event of Default (an "Event of Default") under this Agreement:

                  (a) as of any Reporting Date, the Delinquency Ratio for the preceding Determination Date exceeds 5.0%;


                  (b) as of any Reporting Date, the Default Ratio for the preceding Determination Date exceeds 3.0%;

                  (c) the Overcollateralization is less than the Minimum Overcollateralization, and the Borrower does not, within one Business Day, contribute Eligible Contracts and/or pay down the outstanding balance of the Loan in an amount sufficient to cause the Overcollateralization to equal or exceed the Minimum Overcollateralization;

                  (d) the Borrower is not in compliance with the Portfolio Concentration Criteria, and such noncompliance is not cured within 5 Business Days;

                  (e) a Servicer Default occurs and is continuing;

                  (f) (i) failure on the part of the Borrower to make any payment or deposit required by the terms of this Agreement on the day such payment or deposit is required to be made or

                  (ii) failure on the part of the Borrower to observe or perform any of its covenants or agreements set forth in this Agreement, which failure has a material adverse effect on the interests of the Deal Agent, any Secured Party, the Liquidity Agent or any Investor and which continues unremedied for a period of 30 days or more after written notice to Borrower; provided, that only a five Business Day cure period shall apply in the case of a failure by the Borrower to observe its covenants not to grant a security interest or otherwise intentionally create a Lien on the Contracts;

                  (g) any representation or warranty made by the Borrower in this Agreement or any information required to be given by the Borrower to the Deal Agent to identify Contracts pursuant to this Agreement, shall prove to have been incorrect in any material respect when made or delivered and which continues to be incorrect in any material respect for a period of 30 days after written notice or actual knowledge thereof;

                  (h) the occurrence of an Insolvency Event relating to the Originator, the Borrower or the Servicer;

                  (i) the Borrower shall become, or become controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "40 Act") or the arrangements contemplated by this Agreement shall require registration as an "investment company" within the meaning of the 40 Act;

                  (j) a regulatory, tax or accounting body has ordered that the activities of the Borrower or any Affiliate of the Borrower, contemplated hereby be terminated or, as a result of any other event or circumstance, the activities of the Borrower contemplated hereby may reasonably be expected to cause the Borrower or any of its respective Affiliates to suffer materially adverse regulatory, accounting or tax consequences; or

                  (k) any (i) breach of any provision set forth in the Subordinated Promissory Note or the Unsecured Promissory Note, or (ii) amendment of either of such notes without the prior written approval of the Deal Agent.

                  Section 7.2 Remedies.
                              ---------

                  (a) Upon the occurrence of an Event of Default the Termination Date shall be deemed to have occurred automatically. Upon the occurrence of an Event of Default other than that referred to in Section 7.1(h) in addition to the other remedies provided for herein, the Deal Agent and the Lender may declare the Principal and all other Aggregate Unpaids to be immediately due and payable, together with all Interest thereon and fees and expenses accruing under this Agreement, and shall have all rights and remedies provided under the UCC and other applicable laws, which rights shall be cumulative. Upon the occurrence of an Event of Default referred to in Section 7.1(h), in addition to the remedies provided herein, such amounts referenced in the immediately preceding sentence shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding under this Agreement shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower and the Servicer.

                  (b) Upon the occurrence of an Event of Default, and in addition to the remedies provided herein, the Deal Agent and the Lender shall have the right to obtain physical possession of the Servicer's records and all other files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come into the possession of the Borrower or any third party acting for the Borrower, and the Borrower shall deliver to the Deal Agent such assignments as the Deal Agent shall request. The Borrower shall be responsible for paying any fees of any Servicer resulting from the termination of a Servicer due to an Event of Default. The Deal Agent shall have the right to demand transfer of all servicing rights and obligations to a new servicer acceptable to the Deal Agent (such new servicer shall receive a servicing fee or any other amounts necessary to assure the ability of the Deal Agent to find an appropriate successor servicer). The Deal Agent and the Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Agreement.

                  (c) Without limiting the generality of the foregoing provisions of this Section 7.2, the Deal Agent and the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell (on a servicing released basis, at the Deal Agent or the Lender's option), lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Deal Agent or the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Deal Agent and the Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Deal Agent or the Lender's request, to assemble the Collateral and make it available to the Deal Agent or the Lender at places which the Deal Agent or the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the amounts owing to the Lender hereunder in respect of Principal, Interest, fees, expenses, indemnification or otherwise, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including without limitation
Section 9-504(1)(c) of the UCC, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Deal Agent and the Lender arising out of the exercise by the Deal Agent or the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Deal Agent or the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency (together with all Interest thereon and fees and expenses accruing under this Agreement) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the amounts owing to the Lender and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

                  (d) The Deal Agent's and the Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Deal Agent or the Lender, as the case may be, deals with similar property for its own account. Neither the Deal Agent, the Lender nor any of their directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

                                  ARTICLE VIII

                                 INDEMNIFICATION

                  Section 8.1 Indemnities by the Borrower.
                              ----------------------------

                  Without limiting any other rights which the Deal Agent, the Backup Servicer, the Collateral Custodian, the Liquidity Agent, the Secured Parties or any of their respective Affiliates may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Deal Agent, the Backup Servicer, the Collateral Custodian, the Liquidity Agent, the Secured Parties, and each of their respective Affiliates and officers, directors, employees and agents thereof from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by, but excluding allocations of overhead expenses of any such Indemnified Party or other non-monetary damages of any such Indemnified Party any of them arising out of or as a result of this Agreement or the Grant of the Collateral or in respect of any Asset or any Contract, excluding, however, Indemnified Amounts to the extent resulting from negligence or willful misconduct on the part of the Deal Agent, the Backup Servicer, the Collateral Custodian, the Liquidity Agent, such Secured Parties or such Affiliate. If the Borrower has made any indemnity payment pursuant to this Section 8.1 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts then, the recipient shall repay to the Borrower an amount equal to the amount it has collected from others in respect of such indemnified amounts. Without limiting the foregoing, the Borrower shall indemnify the Deal Agent, the Backup Servicer, the Collateral Custodian, the Liquidity Agent, the Secured Parties and each of their respective Affiliates and officers, directors, employees and agents thereof for Indemnified Amounts relating to or resulting from:

                  (a) any Contract treated as or represented by the Borrower to be an Eligible Contract which is not at the applicable time an Eligible Contract;

                  (b) reliance on any representation or warranty made or deemed made by the Borrower, the Servicer (if the Originator or one of its Affiliates) or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

                  (c) the failure by the Borrower or the Servicer (if the Originator or one of its Affiliates) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any applicable law, rule or regulation with respect to any Asset, the related Contract, or the nonconformity of any Asset, the related Contract with any such applicable law, rule or regulation;

                  (d) the failure to vest and maintain vested in the relevant Lender or to transfer to such Lender, an undivided ownership interest in the Assets, together with all Collections, free and clear of any Adverse Claim whether existing as of the Closing Date or at any time thereafter;

                  (e) the failure to maintain, as of the close of business on each Business Day prior to the Termination Date, an amount of Principal outstanding which is less than or equal to the lesser of (i) the Credit Limit on such Business Day, or (ii) the Borrowing Base on such Business Day;

                  (f) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Assets which are, or are purported to be, Collateral, whether at the time of any Grant or at any subsequent time;

                  (g) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Asset which is, or is purported to be, Collateral (including, without limitation, a defense based on such Asset or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Asset or the furnishing or failure to furnish such merchandise or services;

                  (h) any failure of the Borrower or the Servicer (if the Originator or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by the Originator, the Borrower or any Affiliate thereof to perform its respective duties under the Contracts;

                  (i) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Asset or Contract;

                  (j) the failure by Borrower to pay when due any Taxes for which the Borrower is liable, including without limitation, sales, excise or personal property taxes payable in connection with the Collateral;

                  (k) any repayment by the Deal Agent, the Liquidity Agent or a Secured Party of any amount previously distributed in reduction of Principal or payment of Interest or any other amount due hereunder or under any Hedging Agreement, in each case which amount the Deal Agent, the Liquidity Agent or a Secured Party believes in good faith is required to be repaid;

                  (l) the commingling of Collections of Assets in the Collateral at any time with other funds;

                  (m) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of the Loan or reinvestments or the ownership of the Collateral or in respect of any Asset or Contract;

                  (n) any failure by the Borrower to give reasonably equivalent value to the Originator in consideration for the transfer by the Originator to the Borrower of any Assets or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

                  (o) the failure of the Borrower, the Originator or any of their respective agents or representatives to remit Collections to the Servicer or the Deal Agent.

         Any amounts subject to the indemnification provisions of this Section
8.1 shall be paid by the Borrower solely pursuant to the provisions of Sections
2.4 and 2.5 hereof, as the case may be, to the Deal Agent within two Business Days following the Deal Agent's demand therefor.

                  If for any reason the indemnification provided above in this
Section 8.1 is unavailable to the Indemnified Person or is insufficient to hold an Indemnified Person harmless, then Servicer shall contribute to the amount paid or payable by such Indemnified Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Person on the one hand and the Borrower on the other hand but also the relative fault of such Indemnified Person as well as any other relevant equitable considerations.

                                   ARTICLE IX

                     THE DEAL AGENT AND THE LIQUIDITY AGENT

                  Section 9.1 Authorization and Action.
                              -------------------------


                  (a) Each Secured Party hereby designates and appoints the Deal Agent as Deal Agent hereunder, and authorizes the Deal Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Deal Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Deal Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Deal Agent shall be read into this Agreement or otherwise exist for the Deal Agent. In performing its functions and duties hereunder, the Deal Agent shall act solely as agent for the Secured Parties and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Deal Agent shall not be


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

required to take any action which exposes the Deal Agent to personal liability or which is contrary to this Agreement or applicable law. The appointment and authority of the Deal Agent hereunder shall terminate at the indefeasible payment in full of the Aggregate Unpaids.

                  (b) Each Investor hereby designates and appoints First Union as Liquidity Agent hereunder, and authorizes the Liquidity Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Liquidity Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Liquidity Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Liquidity Agent shall be read into this Agreement or otherwise exist for the Liquidity Agent. In performing its functions and duties hereunder, the Liquidity Agent shall act solely as agent for the Investors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Liquidity Agent shall not be required to take any action which exposes the Liquidity Agent to personal liability or which is contrary to this Agreement or applicable law. The appointment and authority of the Liquidity Agent hereunder shall terminate at the indefeasible payment in full of the Aggregate Unpaids.

                  Section 9.2 Delegation of Duties.
                              ---------------------

                  (a) The Deal Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Deal Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  (b) The Liquidity Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Liquidity Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  Section 9.3 Exculpatory Provisions.
                              -----------------------

                  (a) Neither the Deal Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct or, in the case of the Deal Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in
Article III. The Deal Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. The Deal Agent shall not be deemed to have knowledge of any Event of Default unless the Deal Agent has received notice from the Borrower or a Secured Party.

                  (b) Neither the Liquidity Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct or, in the case of the Liquidity Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to the Deal Agent or any of the Secured Parties for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III. The Liquidity Agent shall not be under any obligation to the Deal Agent or any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. The Liquidity Agent shall not be deemed to have knowledge of any Event of Default unless the Liquidity Agent has received notice from the Borrower, the Deal Agent or a Secured Party.

                  Section 9.4 Reliance.
                              ---------

                  (a) The Deal Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Deal Agent. The Deal Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of VFCC or the Required Investors or all of the Secured Parties, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Secured Parties, provided that unless and until the Deal Agent shall have received such advice, the Deal Agent may take or refrain from taking any action, as the Deal Agent shall deem advisable and in the best interests of the Secured Parties. The Deal Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of VFCC or the Required Investors or all of the Secured Parties, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties.

                  (b) The Liquidity Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Liquidity Agent. The Liquidity


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
Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of Required Investors as it deems appropriate or it shall first be indemnified to its satisfaction by the Investors, provided that unless and until the Liquidity Agent shall have received such advice, the Liquidity Agent may take or refrain from taking any action, as the Liquidity Agent shall deem advisable and in the best interests of the Investors. The Liquidity Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Investors and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Investors.

                  Section 9.5 Non-Reliance on Deal Agent, Liquidity Agent and
                              -----------------------------------------------
                              Other Lenders.
                              --------------

                  Each Secured Party expressly acknowledges that neither the Deal Agent, the Liquidity Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Deal Agent or the Liquidity Agent hereafter taken, including, without limitation, any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Deal Agent or the Liquidity Agent. Each Secured Party represents and warrants to the Deal Agent and to the Liquidity Agent that it has and will, independently and without reliance upon the Deal Agent, the Liquidity Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and made its own decision to enter into this Agreement or Hedging Agreement, as the case may be.

                  Section 9.6 Reimbursement and Indemnification.
                              ----------------------------------

                  The Investors agree to reimburse and indemnify VFCC, the Deal Agent, the Liquidity Agent and each of their respective officers, directors, employees, representatives and agents ratably according to their pro rata shares, to the extent not paid or reimbursed by the Borrower (i) for any amounts for which VFCC, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, acting in its capacity as Deal Agent, is entitled to reimbursement by the Borrower hereunder and (ii) for any other expenses incurred by VFCC, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, in its capacity as Deal Agent and acting on behalf of the Secured Parties, in connection with the administration and enforcement of this Agreement.

                  Section 9.7 Deal Agent and Liquidity Agent in their Individual
                              --------------------------------------------------
                              Capacities.
                              -----------

                  The Deal Agent, the Liquidity Agent and each of their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as though the Deal Agent or the Liquidity Agent, as the case may be, were not the Deal Agent or the Liquidity Agent, as the case may be, hereunder. With respect to the acquisition of interests in the Loan pursuant to this Agreement, the Deal Agent, the Liquidity Agent and each of their respective Affiliates shall have the same rights and powers under this Agreement as any

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

Lender and may exercise the same as though it were not the Deal Agent or the Liquidity Agent, as the case may be, and the terms "Investor," "Lender," "Investors" and "Lenders" shall include the Deal Agent or the Liquidity Agent, as the case may be, in its individual capacity.

                  Section 9.8 Successor Deal Agent or Liquidity Agent.
                              ----------------------------------------

                  (a) The Deal Agent may, upon 5 days' notice to the Borrower and the Secured Parties, and the Deal Agent will, upon the direction of all of the Secured Parties (other than the Deal Agent, in its individual capacity) resign as Deal Agent. If the Deal Agent shall resign, then the Required Investors during such 5-day period shall appoint from among the Secured Parties a successor agent. If for any reason no successor Deal Agent is appointed by the Required Investors during such 5-day period, then effective upon the expiration of such 5-day period, the Secured Parties shall perform all of the duties of the Deal Agent hereunder and the Borrower shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered by the Originator to the Deal Agent and the Secured Parties directly to the applicable Secured Party and for all purposes shall deal directly with the Secured Party. After any retiring Deal Agent's resignation hereunder as Deal Agent, the provisions of this Article VIII and Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Deal Agent under this Agreement.

                  (b) The Liquidity Agent may, upon 5 days' notice to the Borrower, the Deal Agent and the Investors, and the Liquidity Agent will, upon the direction of all of the Investors (other than the Liquidity Agent, in its individual capacity) resign as Liquidity Agent. If the Liquidity Agent shall resign, then the Required Investors during such 5-day period shall appoint from among the Investors a successor Liquidity Agent. If for any reason no successor Liquidity Agent is appointed by the Required Investors during such 5-day period, then effective upon the expiration of such 5-day period, the Investors shall perform all of the duties of the Liquidity Agent hereunder and all payments in respect of the Aggregate Unpaids. After any retiring Liquidity Agent's resignation hereunder as Liquidity Agent, the provisions of this Article VIII and Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Liquidity Agent under this Agreement.

                                    ARTICLE X

                           ASSIGNMENTS; PARTICIPATIONS

                  Section 10.1 Assignments and Participations.
                               -------------------------------

                  (a) Each Investor may upon at least 30 days' notice to VFCC, the Deal Agent, the Liquidity Agent and S&P and Moody's, assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement; provided, however, that (i) each such assignment shall be of a constant, and not a varying percentage of all of the assigning Investor's rights and obligations under this Agreement, (ii) the amount of the Loan of the assigning Investor being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment)

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

shall in no event be less than the lesser of (A) $15,000,000 or an integral multiple of $1,000,000 in excess of that amount and (B) the full amount of the assigning Investor's Loan, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Deal Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500 or such lesser amount as shall be approved by the Deal Agent, (v) the parties to each such assignment shall have agreed to reimburse the Deal Agent, the Liquidity Agent and VFCC for all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent and VFCC) incurred by the Deal Agent, the Liquidity Agent and VFCC, respectively, in connection with such assignment and (vi) there shall be no increased costs, expenses or taxes incurred by the Deal Agent, the Liquidity Agent or VFCC upon such assignment or participation, and provided further that upon the effective date of such assignment the provisions of
Section 3.03(f) of the Administration Agreement shall be satisfied. Upon such execution, delivery and acceptance by the Deal Agent and the Liquidity Agent and the recording by the Deal Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date of acceptance thereof by the Deal Agent and the Liquidity Agent, unless a later date is specified therein, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of an Investor hereunder and (ii) the Investor assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Investor's rights and obligations under this Agreement, such Investor shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, the Investor assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Investor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Investor makes no representation or warranty and assumes no responsibility with respect to the financial condition of VFCC or the performance or observance by VFCC of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Deal Agent or the Liquidity Agent, such assigning Investor or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assigning Investor and such assignee confirm that such assignee is an Eligible Assignee; (vi) such assignee appoints and authorizes each of the Deal Agent and the Liquidity Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as an Investor.

                  (c) On behalf of the Borrower, the Deal Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders, the participants, the Investors and the Commitment of, and the interest of, the Loan owned by each investor from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and VFCC, the Borrower and the Investors may treat each Person whose name is recorded in the Register as an Investor hereunder for all purposes of this Agreement. The Register shall be available for inspection by VFCC, the Liquidity Agent or any Investor at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Subject to the provisions of Section 10.1(a), upon its receipt of an Assignment and Acceptance executed by an assigning Investor and an assignee, the Deal Agent and the Liquidity Agent shall each, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, accept such Assignment and Acceptance, and the Deal Agent shall then (i) record the information contained therein in the Register and (ii) give prompt notice thereof to VFCC.

                  (e) Each Investor may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Loan owned by it); provided, however, that (i) such Investor's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (ii) such Investor shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Deal Agent and the other Investors shall continue to deal solely and directly with such Investor in connection with such Investor's rights and obligations under this Agreement, and provided further that the Deal Agent shall have confirmed that upon the effective date of such participation the provisions of Section 3.03(f) of the Administration Agreement shall be satisfied. Notwithstanding anything herein to the contrary, each participant shall have the rights of an Investor (including any right to receive payment) under Sections 2.12 and 2.13; provided, however, that no participant shall be entitled to receive payment under either such Section in excess of the amount that would have been payable under such Section by the Borrower to the Investor granting its participation had such participation not been granted, and no Investor granting a participation shall be entitled to receive payment under either such Section in an amount which exceeds the sum of (i) the amount to which such Investor is entitled under such Section with respect to any portion of the Loan owned by such Investor which is not subject to any participation plus (ii) the aggregate amount to which its participants are entitled under such Sections with respect to the amounts of their respective participations. With respect to any participation described in this Section 10.1, the participant's

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

rights as set forth in the agreement between such participant and the applicable Investor to agree to or to restrict such Investor's ability to agree to any modification, waiver or release of any of the terms of this Agreement or to exercise or refrain from exercising any powers or rights which such Investor may have under or in respect of this Agreement shall be limited to the right to consent to any of the matters set forth in Section 11.1 of this Agreement.

                  (f) Each Investor may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.1, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower or VFCC furnished to such Investor by or on behalf of the Borrower or VFCC.

                  (g) In the event (i) an Investor ceases to qualify as an Eligible Assignee, or (ii) an Investor makes demand for compensation pursuant to
Section 2.9 or Section 2.10, VFCC may, and, upon the direction of the Borrower and prior to the occurrence of an Event of Default, shall, in any such case, notwithstanding any provision to the contrary herein, replace such Investor with an Eligible Assignee by giving three Business Days' prior written notice to such Investor. In the event of the replacement of an Investor, such Investor agrees
(A) to assign all of its rights and obligations hereunder to an Eligible Assignee selected by VFCC upon payment to such Investor of the amount of such Investor's Principal together with any accrued and unpaid Interest thereon and all other amounts owing to such Investor hereunder and (B) to execute and deliver an Assignment and Acceptance and such other documents evidencing such assignment as shall be necessary or reasonably requested by VFCC or the Deal Agent. In the event that any Investor ceases to qualify as an Eligible Assignee, such affected Investor agrees (I) to give the Deal Agent, the Borrower and VFCC prompt written notice thereof and (II) subject to the following proviso, to reimburse the Deal Agent, the Liquidity Agent, the Borrower, VFCC and the relevant assignee for all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent, the Borrower and VFCC and such assignee) incurred by the Deal Agent, the Liquidity Agent, the Borrower, VFCC and such assignee, respectively, in connection with any assignment made pursuant to this
Section 10.1(g) by such affected Investor; provided, however, that such affected Investor's liability for such costs, fees and expenses shall be limited to the amount of any up-front fees paid to such affected Investor at the time that it became a party to this Agreement.

                  (h) Nothing herein shall prohibit any Investor from pledging or assigning as collateral any of its rights under this Agreement to any Federal Reserve Bank in accordance with applicable law and any such pledge or collateral assignment may be made without compliance with Section 10.1(a) or Section 10.1(b).

                  (i) In the event any Investor causes increased costs, expenses or taxes to be incurred by the Deal Agent, Liquidity Agreement or VFCC in connection with the assignment or participation of such Investor's rights and obligations under this Agreement to an Eligible Assignee then such Investor agrees that it will make reasonable efforts to assign such increased costs, expenses or taxes to such Eligible Assignee in accordance with the provisions of this Agreement.

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
                                   ARTICLE XI

                                  MISCELLANEOUS

                  Section 11.1 Amendments and Waivers.
                               -----------------------

         (a) Except as provided in this Section 11.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Deal Agent and the Required Investors; provided, however, that no such amendment, waiver or modification affecting the rights or obligations of any Hedge Counterparty, the Backup Servicer or the Collateral Custodian shall be effective as against that Hedge Counterparty, the Backup Servicer and/or the Collateral Custodian, as the case may be, without the written agreement of such Persons. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No amendment, waiver or other modification of this Agreement shall:

                  (i) without the consent of each affected Lender, (A) extend the Maturity Date or the date of any payment or deposit of Collections by the Borrower or the Servicer, (B) reduce the rate or extend the time of payment of Interest (or any component thereof), (C) reduce any fee payable to the Deal Agent for the benefit of the Lenders, (D) except pursuant to Article X hereof, change the amount of the Principal of any Lender, an Investor's pro rata share or an Investor's Commitment, (E) amend, modify or waive any provision of the definition of Required Investors or this Section 11.1(b), (F) consent to or permit the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (G) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (E) above in a manner which would circumvent the intention of the restrictions set forth in such clauses; or

                  (ii) without the written consent of the Deal Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent.

         (c) Notwithstanding the foregoing provisions of this Section 11.1, without the consent of the Investors, the Deal Agent may, with the consent of the Borrower amend this Agreement solely to add additional Persons as Investors hereunder. Any modification or waiver shall apply to each of the Lenders equally and shall be binding upon the Borrower, the Lenders and the Deal Agent.

                  Section 11.2 Notices, Etc.
                               -------------

                  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party's

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

Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mail, first class postage prepaid, (b) notice by telex, when telexed against receipt of answer back, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article 11 shall not be effective until received with respect to any notice sent by mail or telex.

                  Section 11.3 Ratable Payments.
                               -----------------

                  If any Secured Party, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Secured Party (other than payments received pursuant to Section 8.1 in a greater proportion than that received by any other Secured Party), such Secured Party agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the Aggregate Unpaids held by the other Secured Parties so that after such purchase each Secured Party will hold its ratable proportion of the Aggregate Unpaids; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Secured Party, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  Section 11.4 No Waiver, Rights and Remedies.
                               -------------------------------

                  No failure on the part of the Deal Agent, the Collateral Custodian, the Backup Servicer or a Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

                  Section 11.5 Binding Effect; Benefit of Agreement.
                               -------------------------------------

                  This Agreement shall be binding upon and inure to the benefit of the Borrower, the Deal Agent, the Backup Servicer, the Collateral Custodian, the Secured Parties and their respective successors and permitted assigns and, in addition, the provisions of 2.4(a)(i) and 2.5(a)(i) shall inure to the benefit of each Hedge Counterparty, whether or not that Hedge Counterparty is a Secured Party.

                  Section 11.6 Term of this Agreement.
                               -----------------------

                  This Agreement, including, without limitation, the Borrower's obligation to observe its covenants set forth in Article V, and the Servicer's obligation to observe its covenants set forth in Article VI, shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower pursuant to Articles III and IV and the indemnification and payment provisions of Article VIII and Article IX and the provisions of Section 11.9 and Section 11.10 shall be continuing and shall survive any termination of this Agreement.

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


                  Section 11.7 Governing Law; Consent to Jurisdiction; Waiver of
                               -------------------------------------------------
                               Objection to Venue.
                               -------------------

                  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE SECURED PARTIES, THE BORROWER, THE LIQUIDITY AGENT AND THE DEAL AGENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

                  Section 11.8 Waiver of Jury Trial.
                               ---------------------

                  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE SECURED PARTIES, THE BORROWER AND THE DEAL AGENT WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                  Section 11.9 Costs, Expenses and Taxes.
                               --------------------------

                  (a) In addition to the rights of indemnification granted to the Deal Agent, the Liquidity Agent, the Backup Servicer, the Collateral Custodian, the Secured Parties and its or their Affiliates and officers, directors, employees and agents thereof under Article VIII hereof, the Borrower agrees to pay on demand all costs and expenses of the Deal Agent, the Liquidity Agent, the Backup Servicer, the Collateral Custodian and the Secured Parties incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith (excluding any Hedging Agreement), including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Deal Agent, the Liquidity Agent, the Backup Servicer, the Collateral Custodian and the Secured Parties with respect thereto and with respect to advising the Deal Agent, the Liquidity Agent, the Backup Servicer, the Collateral Custodian and the Secured Parties as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith (excluding any Hedging Agreement), and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Deal Agent, the Liquidity Agent, the Backup Servicer, the Collateral Custodian or the Secured Parties in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith (including any Hedging Agreement).

                  (b) The Borrower shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to the Lender in connection with this Agreement or the funding or maintenance of Purchases hereunder.

                  (c) The Borrower shall pay on demand all other costs, expenses and Taxes (excluding income taxes) incurred by any Issuer or any shareholder of such Issuer ("Other Costs"), including, without limitation, all costs and expenses incurred by the Deal Agent in connection with periodic audits of the Borrower's or the Servicer's books and records and the cost of rating such Issuer's commercial paper with respect to financing its purchase of Borrowing Bases hereunder by independent financial rating agencies.

                  Section 11.10 No Proceedings.
                                ---------------

                  Each of the Borrower, the Deal Agent, the Liquidity Agent, the Servicer, the Subservicer, the Backup Servicer, the Collateral Custodian and the Secured Parties hereby agrees that it will not institute against, or join any other Person in instituting against, VFCC any proceedings of the type referred to in the definition of Insolvency Event hereunder until one year and one day have elapsed since the last day on which any Commercial Paper Notes remained outstanding.

                  Section 11.11 Recourse Against Certain Parties.
                                ---------------------------------


                  (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any Secured Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such Secured Party or any incorporator, affiliate, stockholder, officer, employee or director of such Secured Party or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such Secured Party contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Secured Party, provided that, in the case of VFCC, such liabilities shall be paid only after the repayment in full of all Commercial Paper Notes and all other liabilities contemplated in the program documents with respect to VFCC, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Secured Party or any incorporator, stockholder, affiliate, officer, employee or director of such Secured Party or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Secured Party contained in this Agreement or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such administrator of such Secured Party and each incorporator, stockholder, affiliate, officer, employee or director of such Secured Party or of any such administrator, or any of them, for breaches by such Secured Party of any such obligations, covenants or agreements, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of, and in consideration for, the execution of this Agreement.

                  (b) Notwithstanding anything contained in this Agreement, VFCC shall have no obligation to pay any amount required to be paid by it hereunder to any of the Liquidity Agent, the Deal Agent, any Investor, the Collateral Custodian, or the Backup Servicer in excess of any amount available to VFCC after paying or making provision for the payment of its Commercial Paper Notes. All payment obligations of VFCC hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Commercial Paper Notes; and each of the Liquidity Agent, the Deal Agent, each Investor, the Collateral Custodian, and the Backup Servicer agrees that they shall not have a claim under
Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to VFCC to pay such amounts after paying or making provision for the payment of its Commercial Paper Notes.

                  (c) The provisions of this Section 11.11 shall survive the termination of this Agreement.

                  Section 11.12 Protection of Ownership Interests of the
                                -----------------------------------------
                                Lenders; Intent of Parties; Security Interest.
                                ----------------------------------------------

                  (a) The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that the Deal Agent may reasonably request, to perfect, protect or more fully evidence the Grant and the interests of the Secured Parties in and to the Collateral, or to enable the Deal Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder.

                  (b) If the Borrower or the Servicer fails to perform any of its obligations hereunder after five Business Days' notice from the Deal Agent, the Deal Agent or any Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the Deal Agent's or such Secured Party's costs and expenses incurred in connection therewith shall be payable by the Borrower (if the Servicer that fails to so perform is the Borrower or an Affiliate thereof) as provided in Article VIII, as applicable. The Borrower irrevocably authorizes the Deal Agent and appoints the Deal Agent as its attorney-in-fact to act on behalf of the Borrower (i) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Deal Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Assets and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Assets as a financing statement in such offices as the Deal Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Assets. This appointment is coupled with an interest and is irrevocable.

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

                  (c) The parties hereto intend that this Agreement constitutes a security agreement and the transactions effected hereby constitute secured loans by the Lenders to the Borrower under applicable law. For such purpose, the Borrower hereby transfers, conveys, assigns and grants to the Deal Agent, for the benefit of the Secured Parties, a continuing security interest in all Assets, all Collections, all Hedging Agreements and the proceeds of the foregoing to secure the repayment of all Principal, all payments at any time due or accrued in respect of the Interest, all Aggregate Unpaids, and all other payments at any time due (whether accrued or due) by the Borrower hereunder (including without limit any amount owing under Article VIII hereof), under any Hedging Agreement (including, without limitation, payments in respect of the termination of any such Hedging Agreement) or under any fee letter to the Deal Agent and each Lender.

                  Section 11.13 Confidentiality.
                                ----------------

                  (a) Each of the Deal Agent, the Secured Parties, the Liquidity Agent, the Servicer, the Collateral Custodian, the Backup Servicer and the Borrower shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and all information with respect to the other parties, including all information regarding the business of the Borrower and the Servicer hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, attorneys, investors, potential investors and the agents of such Persons ("Excepted Persons"), provided, however, that each Excepted Person shall, as a condition to any such disclosure, agree for the benefit of the Deal Agent, the Secured Parties, the Liquidity Agent, the Servicer, the Collateral Custodian, the Backup Services and the Borrower that such information shall be used solely in connection with such Excepted Person's evaluation of, or relationship with, the Borrower and its affiliates, (ii) disclose the existence of the Agreement, but not the financial terms thereof, (iii) disclose such information as is required by an applicable law or an order of an judicial or administrative proceeding and (iv) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents or any Hedging Agreement for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents or any Hedging Agreement. It is understood that the financial terms that may not be disclosed except in compliance with this Section 11.13(a) include, without limitation, all fees and other pricing terms, and all Events of Default, Servicer Defaults, and priority of payment provisions

                  (b) Anything herein to the contrary notwithstanding, the Borrower and the Servicer each hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Deal Agent, the Liquidity Agent, the Collateral Custodian, the Backup Servicer or the Secured Parties by each other, (ii) by the Deal Agent or the Lenders to any prospective or actual assignee or participant of any of them or (iii) by the Deal Agent, the Liquidity Agent or a Lender to any Rating Agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to a Lender and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information. In addition, the Secured Parties, the Liquidity Agent and the Deal Agent may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                  (c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Collateral Custodian's or Backup Servicer's business or that of their affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Collateral Custodian or Backup Servicer or an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated herein approved in advance by the Borrower or Servicer or (E) to any affiliate, independent or internal auditor, agent, employee or attorney of the Collateral Custodian or Backup Servicer having a need to know the same, provided that the Collateral Custodian or Backup Servicer advises such recipient of the confidential nature of the information being disclosed, or
(iii) any other disclosure authorized by the Borrower or Servicer.

                  Section 11.14 Execution in Counterparts; Severability;
                                ----------------------------------------
                                Integration.
                                ------------

                  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter delivered by the Originator to the Deal Agent and the Lenders.

                  Section 11.15 Year 2000 Compliance.
                                ---------------------

                  (a) The Servicer has (i) initiated a review and assessment of all areas within its business and operations (including those affected by suppliers, vendors and service providers) that could be adversely affected by the risk that computer applications used by the Borrower or the Servicer, as applicable (or by such suppliers, vendors or service providers), may be unable to recognize and perform properly date sensitive functions involving certain dates prior to and any date after December 31, 1999 (the "Year 2000 Problem") and (ii) initiated a plan and timeline for addressing the Year 2000 Problem on a timely basis. Based upon the foregoing, each of the Borrower and the Servicer believes that all computer applications (including those of its suppliers, vendors and service providers) that are material to its business and operations are reasonably expected on or before September 30, 1999 to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that failure to do so could not reasonably be expected to (A) have a material adverse effect on the Borrower, the Servicer, the Loan, the Collateral, the Deal Agent or the Lender, or (B) result in an Event of Default.

                  (b) Subject to the foregoing, the Servicer (i) has initiated a review and assessment of all computer applications of the Borrower and the Servicer (including, but not limited to those of its subsidiaries), and of its suppliers, vendors and service providers that are material to its business or which are related to or involved in the collection management or servicing of the Assets (the "Asset Systems") and (ii) reasonably expects that the Asset Systems are Year 2000 Compliant or will be Year 2000 Compliant on or before September 30, 1999, and thereafter, except to the extent that failure to do so could not reasonably be expected to (A) have a material adverse effect on the Borrower, the Servicer, the Loan, the Collateral, the Deal Agent or the Lender, or (B) result in an Event of Default.

                  (c) The Servicer reasonably expects that the costs of all assessment, remediation, testing and integration related to the Borrower's and the Servicer's plans for becoming Year 2000 Compliant will not have a material adverse effect on the financial condition or operations of the Borrower or the Servicer.

                  (d) The Borrower and the Servicer, as applicable, shall promptly notify the Deal Agent in the event it discovers or determines that any Asset Systems will not be Year 2000 Compliant on or before September 30, 1999 and thereafter except to the extent that such failure could not reasonably be expected to (i) have a material adverse effect on the Borrower, the Servicer, the Loan, the Collateral, the Deal Agent or the Lender, or (ii) result in an Event of Default.

                  (e) The Borrower and the Servicer will deliver to the Deal Agent, simultaneously with any quarterly or annual financial statements, an Officer's Certificate signed by the chief financial officer or chief accounting officer thereof, that no material event, problems or conditions have occurred, to the best of management's knowledge, which in the opinion of management would
(i) prevent or materially delay the Borrower's or the Servicer's, as applicable, plan to become Year 2000 Compliant or (ii) cause or be likely to cause the Borrower's or the Servicer's representations and warranties set forth herein with respect to becoming Year 2000 Compliant to no longer be true; provided, however, that such letter, report, certificate or statement need not be delivered after January 1, 2000 for so long as the Borrower and the Servicer, as applicable, remains Year 2000 Compliant.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:                       FIDELITY LEASING SPE III, LLC, a Delaware
                                    limited liability company

                                    By: JLA Credit Corporation, a Delaware
                                        corporation, its Managing Member

                                        By:      ______________________________
                                        Name:    ______________________________
                                        Title:   ______________________________

                                    Fidelity Leasing SPE III, LLC
                                    c/o Fidelity Leasing, Inc.
                                    1255 Wrights Lane
                                    West Chester, Pennsylvania  19380
                                    Attention:                 Crit Dement
                                    Facsimile Number: (610) 719-4515
                                    Telephone Number: (610) 719-4510


THE SERVICER:                       FIDELITY LEASING, INC., a Pennsylvania
                                    corporation

                                    By:      __________________________________
                                    Name:    __________________________________
                                    Title:   __________________________________

                                    Fidelity Leasing, Inc.
                                    1255 Wrights Lane
                                    West Chester, Pennsylvania  19380
                                    Attention:                 Crit Dement
                                    Facsimile Number: (610) 719-4515
                                    Telephone Number: (610) 719-4510



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE INVESTORS:           FIRST UNION NATIONAL BANK, a national banking
                         association

                         By:      __________________________________
                         Name:    __________________________________
                         Title:   __________________________________

                         First Union National Bank
                         One First Union Center, TW9
                         Charlotte, North Carolina  28288
                         Attention:                 Capital Markets Credit
                                                    Administration
                         Facsimile Number: (704) 374-3254
                         Telephone Number: (704) 374-4001


VFCC:                    VARIABLE FUNDING CAPITAL CORPORATION,
                         a Delaware corporation

                         By: First Union Capital Markets Corp., a North Carolina corporation

                               By:      ______________________________
                               Name:    ______________________________
                               Title:   ______________________________

                         First Union Capital Markets Corp.
                         One First Union Center, TW9
                         Charlotte, North Carolina  28288
                         Attention:      Conduit Administration
                         Facsimile Number: (704) 383-6036
                         Telephone Number: (704) 374-2520



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE DEAL AGENT:                    FIRST UNION CAPITAL MARKETS CORP., a
                                   North Carolina corporation

                                   By:      __________________________________
                                   Name:    __________________________________
                                   Title:   __________________________________

                                   First Union Capital Markets Corp.
                                   One First Union Center, TW9
                                   Charlotte, North Carolina  28288
                                   Attention:         Conduit Administration
                                   Facsimile Number: (704) 383-6036
                                   Telephone Number: (704) 374-2520


THE LIQUIDITY AGENT:               FIRST UNION NATIONAL BANK, a national
                                   banking association

                                   By:      __________________________________
                                   Name:    __________________________________
                                   Title:   __________________________________

                                   First Union National Bank
                                   One First Union Center, TW9
                                   Charlotte, North Carolina  28288
                                   Attention:        Capital Markets Credit
                                                     Administration
                                   Facsimile Number: (704) 374-3254
                                   Telephone Number: (704) 374-4001



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE COLLATERAL CUSTODIAN          HARRIS TRUST AND SAVINGS BANK, an Illinois
AND BACK-UP SERVICER:             banking corporation

                                  By:      __________________________________
                                  Name:    __________________________________
                                  Title:   __________________________________

                                  Harris Trust and Savings Bank
                                  311 West Monroe Street, 12th Floor
                                  Chicago, Illinois  60606
                                  Attention:     Indenture Trust Administrator
                                  Facsimile Number: (312) 461-3525
                                  Telephone Number: (312) 461-2532

                                                                       EXHIBIT A

                             FORM OF LOCK-BOX NOTICE

                                                          ____________ ___, 1999

[Name and Address of Lock-Box Bank]

                  Re:      JLA Credit Corporation
                           Lock-Box No. _____________
                           Lock-Box Account No. ___________

Ladies and Gentleman:

                  JLA Credit Corporation (the "Assignor") hereby notifies you that in connection with certain transactions involving the Assignor's accounts receivables, the Assignor will transfer exclusive ownership and control of its lock-box number _____________ (the "Lock-Box") and the corresponding lock-box account no. ____________ maintained with you (the "Lock-Box Account") to First Union Capital Market Corp., as deal agent (the "Agent"). These transfers will become effective upon your receipt of notice of effectiveness, substantially in the form attached hereto as Attachment 1 (the "Notice of Effectiveness"), which shall be delivered via facsimile transmission to your attention.

                  In connection with the foregoing, the Assignor and the Agent hereby instruct you, beginning on the date of receipt of the Notice of
Effectiveness: (a) to collect the monies, checks, instruments and other items of payment mailed to the Lock-Box, (b) to deposit into the Lock-Box Account all such monies, checks, instruments and other items of payment (unless otherwise instructed by the Agent), and (c) to transfer all funds deposited and collected in the Lock-Box Account pursuant to instructions given to you by the Agent from time to time.

                  You are hereby further instructed: (a) that unless and until the Agent notifies you to the contrary, you shall make such transfers from the Lock-Box Account at such times and in such manner as the Assignor, in its capacity as servicer for the Agent, shall from time to time instruct to the extent such instructions are not inconsistent with the instructions set forth herein, and (b) to permit the Assignor (in its capacity as servicer for the Agent) and the Agent to obtain upon request any information relating to the Lock-Box Account, including, without limitation, any information regarding the balance or activity of the Lock-Box Account.

                  The Assignor also hereby notifies you that, beginning on the date of receipt by facsimile of the Notice of Effectiveness from the Agent, notwithstanding anything herein or elsewhere to the contrary, the Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lock-Box and the Lock-Box Account, including, without limitation, the right to specify when payments are to be made out of or in connection with the Lock-Box and the Lock-Box Account. The Agent acts as agent for persons having a continuing interest in all of the checks and their proceeds and all monies and earnings, if any, thereon in the Lock-Box Account, and you shall be the Agent's agent for the purpose of holding and collection such property. The monies, checks, instruments and other items of payment mailed to the Lock-Box and the funds deposited into the Lock-Box Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Agent (except that you may set off (a) all amounts due to you in respect of your customary fees and expenses for the routine maintenance and operation of the Lock-Box Account, and (b) the face amount of any checks returned unpaid because of uncollected or insufficient funds).

                  This Agreement may not be terminated at any time by the Assignor or you, without the prior written consent of the Agent. Neither this Agreement nor any provisions hereof may be changed, amended, modified or waived orally but only by an instrument in writing signed by the Agent and the Assignor.

                  You shall not assign or transfer your rights or obligations hereunder (other than to the Agent) without the prior written consent of the Agent and the Assignor. Subject to the preceding sentence, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, each of the parties hereto and their respective successors and assigns.

                  You hereby represent that the person signing this Agreement on your behalf is duly authorized by you to so sign.

                  You agree to give the Agent and the Assignor prompt notice if the Lock-Box or the Lock-Box Account becomes subject to any writ, judgment, warrant of attachment, execution or similar process.

                  Any notice, demand or other communications required or permitted to be given hereunder shall be in writing and may be (a) personally served, (b) sent by courier service, (c) telecopied, or (d) sent by United States mail, and shall be deemed to have been given when (a) delivered in person, (b) delivered by courier service, (c) upon receipt of the telecopy, or
(d) three Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed); provided, however, that notices to the Agent hereunder shall not be effective until actually received by the Agent. For the purposes hereof, (i) the addresses of the parties hereto shall be as set forth below each party's name below, or, as to each party, at such other address as may be designated by such party in a written notice to the other and the Agent, and (ii) the address of the Agent shall be One First Union Center, TW9, Charlotte, North Carolina 28288, Attn.: Conduit Administration, or at such other address as may be designated by the Agent in a written notice to each of the parties hereto.

                  Please agree to the terms of, and acknowledge receipt of, this Agreement by signing in the space provided below.

                                   Very truly yours,

                                   JLA CREDIT CORPORATION, a Delaware
                                   corporation

                                   By:      _______________________________
                                   Name:    _______________________________
                                   Title:   _______________________________

                                   [Address]
                                   [Attention:]
                                   Telecopy #:

ACKNOWLEDGED AND AGREED:
[Name of Lock-Box Bank]


By:      __________________________
Name:    __________________________
Title:   __________________________
Date:    __________________________

[Address]
[Attention:]

                                                                    ATTACHMENT 1
                                                                    TO EXHIBIT A

                             NOTICE OF EFFECTIVENESS
                               TO LOCK-BOX NOTICE

VIA FACSIMILE TRANSMISSION

TO:               [Name of Lock-Box Bank]
DATED:            [Date]
ATTENTION:
                  Re:      Lock-Box No. _______________
                           Lock-Box Account No. ________

Ladies and Gentlemen:

                  Pursuant to the Lock-Box Agreement between JLA Credit Corporation and you, dated as of _____________ (the "Agreement"), we hereby give you notice that the transfers of the above-referenced Lock-Box and the Lock-Box Account, as described in the Agreement, are effective as of the date hereof. You are hereby instructed to comply immediately with the instructions set forth in the Agreement and, until we notify you to the contrary, to transfer all funds deposited and collected in Lock-Box Account to account number _________ at
---------------------.



                                FIRST UNION CAPITAL MARKETS CORP., a
                                North Carolina corporation, as Agent



                                By:      ____________________________________
                                Name:    ____________________________________
                                Title:   ____________________________________

ACKNOWLEDGED AND AGREED:
[Name of Lock-Box Bank]

By:      _________________________
Name:    _________________________
Title:   _________________________
Dated:   _________________________

[Address]
[Attention:]
Telecopy #:

                                                                       EXHIBIT B

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                           Dated ___________ __, 1999



                  Reference is made to the Receivables Credit Agreement dated as of February 4, 1999 (the "Agreement"), among Fidelity Leasing SPE III, LLC, as the Borrower, Fidelity Leasing, Inc., as the Servicer, the Investors named therein, Variable Funding Capital Corporation ("VFCC"), as a Lender, First Union Capital Markets Corp., as the Deal Agent, First Union National Bank, as the Liquidity Agent, and Harris Trust and Savings Bank, as the Collateral Custodian and Backup Servicer. Terms defined in the Agreement are used herein with the same meaning.

                  _____________________ (the "Assignor") and
______________________ (the "Assignee") agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Agreement as of the date hereof which represents the percentage interest specified in Section 1 of Schedule 1 of all outstanding rights and obligations of the Assignor under the Agreement, including, without limitation, such interest in the Assignor's Commitment and the Principal of Assets owned by the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of Principal of Assets owned by the Assignee will be as set forth in Section 2 of
Schedule 1.


                  2. The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial conditions of VFCC or the performance or observance by VFCC of any of its obligations under the Agreement or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (a) confirms that it has received a copy of the Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Deal Agent, the Liquidity Agent, the Assignor or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (c) confirms that it is an Eligible Assignee; (d) appoints and authorizes the Liquidity Agent each to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Liquidity Agent, together with such powers as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as an Investor.

                  4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Liquidity Agent for acceptance. The effective date of this Assignment and Acceptance (the "Transfer Date") shall be the date of acceptance thereof by the Liquidity Agent, unless a later date is specified in Section 3 of Schedule 1.

                  5. Upon such acceptance by the Liquidity Agent, as of the Transfer Date, (a) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of an Investor thereunder, and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish is rights and be released from its obligations under the Agreement.

                  6. Upon such acceptance by the Liquidity Agent, from and after the Transfer Date, the Deal Agent and the Liquidity Agent shall make, or cause to be made, all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fee with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Transfer Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule 1 hereto.

                                   [ASSIGNOR]

                                    By:      ______________________________
                                    Name:    ______________________________
                                    Title:   ______________________________

                                    Address for notice
                                    [Address]

                                    By:      ______________________________
                                    Name:    ______________________________
                                    Title:   ______________________________

                                    Address for notice
                                    [Address]

Acknowledged and accepted this ____ day of ________, ________

FIRST UNION NATIONAL BANK, a national banking association, as Liquidity Agent

By:      ___________________________
Name:    ___________________________
Title:   ___________________________

Acknowledged and accepted this ____ day of ________, ________

FIRST UNION CAPITAL MARKETS CORP., a North Carolina corporation, as Deal Agent

By:      ___________________________
Name:    ___________________________
Title:   ___________________________

                                   Schedule 1
                                       to
                            Assignment and Acceptance
                             Dated _______ ___, 1999



  Section 1.

         Percentage Interest:                           ________________%

  Section 2.

         Assignee's Commitment:                         $_________________

         Aggregate Outstanding Principal of Assets:     $________________

  Section 3.

         Transfer Date:                                 _____________ ___, 1999

                                                                       EXHIBIT C

                             FORM OF MONTHLY REPORT

                         [SET FORTH ON FOLLOWING PAGES]

                                                                       EXHIBIT D

                         FORM OF SERVICER'S CERTIFICATE

This Servicer's Certificate is delivered pursuant to the provisions of Section ____ of the Receivables Credit Agreement, dated as of February 4, 1999, among Fidelity Leasing SPE III, LLC, as Borrower, Fidelity Leasing, Inc., as Servicer, the Investors named therein, Variable Funding Capital Corporation, as a Lender, First Union Capital Markets Corp., as the Deal Agent, First Union National Bank, as the Liquidity Agent, and Harris Trust and Savings Bank, as the Collateral Custodian and Back-up Servicer (hereinafter as such agreement may have been, or may from time to time be amended, supplemented or otherwise modified (the "Receivables Credit Agreement"). This Servicer's Certificate relates to [applicable Monthly Period (the "Monthly Period") or applicable Collection Period (the "Collection Period"), as the case may be] and relating to [applicable Payment Date], (the "Payment Date") and the Monthly Report for such Monthly Period, which Monthly Report is set forth on attached Schedule A.

         A. Capitalized terms used but not otherwise defined herein have the meanings assigned them in the Receivables Credit Agreement referred to above. References to certain subsections herein are references to the respective subsections of the Receivables Credit Agreement.

         B.       The Servicer is the Servicer under the Receivables Credit
                  Agreement.

         C. The undersigned hereby certifies to the Deal Agent and the Lenders that all of the information set forth on attached Schedule A is true and accurate in all material respects as of the date hereof.

IN WITNESS WHEREOF, the undersigned has caused this Servicer's Certificate to be duly executed this [___] day of [_________], 1999.

                                  FIDELITY LEASING, INC.,
                                  a Pennsylvania corporation, as Servicer

                                  By:      ________________________________
                                  Name:    ________________________________
                                  Title:   ________________________________

                                                                       EXHIBIT E

                  FORM OF BORROWING CERTIFICATE AND ASSIGNMENT

                  THIS BORROWING CERTIFICATE AND ASSIGNMENT, dated as of ________________ __, 1999, is given by Fidelity Leasing SPE III, LLC, as Borrower (the "Borrower"), in favor of FIRST UNION CAPITAL MARKETS CORP., as Deal Agent (the "Deal Agent").

                  1. Reference is made to the Receivables Credit Agreement, dated as of February 4, 1999 (the "Agreement"), by and among Fidelity Leasing SPE III, LLC, as the Borrower, Fidelity Leasing, Inc., as the Servicer, the Investors named therein, Variable Funding Capital Corporation, as a Lender, First Union Capital Markets Corp., as the Deal Agent, First Union National Bank, as the Liquidity Agent, and Harris Trust and Savings Bank, as the Collateral Custodian and Backup Servicer. All capitalized terms shall have the meanings set forth in the Agreement.

                  2. The Borrower does hereby sell, transfer, assign, set over and convey to the Deal Agent, all right, title and interest of the Borrower in and to the Assets listed on Schedule 1 hereto (each, a "Sold Asset").

                  3. The Borrower does hereby make the representations and warranties referred to in Section 4.1 and 4.2 of the Agreement with respect to each Sold Asset with full force and effect as if fully set forth herein.

                  IN WITNESS WHEREOF, the Borrower has caused this Borrowing Certificate and Assignment to be executed by its manager thereunto duly authorized, as of the date first above written.

                                       FIDELITY LEASING SPE III, LLC, a Delaware limited liability company

                                       By:    JLA Credit Corporation, a Delaware
                                              corporation, its Managing Member

                                              By:      _________________________
                                              Name:    _________________________
                                              Title:   _________________________

                                                                       EXHIBIT F

                           FORM OF NOTICE OF BORROWING


         I, _____________, ______________ of JLA Credit Corporation, Managing Member of Fidelity Leasing SPE III, LLC, as the borrower (the "Borrower"), hereby certify as follows, with respect to that certain Receivables Credit Agreement (the "Agreement"), dated as of February 4, 1999, by and among the Borrower, Fidelity Leasing, Inc., as the Servicer (the "Servicer"), the Investors named therein, Variable Funding Capital Corporation, as a Lender, First Union Capital Markets Corp., as the Deal Agent, First Union National Bank, as the Liquidity Agent, and Harris Trust and Savings Bank, as the Collateral Custodian and Back-up Servicer, as amended from time to time. All capitalized terms shall have the meanings set forth in the Agreement.

                  The Borrower hereby requests that the Loan be funded in accordance of the following terms:

                  (a) The aggregate amount of the Loan shall be
___________________.


                  (b) The date the funding of the Loan shall be
____________________.

                  The representations and warranties contained in Section 4.1 and 4.2 of the Agreement are true and correct as though made on the date hereof.

                  No event has occurred and is continuing, or would result from making the Loan on the date hereof, which constitutes an Event of Default.

                  As of the date hereof, the aggregate outstanding Principal (after giving effect to the Loan funded on the date hereof) does not exceed the Credit Limit. For purposes hereof, the Credit Limit has been recalculated based upon amounts and percentages as the date hereof.

                  On and as of such day, the Borrower and the Servicer has each performed in all material respects all of the agreements contained in the Agreement to be performed by such Person at or prior to such day.

                  No law, rule or regulation prohibits, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality prohibits or enjoins, the funding the Loan occurring on the date hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Notice of Borrowing to be duly executed this ____ day of February, 1999.

                  FIDELITY LEASING SPE III, LLC, a Delaware limited liability company

                  By: JLA Credit Corporation, a Delaware corporation, its Managing Member

                           By:      ______________________
                           Name:    ______________________
                           Title:   ______________________

                                                                       EXHIBIT G

                                     FORM OF
                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT



[Delivery Date]

BY FACSIMILE:  (704) 383-6036
-----------------------------

FIRST UNION CAPITAL MARKETS CORP.
One First Union Center, TW9
Charlotte, North Carolina 28288
Attn:  Conduit Administration

Re: Receivables Credit Agreement, dated as of February 4, 1999 (the "Agreement"), by and among Fidelity Leasing SPE III, LLC, as the Borrower (the "Borrower"), Fidelity Leasing, Inc., as the Servicer, the Investors named therein, Variable Funding Capital Corporation, as a Lender, First Union Capital Markets Corp., as the Deal Agent (the "Deal Agent"), First Union National Bank, as the Liquidity Agent, and Harris Trust and Savings Bank, as the Collateral Custodian and Backup Servicer (the "Collateral Custodian").

Ladies and Gentlemen:

In connection with the administration of the contracts held by you as the Collateral Custodian on behalf of the Deal Agent under the Agreement, we request the release, and acknowledge receipt, of the contract file for the contracts described below, for the reason indicated.

Obligor's Name Address & Zip Code:
----------------------------------
Contract Number:
----------------
Reason for Requesting Documents (check one and recite applicable section in the
-------------------------------
                                 Agreement)

____ 1. Contract Paid in Full. (The Borrower hereby certifies that all amounts received in connection therewith have been credited to the account of the Deal Agent.) The Agreement, Section ____.


____  2. Contract Liquidated By ___________________________ (The Borrower
         hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the account of the Deal Agent.) The Agreement, Section
         ____.

____  3. Contract in Foreclosure. The Agreement, Section ____.

____  4. Other (explain) ______________________. The Agreement, Section ____.

If box 1 or 2 above is checked, and if all or part of the contract file was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified contract.

If box 3 or 4 above is checked, upon our return of all of the above documents to you as the Collateral Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                  FIDELITY LEASING SPE III, LLC, a Delaware limited liability company

                  By: JLA Credit Corporation, a Delaware corporation, its Managing Member

                           By:      ______________________
                           Name:    ______________________
                           Title:   ______________________


APPROVED:

FIRST UNION CAPITAL MARKET CORP.,
a North Carolina corporation

By:      ________________________
Name:    ________________________
Title:   ________________________


ACKNOWLEDGMENT OF DOCUMENTS
RETURNED BY THE COLLATERAL CUSTODIAN:

HARRIS TRUST AND SAVINGS BANK,
an Illinois banking corporation

By:      ______________________
Name:    ______________________
Title:   ______________________

                                                                      SCHEDULE I


                          CONDITION PRECEDENT DOCUMENTS


                  As required by Section 3.1 of the Agreement, each of the following items must be delivered to the Deal Agent prior to the Closing Date:

                  1. A copy of this Agreement duly executed by the Borrower and the Servicer;

                  2. Officer's Certificates of each of the Borrower and of the Servicer, each dated the date of this Agreement, certifying (a) that the names and true signatures of the incumbent officers of such Person authorized to sign this Agreement and the other documents to be delivered by it hereunder, on which certificate the Deal Agent, the Liquidity Agent and the Lender may conclusively rely until such time as the Deal Agent shall receive from the Borrower or the Servicer, as the case may be, a revised certificate meeting the requirements of this paragraph (2), (b) that the copy of the certificate of formation of the Borrower and the certificate of incorporation of the Servicer attached thereto is a complete and correct copy and that such documents have not been amended, modified or supplemented and is in full force and effect, (c) that the copy of the limited liability company agreement of the Borrower attached thereto is a complete and correct copy and that such limited liability company agreement has not been amended, modified or supplemented and is in full force and effect, (d) that the copy of the by-laws of the Servicer attached thereto is a complete and correct copy and that such by-laws have not been amended, modified or supplemented and are in full force and effect, and (e) that the resolutions of such Person's members or board of directors approving and authorizing the execution, delivery and performance by such Person of this Agreement and the documents related thereto;

                  3. Good standing certificate for the Borrower issued by the Secretary of State of the State of Delaware;

                  4. Good standing certificate for the Servicer issued by the Secretary of State of the Commonwealth of Pennsylvania;

                  5. Qualification to do Business Certificate of the Borrower issued by the Secretary of State of the Commonwealth of Pennsylvania;

                  6. Acknowledgment copies of proper financing statements, dated a date reasonably near to the Closing Date, describing the Assets and naming the Originator as debtor and the Borrower as secured party, or other, similar instruments or documents, as may be necessary or, in the opinion of the Deal Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Borrower's interests in all Assets;

                  7. Acknowledgment copies of proper financing statements, dated a date reasonably near to the Closing Date, describing the Assets and naming the Borrower as debtor and the Deal Agent, on behalf of the Lender, as secured party, or other, similar instruments or documents, as may be necessary or, in the opinion of the Deal Agent or the Lender, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Lender's interests in all Assets;

                  8. Acknowledgment copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Assets previously granted by the Borrower;

                  9. Certified copies of requests for information or copies (or a similar search report certified by a party acceptable to the Deal Agent), dated a date reasonably near to the Closing Date, listing all effective financing statements which name the Borrower (under its present name and any previous name) as debtor and which are filed in the applicable jurisdictions together with copies of such financing statements (none of which, other than the financing statements filed in connection with this transaction, shall cover any Assets or Contracts);

                  10. An accurate and complete listing in all material respects of all the Contracts in the Borrowing Base as of the Closing Date;

                  11. Payment of the Structuring Fee and the estimated legal fees and expenses of counsel to the Deal Agent; and

                  12. Opinions of Morgan, Lewis & Bockius LLP, Ledgewood Law Firm, and Richards, Layton & Finger, P.A., counsel to the Borrower, and Skadden, Arps, Slate, Meagher & Flom, Minerva Law Offices, and Reiko Kasano, counsel to JLC, all such opinions in form and substance acceptable to the Deal Agent.

                                                                     SCHEDULE II

                      LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS

                       Wells Fargo, Account Number: 05969

                                                                    SCHEDULE III

                        TRADENAMES, FICTITIOUS NAMES AND
                            "DOING BUSINESS AS" NAMES

                                      None.

                                                                     SCHEDULE IV

                           LOCATION OF CONTRACT FILES

         The Contracts are located at the following offices of Harris:

                  Harris Trust and Saving Bank
                  111 West Monroe Street
                  Lower Level West - Document Custody Department
                  Chicago, Illinois  60603

                                                                      SCHEDULE V

                                LIST OF CONTRACTS

                         [SET FORTH ON FOLLOWING PAGES]

                                                                     SCHEDULE VI

                           COMMITMENT OF EACH INVESTOR

                    First Union National Bank - $153,000,000.